 OAKHURST FIXED INCOME FUND

OAKHURST SHORT DURATION BOND FUND

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

Each a Series of F/m FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

June 7, 2023

Dear Shareholder:

A Special Meeting of Shareholders of the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund, each a series of F/m Funds Trust (the “Trust”), an Ohio business trust, has been scheduled for June 29, 2023 (the “Special Meeting”) and will be held at the offices of F/m Investments, LLC, d/b/a Oakhurst Capital Management (formerly, F/m Investments, LLC, d/b/a Oakhurst Capital Advisors) (“F/m”) at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 and virtually via Zoom conference call at 1 646-931-3860, Meeting ID: 929 3576 7925, Passcode: 052794, at 12:00 p.m. Eastern Time.

The purpose of the Special Meeting has been called to ask shareholders to:

●	Vote on the proposals to reorganize each of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into a corresponding newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of The RBB Fund, Inc. (“RBB”), a Maryland corporation with its principal offices in Milwaukee, Wisconsin (each, a “Reorganization” and together, the “Reorganizations”). The Acquiring Funds have no assets or liabilities and will not commence operations until the consummation of the Reorganizations.

●	Vote on a new investment advisory agreement between the Trust and Oakhurst Capital Advisors, LLC (formerly, Oakhurst Capital Management, LLC) (“Oakhurst”) with respect to each Acquired Fund.

●	Vote on a new sub-advisory agreement between the Trust and F/m with respect to each Acquired Fund.

●	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Reorganizations will not result in any change to the investment objective, investment strategies or policies of the fund in which you are invested. After the Reorganizations, Oakhurst will serve as the investment sub-adviser to the Acquiring Funds and the sub-adviser, F/m, will serve as the Acquiring Funds’ investment adviser. The Acquiring Funds’ portfolio management team is expected to be the same as the Acquired Funds’ current portfolio management team. The investment advisory fee rate associated with your investment will not change as a result of the Reorganization affecting your Acquired Fund, but the operating expenses associated with your investment are expected to decrease as a result of the corresponding Reorganization due to certain efficiencies of scale available to series of RBB. F/m has committed to maintain the expense limitation arrangements that are in place for the Acquired Funds for the Acquiring Funds for at least the two-year period immediately following the Reorganizations, except that for the first year immediately following the Reorganizations the contractual expense limitations on the Retail Shares and Institutional Shares of the Oakhurst Fixed Income Fund will be 0.02% lower than they were prior to the Reorganizations.

For the reasons discussed below and in the attached Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), and based on the recommendations of Oakhurst, the Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of each Acquired Fund and its shareholders that such Acquired Fund operate as a series of RBB. As a result, the Board has approved each Reorganization and has recommended each Reorganization to shareholders (the “Reorganization Proposals”). The Board recommends that shareholders vote “FOR” the Reorganizations.

If each Reorganization is approved by shareholders, each shareholder of an Acquired Fund will receive a number of full and fractional shares of such Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the corresponding Acquired Fund held at the time of the Reorganization. In other words, your shares of the respective Acquired Fund would in effect be converted into the same class of shares of the corresponding Acquiring Fund. The Acquiring Funds will commence operations upon consummation of the Reorganizations. Each Acquired Fund would then be dissolved. If approved by the shareholders, the Reorganizations are expected to close in the third quarter of 2023.

The Reorganizations are not expected to have any federal tax consequences for the respective Acquired Funds or their shareholders. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

If a Reorganization is not approved by its shareholders, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then such Reorganization will not be implemented, and the Board will consider additional actions as it deems to be in the best interests of the Acquired Funds.

On January 31, 2023, Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company, acquired the assets of F/m Acceleration, LLC (“F/m Acceleration”), the parent company of F/m (the “F/m Transaction”). Also, on January 31, 2023, Rowhouse Capital Partners, LLC (“Rowhouse”) acquired F/m Acceleration’s interest in Oakhurst (the “Oakhurst Transaction” and with the F/m Transaction, the “Transactions”). In conjunction with the Transactions, Oakhurst was renamed Oakhurst Capital Advisors, LLC and F/m d/b/a Oakhurst Capital Advisors was renamed F/m d/b/a Oakhurst Capital Management. The Transactions resulted in changes in “control” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of each of Oakhurst and F/m and the automatic termination of (i) the previous investment advisory agreements between Oakhurst and the Trust, on behalf of the Acquired Funds and (ii) the previous sub-advisory agreements among Oakhurst, F/m and the Trust, on behalf of the Acquired Funds. In anticipation of the closing of the Transactions, at a meeting held on January 23, 2023, the Board approved interim investment advisory agreements between Oakhurst and the Trust, on behalf of each Acquired Fund (the “Interim Advisory Agreements”), and interim sub-advisory agreements among Oakhurst, F/m and the Trust, on behalf of each Acquired Fund (the “Interim Sub-Advisory Agreements”). The Interim Advisory Agreements and the Interim Sub-Advisory Agreements, having the same material terms and fee arrangements as the Acquired Funds’ previous Investment Advisory Agreements and Sub-Advisory Agreements, respectively, became effective upon the closing of the Transactions on January 31, 2023.

Also at the January 23, 2023 meeting, the Board approved new investment advisory agreements between Oakhurst and the Trust, on behalf of the Acquired Funds (the “New Advisory Agreements”), and new sub-advisory agreements among Oakhurst, F/m and the Trust, on behalf of each Acquired Fund (the “New Sub-Advisory Agreements”). Each of the New Advisory Agreements and New Sub-Advisory Agreements is subject to shareholder approval at the Special Meeting. If shareholders of each Acquired Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement for their respective Fund, those agreements will become effective promptly after the Special Meeting. The terms and fee arrangements under the New Advisory Agreements and the New Sub-Advisory Agreements are materially the same as those under the Previous Advisory Agreements and the Previous Sub-Advisory Agreements, respectively.

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Two of the three persons currently responsible for the portfolio management of the Acquired Funds prior to the Oakhurst Transaction will continue to manage their respective Acquired Fund in accordance with each Fund’s current investment objective and principal investment strategies. Oakhurst has agreed to maintain, under the Interim Advisory Agreements, the expense limitations in place for the Acquired Funds under the Previous Advisory Agreements until the earlier of the following to occur: (i) the effective date of the New Advisory Agreements, assuming their approval by a majority of the Acquired Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreements. In addition, assuming the Acquired Funds’ shareholders approve the New Advisory Agreements and the New Sub-Advisory Agreements at the Special Meeting, Oakhurst has agreed to maintain the expense limits in place for the Acquired Funds under the Previous Advisory Agreements for at least a period of two years following the effective date of the New Advisory Agreements.

At the Special Meeting, shareholders of the Acquired Funds will be asked to approve a New Advisory Agreement for each of the Funds. Under the 1940 Act, the Trust must obtain from shareholders of each Acquired Fund approval of the applicable New Advisory Agreement, so shareholders of each Fund will vote separately for their Fund rather than for all Funds together. Approval of the New Advisory Agreement for each Acquired Fund will not change the contractual advisory fee rate currently in place for the Funds nor will it change the portfolio managers or the investment strategies and processes that are currently being used to manage the Funds.

Shareholders of the Acquired Funds also will be asked at the Special Meeting to approve a New Sub-Advisory Agreement for each of the Funds among the Trust, Oakhurst and F/m. Under the 1940 Act, the Trust must obtain from shareholders of each Acquired Fund approval of the applicable New Sub-Advisory Agreement. Approval of the New Sub-Advisory Agreement for each Acquired Fund will not change the contractual advisory fee rate currently in place for the Funds, as the sub-advisory fee will be paid by Oakhurst to F/m from the advisory fee. For each Acquired Fund, shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement is contingent on shareholder approval of the other Agreement.

For the reasons discussed below and in the attached Proxy Statement/Prospectus, and based on the recommendations of Oakhurst, the Board has determined that it is in the best interests of each Acquired Fund and its shareholders that shareholders of the respective Acquired Fund approve the proposals with respect to applicable New Advisory Agreement and New Sub-Advisory Agreement (the “New Agreement Proposals”). As a result, the Board has approved the New Advisory Agreements and New Sub-Advisory Agreements for the respective Acquired Fund and have recommended approval of the New Advisory Agreements and New Sub-Advisory Agreements to the respective shareholders of the Acquired Funds. The Board recommends that shareholders vote “FOR” the New Agreement Proposals.

The attached Proxy Statement/Prospectus is designed to give you more information about the Reorganization Proposals and the New Agreement Proposals.

If you are a shareholder of record of an Acquired Fund as of the close of business on May 1, 2023, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

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Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

If you have any questions, please call us toll-free at 800-292-6775 and we will be glad to assist you.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Acquired Funds.

Sincerely,

/s/ Matthew A. Swendiman
Matthew A. Swendiman
President
F/m Funds Trust

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OAKHURST FIXED INCOME FUND

OAKHURST SHORT DURATION BOND FUND

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

Each a Series of F/m FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2023

F/m Funds Trust (the “Trust”), an Ohio business trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, on June 29, 2023, at the offices of F/m Investments, LLC, d/b/a Oakhurst Capital Management (formerly, F/m Investments, LLC, d/b/a Oakhurst Capital Advisors) (“F/m”) at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007and virtually via Zoom conference call at 1-646-931-3860, Meeting ID: 929 3576 7925, Passcode: 052794, at 12:00 p.m. Eastern Time.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the following proposals as shown below:

Proposals 1-3: To Approve the Agreement and Plan of Reorganization (the “Reorganization Proposals”)

●	To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf each Acquired Fund, The RBB Fund, Inc. (“RBB”), on behalf of its newly formed series set forth in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and F/m, pursuant to which each Acquired Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund. The consummation of one proposed reorganization is not contingent upon the consummation of any other proposed reorganization. However, an Acquired Fund shall not be obligated to consummate its proposed reorganization if another Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

Proposal	Acquired Fund	Acquiring Fund
1	Oakhurst Fixed Income Fund	Oakhurst Fixed Income Fund
2	Oakhurst Short Duration Bond Fund	Oakhurst Short Duration Bond Fund
3	Oakhurst Short Duration High Yield Credit Fund	Oakhurst Short Duration High Yield Credit Fund

Proposal 4: To Approve New Advisory Agreements

●	To approve, with respect to each of the Acquired Funds, a proposed new investment advisory agreement between the Trust and Oakhurst Capital Advisors, LLC (formerly, Oakhurst Capital Management, LLC) (“Oakhurst”).

Proposal 5: To Approve New Sub-Advisory Agreements

●	To approve, with respect to each of the Acquired Funds, a proposed new sub-advisory agreement among the Trust, Oakhurst and F/m, doing business as Oakhurst Capital Management.

Proposal 6:

If necessary, to approve a proposal to adjourn or postpone the Special Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposed reorganizations, proposed investment advisory agreements or the proposed investment sub-advisory agreements; and

Proposal 7:

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 1, 2023, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and Proxy Card are being mailed on or about June 16, 2023 to such shareholders of record.

Based on recommendations of Oakhurst, the investment adviser for the Acquired Funds, the Board of Trustees of the Trust recommends that you vote in favor of the proposed reorganizations.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

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By Order of the Board of Trustees of F/m Funds Trust

/s/ Bernard Brick
Bernard Brick
Secretary
F/m Funds Trust

June 7, 2023

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YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible. To vote, you may use any of the following methods:

●	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

●	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

●	At the Meeting. Shareholders of record as of the close of business on May 1, 2023, will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

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OAKHURST FIXED INCOME FUND

OAKHURST SHORT DURATION BOND FUND

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

Each a Series of F/m FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: June 7, 2023

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of F/m Funds Trust (the “Trust”) held on January 23, 2023, the Board approved, upon the recommendation of Oakhurst Capital Advisors, LLC (formerly, Oakhurst Capital Management, LLC) (“Oakhurst”), a plan to reorganize the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, into corresponding newly-created series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of The RBB Fund, Inc. (“RBB”) that will be managed by F/m Investments, LLC, d/b/a Oakhurst Capital Management (“F/m”) (formerly, F/m Investments, LLC, d/b/a Oakhurst Capital Advisors) and sub-advised by Oakhurst. Each Acquiring Fund will not commence operations until consummation of its respective reorganization (each, a “Reorganization” and together, the “Reorganizations”).

Acquired Fund (each a series of the Trust)	Acquiring Fund (each a series of RBB)
Oakhurst Fixed Income Fund Institutional Shares	Oakhurst Fixed Income Fund Institutional Shares
Oakhurst Short Duration Bond Fund Institutional Shares	Oakhurst Short Duration Bond Fund Institutional Shares
Oakhurst Short Duration High Yield Credit Fund Institutional Shares	Oakhurst Short Duration High Yield Credit Fund Institutional Shares

In approving the Reorganizations, the Board determined that participation in each Reorganization is in the best interests of each Acquired Fund and its respective shareholders, and that the interests of existing shareholders in the Acquired Funds will not be diluted as a result of the transactions contemplated by the Reorganization. For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in this Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”).

Shareholder approval is needed to proceed with the Reorganizations and a special shareholder meeting will be held on June 29, 2023 (the “Special Meeting”) to consider the proposal.

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We are sending this document to you for your use in deciding whether to approve the Reorganization for your Acquired Fund at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a Proxy Card.

Question: What is the purpose of the Reorganization for my Acquired Fund?

Answer: The purpose of each Reorganization is to move the respective Acquired Fund from the Trust into RBB. Oakhurst believes that each Reorganization will provide benefits to the existing shareholders of the Acquired Funds in the form of lower operating expenses and the potential to increase Fund assets. Following the Reorganizations, the overall fees charged by service providers to the Acquiring Funds are expected to be lower than the fees currently charged by service providers to the Acquired Funds. In addition, each Acquiring Fund will pay the same annual advisory fee rate currently paid by its respective Acquired Fund. F/m has also contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund for at least the two-year period immediately following the Reorganization. In addition, for the first year immediately following the Reorganizations the contractual expense limitations on the Retail Shares and Institutional Shares of the Oakhurst Fixed Income Fund will be 0.02% lower than they were prior to the Reorganizations. As a result, Oakhurst expects that the Acquiring Funds will have lower annual operating expenses than the Acquired Funds.

Oakhurst believes that the Reorganizations and the expected lower expenses of the Acquiring Funds could potentially make the Acquiring Funds more attractive to prospective investors, which could potentially add size and scale to each Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Accordingly, Oakhurst has recommended, and the Board has approved, that each Acquired Fund be reconstituted as a series of RBB.

Question: Are there any significant differences between the investment objectives and policies of the Acquired Funds and Acquiring Funds?

Answer: No. There is no material difference between the investment objectives, investment strategies and policies of each individual Acquired Fund and its corresponding Acquiring Fund.

Question: How will the proposed Reorganizations affect the fees and expenses I pay as a shareholder of an Acquiring Fund?

Answer: Following the Reorganizations, the total annual fund operating fees and expenses of the Acquiring Funds are expected to be lower than those of the Acquired Funds due to the differences in certain operating expenses, including accounting, administration, transfer agency, custody, legal and auditing fees. Each Acquiring Fund will pay the same annual advisory fee rate currently paid by its respective Acquired Fund. In addition, F/m has contractually agreed to maintain the expense limitation arrangements that are in place for each Acquired Fund for its respective Acquiring Fund for at least the two-year period immediately following the Reorganization. In addition, for the first year immediately following the Reorganizations the contractual expense limitations on the Retail Shares and Institutional Shares of the Oakhurst Fixed Income Fund will be 0.02% lower than they were prior to the Reorganizations. If at any time any Acquiring Fund’s total annual fund operating expenses (not including brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) are less than the current expense cap, F/m may recoup any waived or reimbursed amounts from the Acquiring Fund within three years from the date on which such waiver or reimbursement was made by F/m, provided such reimbursement does not cause the Acquiring Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Question: Will there be changes in the management and operation of the Acquired Funds?

Answer: After the Reorganizations, the Acquired Funds’ sub-adviser, F/m, will serve as the investment adviser to the Acquiring Funds and the Acquired Funds’ investment adviser, Oakhurst, will serve as the investment sub-adviser to the Acquiring Funds. The Acquiring Funds’ portfolio management team is expected to be the same as the Acquired Funds’ current portfolio management team. Thus, there will be no change in the day-to-day management of the Acquired Funds’ investment portfolios.

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As a series of the Trust, the Acquired Fund uses a number of service providers that deliver an array of services to the Trust. These services include administration, fund accounting, transfer agency, custody, distribution, compliance and auditing services (“Third Party Service Arrangements”). Many of the Third-Party Service Arrangements provided to the Trust will change if the Reorganizations are approved. For example, the Trust and RBB have retained different service providers for administration, fund accounting, transfer agency, distribution and compliance services. Third Party Service Arrangements will be provided to the Acquiring Fund by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, U.S. Bank N.A., Quasar Distributors, LLC (an affiliate of ACA Foreside), Vigilant Compliance, LLC and Cohen & Company, Ltd.

In addition, the Board of Directors of RBB is different from the Board of Trustees of the Trust, and the officers of the Acquiring Fund and Acquired Fund will differ.

Question: How will the Reorganization work?

Answer: Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (the form of which is attached as Appendix A), each Acquired Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in return for Institutional Shares of the Acquiring Fund. Each Acquired Fund will then distribute pro rata the shares it receives from the corresponding Acquiring Fund to its shareholders, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund that he or she held prior to the Reorganization. If the Plan is carried out as proposed, it is not expected that the transaction will have any federal tax consequences to the Acquired Funds or their shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.

Question: How will this affect my investment?

Answer: The Reorganizations will not affect the value of your investment at the time of the respective Reorganization and your interest in an Acquired Fund will not be diluted. Following the Reorganization of your Acquired Fund, you will be a shareholder of the corresponding Acquiring Fund, which has an identical investment objective and investment strategies as the Acquired Fund. Oakhurst, the Acquiring Funds’ investment sub-adviser and the Acquired Funds’ investment adviser, will manage the Acquiring Fund in the same way as the Acquired Fund. The primary differences will be that (i) Oakhurst will serve as the sub-adviser and F/m will serve as the investment adviser for the Acquiring Funds, (ii) the service providers that provide Third Party Service Arrangements to the Acquired Funds will change, (iii) the Acquiring Funds will be part of RBB instead of the Trust, and (iv) the Acquiring Funds will have a Board of Directors comprised of different individuals than the individuals that comprise the Board of Trustees of the Trust.

Question: How do the Acquired Funds and Acquiring Funds charter documents compare?

Answer: The Trust, of which the Acquired Funds are a series, is organized as an Ohio business trust, while RBB, of which the Acquiring Funds are a series, is organized as a Maryland corporation. The Trust is governed by both Ohio statute and the Trust’s Agreement and Declaration of Trust (the “Trust’s Declaration of Trust”), as amended, and By-Laws, as amended. RBB is governed by the Maryland General Corporation Law (the “MGCL”) and RBB’s Articles of Incorporation, as amended and supplemented, and By-laws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

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Under both the MGCL and Ohio Statute, shareholders have similar rights and are generally shielded from personal liability for an entity’s debts or obligations. Under Ohio statute, however, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. Importantly, the Acquired Funds and Acquiring Funds must comply with the Investment Company Act of 1940, as amended (the “1940 Act”) and certain other federal securities laws. As a result, many issues that may arise in the course of an Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law. Additionally, the 1940 Act requires shareholder approval of certain actions (such as a Reorganization) regardless of an entity’s state or form of organization.

Question: What will happen if a Reorganization is not approved?

Answer: If shareholders of an Acquired Fund do not approve its respective Reorganization, then the Board will consider other alternatives for that Acquired Fund, which may include continuing to operate the Acquired Fund in its current structure, merging the Acquired Fund with another fund, or liquidating the Acquired Fund. The consummation of one Reorganization is not contingent upon the consummation of any other Reorganization. However, an Acquired Fund shall not be obligated to consummate its Reorganization if another Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: How does the Board of Trustees suggest that I vote on the Reorganization Proposals?

Answer: After careful consideration and upon recommendation of Oakhurst, the Board recommends that you vote “FOR” each Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: The expenses of the Reorganization shall be borne by F/m. None of the Acquired Funds and their shareholders and none of the Acquiring Funds and their shareholders will pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the proposed Reorganizations. The estimated cost for the solicitation of proxies in connection with the Reorganizations is $13,000.

Question: Why am I being asked to vote on a proposed new investment advisory agreement?

Answer: Oakhurst has been the investment adviser to the Acquired Funds since December 29, 2020. Currently, Oakhurst is jointly owned by Lido Advisors, LLC (“Lido”) and Rowhouse Capital Partners, LLC (“Rowhouse”). Prior to January 31, 2023, Oakhurst was jointly owned by Lido and F/m Acceleration, LLC (“F/m Acceleration”). On January 31, 2023, F/m Acceleration sold its interest in Oakhurst to Rowhouse (the “Oakhurst Transaction”). Lido’s ownership interest in Oakhurst did not change as a result of the Oakhurst Transaction. The Oakhurst Transaction, which closed on January 31, 2023, resulted in a change in “control” (as defined in the 1940 Act) of Oakhurst and the automatic termination of the then-current investment advisory agreements between Oakhurst and the Trust, on behalf of each Acquired Fund (the “Previous Advisory Agreements”). At a meeting held on January 23, 2023, the Board approved interim investment advisory agreements between Oakhurst and the Trust, on behalf of each Acquired Fund (the “Interim Advisory Agreements”). The Interim Advisory Agreements have the same material terms and fee arrangements as the Previous Advisory Agreements and became effective upon the closing of the Oakhurst Transaction on January 31, 2023. In order to ensure continuity of portfolio management of the Acquired Funds following the expiration of the Interim Advisory Agreements, shareholders of each Acquired Fund are being asked to approve new investment advisory agreements (the “New Advisory Agreements”) between the Trust, on behalf of the Funds, and Oakhurst. As a shareholder of one or more of the Acquired Funds, you are entitled to vote on the New Advisory Agreement for each Acquired Fund in which you owned shares as of May 1, 2023. For each Acquired Fund, shareholder approval of the New Advisory Agreement with Oakhurst is contingent on shareholder approval of the New Sub-Advisory Agreement with F/m.

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Question: How do the proposed New Advisory Agreements differ from the Previous Investment Advisory Agreements?

Answer: The terms and conditions of the New Advisory Agreements are substantially identical to those of the Previous Advisory Agreements and the Interim Advisory Agreements and differ only with respect to the change in the effective date and the termination date.

Question: When would the New Advisory Agreements take effect?

Answer: If approved by shareholders of each Acquired Fund, the New Advisory Agreements will become effective on or promptly after the date of the Special Meeting, including any adjournments or postponements thereof.

Question: Why am I being asked to vote on a proposed new investment sub-advisory agreement?

Answer: F/m has been the sub-adviser to the Acquired Funds since December 29, 2020. On January 31, 2023, Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company, acquired the assets of F/m Acceleration, LLC (“F/m Acceleration”), the parent company of F/m (the “F/m Transaction”). The F/m Transaction, which closed on January 31, 2023, resulted in a change in “control” of F/m (as defined in the 1940 Act) and the automatic termination of the Previous Sub-Advisory Agreements among F/m, Oakhurst and the Trust. On January 23, 2023, the Board approved the Interim Sub-Advisory Agreements between Oakhurst, F/m and the Trust, on behalf of each Acquired Fund. The Interim Sub-Advisory Agreements have the same material terms and fee arrangements as the Previous Sub-Advisory Agreements and became effective upon the closing of the F/m Transaction on January 31, 2023. In order to ensure continuity of portfolio management of the Acquired Funds following the expiration of the Interim Sub-Advisory Agreements, shareholders of each Acquired Fund are being asked to approve new sub-advisory agreements (the “New Sub-Advisory Agreements”) among F/m, Oakhurst and the Trust, on behalf of each Acquired Fund. As a shareholder of one or more of the Acquired Funds, you are entitled to vote on the New Sub-Advisory Agreement for each Acquired Fund in which you owned shares as of May 1, 2023. For each Acquired Fund, shareholder approval of the New Sub-Advisory Agreement with F/m is contingent on shareholder approval of the New Advisory Agreement with Oakhurst.

Question: How do the proposed New Sub-Advisory Agreements differ from the Previous Sub-Advisory Agreements?

Answer: The terms and conditions of the New Sub-Advisory Agreements are substantially identical to those of the Previous Sub-Advisory Agreements and the Interim Sub-Advisory Agreements and differ only with respect to the change in the effective date and the termination date.

Question: How do the Transactions affect the fees and expenses of the Acquired Funds?

Answer: The advisory fees to be charged to the Acquired Funds under the New Advisory Agreements with Oakhurst are identical to the advisory fees currently charged to the Acquired Funds under the Interim Advisory Agreements. Moreover, Oakhurst has contractually agreed to maintain the expense limitations in place for the Acquired Funds prior to January 31, 2023 until the earlier of the following to occur: (i) the effective date of the New Advisory Agreements, assuming their approval by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreements. In addition, assuming the Acquired Funds’ shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements (“New Agreement Proposals”) at the Special Meeting, Oakhurst has agreed to maintain the expense limits in place for the Funds under the Previous Advisory Agreements for at least a period of two years following the effective date of the New Advisory Agreements. Therefore, the operating expenses of the Acquired Funds, before and after the expense limitations, are expected to be identical under the New Advisory Agreements and the Previous Advisory Agreements.

5

Question: How will the Transactions affect the daily portfolio management of the Acquired Funds?

Answer: The Transactions did not materially affect the operation of the Acquired Funds. Two of the three persons who were responsible for the portfolio management of the Acquired Funds prior to the Transactions continue to be responsible for the portfolio management of the Acquired Funds in accordance with the Funds’ current investment objectives and principal investment strategies. In addition, assuming the Acquired Funds’ shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements at the Special Meeting, the persons who are currently responsible for the portfolio management of the Acquired Funds will continue to be responsible for the portfolio management of the Acquired Funds in accordance with the Funds’ current investment objectives and principal investment strategies.

Question: How does the Board of Trustees suggest that I vote on the New Agreement Proposals?

Answer: After careful consideration and upon recommendation of F/m, the Board recommends that you vote “FOR” the New Agreement Proposals with respect to the applicable Acquired Fund.

Question: How do I cast my vote?

Answer: You may vote on the internet at the website provided on your Proxy Card or you may vote by telephone using the toll-free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You also may vote in person at the Special Meeting.

Question: Whom do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call 1-888-490-5062 between 9:00 am and 10:00 pm Eastern Standard Time, Monday through Friday.

6

COMBINED PROXY STATEMENT AND PROSPECTUS

June 7, 2023

FOR THE REORGANIZATION OF

OAKHURST FIXED INCOME FUND

OAKHURST SHORT DURATION BOND FUND

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

Each a Series of F/m FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of F/m Funds Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund, each a series of the Trust (each, an “Acquired Fund” or collectively, the “Acquired Funds”), to be held on June 29, 2023, at the offices of F/m Investments, LLC, d/b/a Oakhurst Capital Management (formerly, F/m Investments, LLC, d/b/a Oakhurst Capital Advisors) (“F/m”) at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 and virtually via Zoom conference call at 1 646-931-3860, Meeting ID: 929 3576 7925, Passcode: 052794, at 12:00 p.m. Eastern Time. At the Special Meeting, you and the other shareholders of an Acquired Fund will be asked to consider and vote upon the following proposals:

Proposals 1-3: To Approve the Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf each Acquired Fund, The RBB Fund, Inc. (“RBB”), on behalf of its newly formed series set forth in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and F/m, pursuant to which each Acquired Fund, as indicated below, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund (each, a “Reorganization”, and together, the “Reorganizations”).

Proposal	Acquired Fund and Share Classes	Acquiring Fund and Share Classes
1	Oakhurst Fixed Income Fund Institutional Shares	Oakhurst Fixed Income Fund Institutional Shares
2	Oakhurst Short Duration Bond Fund Institutional Shares	Oakhurst Short Duration Bond Fund Institutional Shares
3	Oakhurst Short Duration High Yield Credit Fund Institutional Shares	Oakhurst Short Duration High Yield Credit Fund Institutional Shares

i

Proposal 4:

To approve, with respect to each of the Acquired Funds, a proposed new investment advisory agreement between the Trust and Oakhurst Capital Advisors, LLC (formerly, Oakhurst Capital Management, LLC) (“Oakhurst”).

Proposal 5:

To approve, with respect to each of the Acquired Funds, a proposed new sub-advisory agreement among the Trust, Oakhurst and F/m, doing business as Oakhurst Capital Management.

Proposal 6:

If necessary, to approve a proposal to adjourn or postpone the Special Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposed Reorganizations; and

Proposal 7:

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 1, 2023 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are being mailed on or about June 16, 2023 to such shareholders of record.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the internet address listed in the enclosed voting instructions.

Each Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as an Ohio business trust. Each Acquiring Fund is a series of RBB, an open-end management investment company registered with the SEC and organized as a Maryland corporation. The Acquiring Funds currently have no assets or liabilities and will not commence operations until the consummation of the proposed Reorganizations. Because of this, the Acquiring Funds will not have any annual or semiannual reports to date.

The Acquired Funds’ Prospectus dated December 29, 2022, as supplemented, and Annual Report to Shareholders for the fiscal year ended August 31, 2022, and Semi-Annual Report to Shareholders for the period ended February 28, 2023, have been previously mailed to shareholders. The Acquired Funds’ Prospectus dated December 29, 2022, as supplemented, and the Statement of Additional Information dated December 29, 2022 relating to this Proxy Statement/Prospectus and the Reorganizations, are incorporated by reference herein, which means that they are considered legally to be part of this Proxy Statement/Prospectus. Copies of these documents, along with the current Statement of Additional Information of the Acquired Funds dated December 29, 2022, as supplemented, are available upon request and without charge by writing to the Trust or by calling 800-292-6775 or by visiting the Acquired Funds’ website at www.fm-funds.com.

The following documents relating to the Acquiring Funds have been filed with the SEC:

●	Preliminary Prospectus for the Acquiring Funds filed April 27, 2023; and

ii

●	Preliminary Statement of Additional Information for the Acquiring Funds filed April 27, 2023.

Accompanying this Proxy Statement/Prospectus at Appendix A is a copy of the form of Agreement and Plan of Reorganization pertaining to the Reorganizations.

The Acquired Funds expect that this Proxy Statement/Prospectus will be mailed to shareholders on or about June 16, 2023.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal and investing in an Acquiring Fund. You should read it and keep it for future reference. A Statement of Additional Information dated June 7, 2023, relating to this Proxy Statement/Prospectus, contains more information about the Reorganizations and the Acquiring Funds. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by calling toll free 800-292-6775 or by visiting the Acquired Funds’ website at www.fm-funds.com.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Acquiring Fund involves investment risk, including the possible loss of principal.

iii

Page

OVERVIEW	1
The Reorganizations	1
The Funds	1
Comparison of Fees and Expenses	2
Fund Performance	6
Portfolio Turnover	8
Comparison of Investment Objectives and Strategies	8
Comparison of Key Features of the Funds	13
INVESTMENT RISKS	14
INFORMATION ABOUT THE REORGANIZATIONS	20
Summary of the Proposed Reorganization Proposals	20
Description of each Acquiring Fund’s Shares	20
Board Considerations Relating to the Proposed Reorganizations	20
Federal Income Tax Consequences	22
Comparison of Shareholder Rights	23
Pro Forma Capitalization	25
ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS	26
Investment Restrictions	26
Boards of Trustees	26
Investment Management	26
Service Providers	28
Pricing of Funds and Purchase and Redemption Procedures	28
VOTING INFORMATION	40
Quorum Requirements	40
Required Vote	40
Effect of Abstentions and Broker “Non-Votes”	40
Revocation of Proxy	40
Shareholders Entitled to Vote	41
Method and Cost of Solicitation	41
Security Ownership of Certain Beneficial Owners and Management	41
Interest of Certain Persons in the Transaction	42

iv

FURTHER INFORMATION ABOUT ACQUIRED FUNDS AND ACQUIRING FUNDS	42
Other Business	43
Shareholder Meetings and Proposals	43
Legal Matters	43
Independent Registered Public Accounting Firm	43
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B FUNDAMENTAL INVESTMENT POLICIES	B-1
APPENDIX C SHAREHOLDER POLICIES AND PROCEDURES	C-1
APPENDIX D INVESTMENT ADVISORY AGREEMENT	D-1
APPENDIX E INVESTMENT ADVISORY AGREEMENT	E-1
APPENDIX F INVESTMENT ADVISORY AGREEMENT	F-1
APPENDIX G SUB-ADVISORY AGREEMENT AMONG OAKHURST CAPITAL ADVISORS, LLC, F/M INVESTMENTS, LLC AND F/M FUNDS TRUST	G-1
Exhibit A of APPENDIX G	G-7
APPENDIX H SUB-ADVISORY AGREEMENT AMONG OAKHURST CAPITAL ADVISORS, LLC, F/M INVESTMENTS, LLC AND F/M FUNDS TRUST	H-1
APPENDIX I SUB-ADVISORY AGREEMENT AMONG OAKHURST CAPITAL ADVISORS, LLC, F/M INVESTMENTS, LLC AND F/M FUNDS TRUST	I-1

v

OVERVIEW

This overview is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Acquired Funds with those of the Acquiring Funds (each a “Fund” and collectively, the “Funds”). This overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The overview is qualified in its entirety by reference to the Prospectus for the Acquired Funds. For more complete information, please read the Prospectus for the Acquired Funds.

The Reorganizations

Pursuant to the Agreement and Plan of Reorganization (the “Plan”), each Acquired Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange solely for shares of that Acquiring Fund. Each Acquired Fund will then distribute the corresponding Acquiring Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganizations is that shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. No front-end sales charges, contingent deferred sales charges or redemption fees will be imposed in connection with the Reorganizations. If shareholders of an Acquired Fund do not vote to approve its Reorganization, then the Board of Trustees of the Trust will consider other possible courses of action in the best interests of shareholders, which may include continuing to operate such Acquired Fund in its current structure, merging the Acquired Fund with another fund or liquidating the Acquired Fund. The consummation of one proposed reorganization is not contingent upon the consummation of any other proposed reorganization. However, an Acquired Fund shall not be obligated to consummate its proposed reorganization if another Acquired Fund has not obtained the requisite shareholder approval with respect to that Acquired Fund.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that each Reorganization would be in the best interests of each Acquired Fund and its shareholders and that the interests of existing shareholders in each Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganizations. The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganizations.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganizations so qualify, shareholders of the Acquired Funds will not recognize a gain or loss in the transactions. Nevertheless, the sale of securities by an Acquired Fund prior to a Reorganization, whether in the ordinary course of business or in anticipation of a Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of a Reorganization to them, including foreign, state and local tax consequences.

The Funds

RBB is an open-end management investment company organized as a Maryland corporation on February 29, 1988 that offers separate series of shares of beneficial interest and separate classes of such series. The Acquiring Funds are newly-created series of RBB.

The Trust is an open-end management investment company organized as an Ohio business trust on April 2, 2012 that offers redeemable shares of beneficial interest in four series and separate classes of those series.

Prior to December 18, 2020, the name of the Trust was First Western Funds Trust, the name of the Oakhurst Fixed Income Fund (the “Fixed Income Fund”) was “First Western Fixed Income Fund,” the name of the Oakhurst Short Duration Bond Fund (the “Short Duration Bond Fund”) was “First Western Short Duration Bond Fund” and the name of the Oakhurst Short Duration High Yield Credit Fund (the “High Yield Credit Fund”) was “First Western Short Duration High Yield Credit Fund.”

1

Each Acquired Fund may offer two classes of shares, designated as Retail Shares and Institutional Shares, although no Retail Shares are currently offered for sale. Each Acquiring Fund may also offer two classes of shares, designated as Retail Shares and Institutional Shares.

If a Reorganization is approved, shareholders of the corresponding Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

Comparison of Fees and Expenses

The following table compares the current fees and expenses of each Acquired Fund with those of its Acquiring Fund. Because the Acquiring Funds were not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for each Acquiring Fund are based, in part, on estimates. The table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Acquired Funds and the Acquiring Funds. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown below.

The table below compares the estimated fees and expenses of each class of shares of each Acquired Fund for the six months ended February 28, 2023, with the current estimated fees and expenses for each class of shares of the Acquiring Fund on a pro forma basis assuming the Reorganization had occurred on February 28, 2023.

Fixed Income Fund

Comparison of Shareholder Fees

	Current Institutional Shares (Acquired Fund)	Pro Forma Institutional Shares (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment)	None	None
Maximum Sales (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Wire Redemption Fee	$15	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 90 days or less)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.32%	0.16%[2]
Total Annual Fund Operating Expenses	0.82%	0.66%
Less: Management Fee Reductions and/or Expense Reimbursements	0.22%[1]	0.08%[3]
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.60%	0.58%

2

(1)	Oakhurst has contractually agreed, until December 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to an amount not exceeding 0.60% of the Fund’s average daily net assets attributable to the Institutional shares. Management fee reductions and Other Expenses absorbed by Oakhurst are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time Oakhurst seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that Oakhurst may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if Oakhurst ceases to serve as investment adviser to the Fund.
(2)	“Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.
(3)	F/m has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items noted below) for one year following the effective date of the New Advisory Agreements from exceeding 0.58% of the Acquiring Fund’s average daily net assets, and for the second year following the effective date, from exceeding 0.60% of the Acquiring Fund’s average daily net assets attributable to Institutional Class Shares (each an “Expense Cap”). In determining the F/m’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed the current Expense Cap: excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses. This contractual limitation is in effect for two years following the effective date of the New Advisory Agreements, and may not be terminated prior to that date without the approval of the Board of RBB. If at any time the Fund’s Total Annual Fund Operating Expenses (not including brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) are less than the current Expense Cap, F/m may recoup any waived or reimbursed amounts from the Acquiring Fund within three years from the date on which such waiver or reimbursement was made by the F/m, provided such reimbursement does not cause the Acquiring Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Short Duration Bond Fund

Comparison of Shareholder Fees

	Current Institutional Shares (Acquired Fund)	Pro Forma Institutional Shares (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment)	None	None
Maximum Sales (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Wire Redemption Fee	$15	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 90 days or less)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.62%	0.33%[2]
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.98%	0.66%
Less: Management Fee Reductions and/or Expense Reimbursements	0.37%[1]	0.08%[3]
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.61%	0.61%

(1)	Oakhurst has contractually agreed, until December 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to an amount not exceeding 0.60% of the Fund’s average daily net assets attributable to the Institutional shares. Management fee reductions and Other Expenses absorbed by Oakhurst are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time Oakhurst seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that Oakhurst may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if Oakhurst ceases to serve as investment adviser to the Fund.

3

(2)	“Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.
(3)	F/m has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items noted below) to 0.60% of the Acquiring Fund’s average daily net assets attributable to Institutional Class Shares. In determining the F/m’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.60%: excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses. This contractual limitation is in effect for two years following the effective date of the New Advisory Agreements, and may not be terminated prior to that date without the approval of the Board of RBB. If at any time the Fund’s Total Annual Fund Operating Expenses (not including brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) are less than 0.60%, F/m may recoup any waived or reimbursed amounts from the Acquiring Fund within three years from the date on which such waiver or reimbursement was made by the F/m, provided such reimbursement does not cause the Acquiring Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

High Yield Credit Fund

Comparison of Shareholder Fees

	Current Institutional Shares (Acquired Fund)	Pro Forma Institutional Shares (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment)	None	None
Maximum Sales (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Wire Redemption Fee	$15	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 90 days or less)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.44%	0.21%[3]
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.20%	0.97%
Less: Management Fee Reductions and/or Expense Reimbursements	0.24%[1]	0.01%[4]
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.96%[2]	0.96%

(1)	Oakhurst has contractually agreed, until December 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to an amount not exceeding 0.95% of the Fund’s average daily net assets attributable to the Institutional shares. Management fee reductions and Other Expenses absorbed by Oakhurst are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time Oakhurst seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that Oakhurst may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if Oakhurst ceases to serve as investment adviser to the Fund.

4

(2)	“Total Annual Fund Operating Expenses” will differ from the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”
(3)	“Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.
(4)	F/m has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items noted below) to 0.95% of the Acquiring Fund’s average daily net assets attributable to Institutional Class Shares. In determining the F/m’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.95%: excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses. This contractual limitation is in effect for two years following the effective date of the New Advisory Agreements, and may not be terminated prior to that date without the approval of the Board of RBB. If at any time the Fund’s Total Annual Fund Operating Expenses (not including brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) are less than 0.95%, F/m may recoup any waived or reimbursed amounts from the Acquiring Fund within three years from the date on which such waiver or reimbursement was made by the F/m, provided such reimbursement does not cause the Acquiring Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Acquiring Fund with the cost of investing in each of the Acquired Funds and other mutual funds, assuming the Reorganizations have been completed. The Examples assumes that you invest $10,000 in Institutional Shares of each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. These Examples include any contractual fee waiver/expense reimbursement arrangements only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you hold or redeem all of your shares at the end of the time periods indicated:

Fixed Income Fund

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares (Acquired Fund)	$61	$240	$433	$993
Pro Forma Institutional Shares (Acquiring Fund)	$59	$197	$354	$809

Short Duration Bond Fund

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares (Acquired Fund)	$62	$275	$506	$1,168
Pro Forma Institutional Shares (Acquiring Fund)	$74	$230	$401	$894

High Yield Credit Fund

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares (Acquired Fund)	$98	$357	$637	$1,433
Pro Forma Institutional Shares (Acquiring Fund)	$98	$308	$535	$1,189

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

5

Fund Performance

The following information shows the past performance of the Acquired Funds. No performance information is presented for the Acquiring Funds because they have not yet commenced operations. If the Reorganizations are approved, the Acquiring Funds will assume the performance history of its corresponding Acquired Fund.

Bar Chart and Performance Table

The bar charts and performance tables that follow provide some indication of the risks and variability of investing in the Acquired Funds. The bar charts show the performance of the applicable Acquired Fund’s Institutional Shares from year to year. Each table shows how each Acquired Fund’s average annual returns for one year, five years, and since inception period compares with those of broad measures of market performance. The returns in each bar chart are for each Acquired Fund’s Institutional Shares.

The performance information that follows reflects the performance of First Western Capital Management Company (“First Western”), the investment adviser to the Acquired Funds from its inception until November 16, 2020. From November 16, 2020 until December 29, 2020, F/m Investments, d/b/a Oakhurst Capital Advisors, served as the Acquired Funds’ interim adviser. Effective December 29, 2020, Oakhurst Capital Management, LLC served as the investment adviser to the Acquired Funds and F/m Investments, LLC, d/b/a/ Oakhurst Capital Advisors, served as the Acquired Funds’ sub-adviser. There have been no changes to the investment process of the Acquired Funds or their portfolio managers as a result of the change in the Acquired Funds’ investment adviser and the addition of a sub-adviser. The Acquired Funds’ past performance (before and after taxes) is not necessarily an indication of how each Acquired Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-(800) 292-6775.

Fixed Income Fund – Institutional Shares

Annual Total Returns (Years Ended December 31):

The Institutional shares’ 2023 year-to-date return through March 31, 2023 was 3.00%.

During the periods shown in the bar chart, the highest return for a quarter was 3.86% during the quarter ended June 30, 2020 and the lowest return for a quarter was -5.48% during the quarter ended March 31, 2022.

Average Annual Total Returns for Acquired Funds

(For the periods ended December 31, 2022)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Fixed Income Fund

	Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Institutional Class Shares
– Return Before Taxes	-12.27%	0.12%	1.50%
– Return After Taxes on Distributions	-13.22%	-0.99%	0.24%
– Return After Taxes on Distributions and Sale of Fund Shares	-7.25%	-0.31%	0.63%
– Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

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Short Duration Bond Fund – Institutional Shares

Annual Total Returns (Years Ended December 31):

The Institutional shares’ 2023 year-to-date return through March 31, 2023 was 1.84%.

During the periods shown in the bar chart, the highest return for a quarter was 2.71% during the quarter ended June 30, 2020 and the lowest return for a quarter was -2.49% during the quarter ended March 31, 2022.

Short Duration Bond Fund

	Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	Since Inception (April 26, 2013)
Institutional Class Shares
– Return Before Taxes	-5.20%	0.84%	1.36%
– Return After Taxes on Distributions	-6.23%	-0.18%	0.38%
– Return After Taxes on Distributions and Sale of Fund Shares	-3.07%	0.22%	0.62%
– ICE BofA U.S. Corp./Govt. 1-3Years Bond Index (reflects no deduction for fees, expenses, or taxes)	-3.76%	0.93%	0.89%

High Yield Credit Fund – Institutional Shares

Annual Total Returns (Years Ended December 31):

The Institutional shares’ 2023 year-to-date return through March 31, 2023 was 1.95%.

During the periods shown in the bar chart, the highest return for a quarter was 9.36% during the quarter ended June 30, 2020 and the lowest return for a quarter was -12.22% during the quarter ended March 31, 2020.

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High Yield Credit Fund

	Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	Since Inception (October 1, 2015)
Institutional Class Shares
– Return Before Taxes	-10.03%	1.59%	3.19%
– Return After Taxes on Distributions	-12.02%	-0.54%	0.92%
– Return After Taxes on Distributions and Sale of Fund Shares	-5.91%	0.35%	1.48%
– ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	-5.61%	2.70%	4.62%

Portfolio Turnover

Each Fund pays transaction costs, such as commissions and other market-related fees, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. The Acquiring Funds do not have a portfolio turnover rate to report because they have not yet commenced operations. For the six-months ended February 28, 2023, each Acquired Fund’s portfolio turnover rate was the following percentage of the average value of such Fund’s portfolio.

Acquired Fund	Portfolio Turnover
Fixed Income Fund	13%
Short Duration Bond Fund	8%
High Yield Credit Fund	38%

Comparison of Investment Objectives and Strategies

Oakhurst, the current investment adviser to the Acquired Funds, will serve as the sub-adviser to the Acquiring Funds, and F/m, the current sub-adviser to the Acquired Funds, will serve as the investment adviser to the Acquiring Funds. However, the same portfolio managers currently managing each Acquired Fund are expected to continue to manage the corresponding Acquiring Fund utilizing the same investment strategies and process as was used with the Acquired Fund. Consequently, each Acquiring Fund will be managed in a substantially similar manner as its corresponding Acquired Fund.

This section compares the investment objective, principal investment strategies and non-fundamental investment policies of each Acquired Fund and each corresponding Acquiring Fund. Each Acquiring Fund’s investment objective and principal investment strategies are identical to those of its corresponding Acquired Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Acquired Funds’ prospectus.

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	FIXED INCOME FUND (Acquired Fund)	OAKHURST FIXED INCOME FUND (Acquiring Fund)
Investment Objective	The investment objective of the Fund is total return.	Same
Principal Investment Strategies

The Fixed Income Fund seeks to achieve its investment objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Fund’s sub-adviser believes offer the potential for capital appreciation and current income. Total return for the Fund will consist of income, dividends and capital appreciation. The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Mortgage-backed securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Collateralized mortgage obligations are debt obligations that pool together mortgages and separate them into short-, medium-, and long-term positions(“tranches”). Tranches pay different rates of interest depending on their maturity and anticipated cash flow.

Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that Fund’s sub-adviser considers to be of comparable quality. The Fund may invest up to 20% of its net assets in non-investment grade fixed income securities (hereafter referred to as “junk bonds” or “high yield securities”).

The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. From time to time the Fund may emphasize investment in other particular sectors of the fixed income market. The Fund may also invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions under the Securities Act of 1933. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

The Fund’s sub-adviser attempts to maximize the Fund’s total return by actively managing the Fund’s average maturity, sector weightings, and specific security holdings. The Fund’s sub-adviser also actively manages the Fund’s average duration, which is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates. In constructing the portfolio, the Fund’s sub-adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Fund’s sub-adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Fund’s sub-adviser will adjust the Fund’s average maturity. The Fund’s average maturity will depend on the Fund’s sub-adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Fund’s sub-adviser may take advantage of the entire range of fixed-income maturities, the Fund’s dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Fund’s sub-adviser view of interest rate trends. The Fund’s sub-adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

Same

9

	SHORT DURATION BOND FUND (Acquired Fund)	OAKHURST SHORT DURATION BOND FUND (Acquiring Fund)
Investment Objective	The investment objective of the Fund is to seek a high level of income consistent with preservation of capital and liquidity.	Same
Principal Investment Strategies

The Short Duration Bond Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of short duration fixed-income securities. The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, bank obligations, money market securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Mortgage-backed securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Collateralized mortgage obligations are debt obligations that pool together mortgages and separate them into short-, medium-, and long-term positions (“tranches”). Tranches pay different rates of interest depending on their maturity and anticipated cash flow.

Same

10

Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade bonds. Investment grade bonds are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that The Fund’s sub-adviser considers to be of comparable quality. In addition, up to 20% of the Fund’s net assets may be invested in non-investment grade bonds (hereafter referred to as “junk bonds” or “high yield securities”).

The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. From time to time the Fund may emphasize investment in other particular sectors of the fixed-income market. The Fund may also invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions under the Securities Act of 1933. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

The Fund’s sub-adviser attempts to achieve the Fund’s investment objective by actively managing the Fund’s sector and industry weightings, and specific security holdings. The Fund’s sub-adviser also actively manages the Fund’s average duration, which is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates. In constructing the portfolio, The Fund’s sub-adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Fund’s sub-adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, The Fund’s sub-adviser will adjust the Fund’s average duration. The Fund’s average duration will depend on The Fund’s sub-adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Fund may invest in securities with varying maturities, the Fund’s average duration will typically range from 90 days up to 3 years. The Fund will calculate its effective duration by using the nearest call date or maturity of its securities, whichever comes first. The Fund’s average duration will be actively monitored and adjusted based on The Fund’s sub-adviser’s view of interest rate trends. The Fund’s sub-adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

11

	HIGH YIELD CREDIT FUND (Acquired Fund)	OAKHURST HIGH YIELD CREDIT FUND (Acquiring Fund)
Investment Objective	The investment objective of the Fund is to seek a high level of income and capital appreciation.	Same
Principal Investment Strategies

Under normal circumstances, the High Yield Credit Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of non-investment grade debt securities (commonly known as “junk bonds”) and floating rate senior secured loans issued by corporations, partnerships, and other business entities (“High Yield Securities”). For the purposes of this Fund, High Yield Securities include, but are not limited to, traditional corporate bonds, senior loans (including senior “lite” loans) and participation interests, floating rate and non-income producing securities, such as zero coupon bonds which pay interest only at maturity, and payment in-kind bonds which pay interest in the form of additional securities. High Yield Securities are rated below the lowest investment grade category (BBB- by S&P Global Ratings (“S&P”); Baa3 by Moody’s Investors Services, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or if unrated, are determined by The Fund’s sub-adviser to be of comparable quality, at the time of purchase. The Fund may invest in securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions of the Securities Act of 1933.

The Fund seeks to maintain an average duration of 3.5 years or less and there is no maximum duration on individual securities held by the Fund. The Fund will calculate its effective duration by using the nearest call date or maturity of its securities, whichever comes first. Duration is a measure of the Fund’s sensitivity to changes in interest rates. For example, if interest rates move up one percentage point (1%) while the Fund’s duration is 4-years, the Fund’s share price would be expected to decline by 4%.

The Fund may also invest in participation interests in loans that are generally deemed High Yield Securities. In addition, the Fund may invest in illiquid or thinly traded securities, but will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. The Fund may also invest in preferred stocks and convertible securities. From time to time the Fund may emphasize investment in one or more particular sectors of the fixed income market.

The Fund’s sub-adviser utilizes a bottom-up security selection process, with an emphasis on a company’s industry position, management quality, cash flow characteristics, asset protection and quality, liquidity and covenants. The Fund’s sub-adviser generally will look for companies whose prospects are stable or improving and offer an assurance of debt repayment. The Fund’s sub-adviser combines security and credit research in the selection process based upon its view of the business cycles, interest rate trends, yield curve analysis and sector analysis. The Fund’s sub-adviser attempts to manage volatility and principal risk through issue, industry and quality diversification and selection of issues that are higher in the capital structure. A security will be sold when an issuer no longer meets The Fund’s sub-adviser’s criteria for investment or when a more attractive investment is available. The Fund’s sub-adviser attempts to mitigate interest rate risk by investing in certain High Yield Securities (also known as “junk bonds”), such as floating rate securities (including loans) and short maturity bonds, which may be less sensitive to interest rate changes.

Same

12

Comparison of Key Features of the Funds

Purchase, Exchange, and Redemption Procedures

The Acquired Funds’ and the Acquiring Funds’ purchase, redemption, and dividend policies and procedures are similar. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUNDS AND ACQUIRING FUNDS – Pricing of Funds and Purchase and Redemption Procedures” in this Proxy Statement/Prospectus. See also Appendix C for a comparison of pricing, purchase, and redemption procedures.

Service Providers

Oakhurst, the current investment adviser to the Acquired Funds, will serve as the sub-adviser to the Acquiring Funds, and F/m, the current sub-adviser to the Acquired Funds, will serve as the investment adviser to the Acquiring Funds. For more information about F/m and Oakhurst, please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Investment Management” in this Proxy Statement/Prospectus.

13

The Acquired Funds and Acquiring Funds currently have different service providers providing administration, fund accounting, transfer agency, compliance and distribution services. For more information about the management of the Acquiring Fund and service providers to the Acquiring Fund, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUNDS – Service Providers” in this Proxy Statement/Prospectus.

INVESTMENT RISKS

This section will help you compare the risks of each Acquired Fund with those of its Acquiring Fund. Like all investments, an investment in an Acquired Fund or an Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of a Fund, its investment performance and the price of its shares. As a result, you could lose money if you invest in the Funds. There is no assurance that a Fund will meet its investment objective.

Although the Funds describe some of them differently, the principal risks associated with investments in an Acquired Fund and an Acquiring Fund are substantially similar because the corresponding Funds have the same investment objectives and principal investment strategies. The principal risks of an investment in each Fund are shown in the table below.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. There are various circumstances which could prevent the Fund from achieving its investment objective. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. It is important to read the provided risk disclosures in their entirety.

As with any mutual fund investment, a Fund’s returns will vary and you could lose money. Each Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years, having been reduced first to address the global financial crisis that began in 2008, and later in an effort to address the economic impact of the COVID-19 pandemic. The decision by the Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet (“Quantitative Tightening”) in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates and the potential market reaction to these initiatives. Each Fund is also subject to management risk, which is the risk that the F/m’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund may not be appropriate for use as a complete investment program. At times when a Fund emphasizes a particular sector of the fixed income market, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of a Fund’s share price.

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RISKS	FIXED INCOME FUND (Acquired Fund)	OAKHURST FIXED INCOME FUND (Acquiring Fund)	SHORT DURATION BOND FUND (Acquired Fund)	OAKHURST SHORT DURATION BOND FUND (Acquiring Fund)	HIGH YIELD CREDIT FUND (Acquired Fund)	OAKHURST HIGH YIELD CREDIT FUND (Acquiring Fund)
Bank Obligation Investments			X	X
Concentration Risk – Mortgage-Backed Securities	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Corporate Bonds	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X
Cyber Security Risk		X		X		X
High Yield Securities	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X
LIBOR Transition Risk	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X
Loan Interest Risk					X	X
Maturity Risk	X	X	X	X	X	X
Other Asset-Backed Securities	X	X	X	X
Prepayment and Extension Risk					X	X
Privately Placed and Rule 144A Securities	X	X	X	X	X	X
Sector Risk					X	X
U.S. Government Securities	X	X	X	X

Bank Obligation Investments. The value of the Fund’s investments in bank obligations will be more susceptible to adverse events affecting the U.S. banking industry. Banks are highly regulated and any decisions by regulators that limit the loans a bank may make or the interest rates or fees they charge, may negatively impact a bank’s profitability.

Concentration Risk - Mortgage-Backed Securities. To the extent the Fund’s investments are concentrated in the securities of a particular market segment or asset class, the Fund’s investments may be more susceptible to an increased risk of loss due to adverse events, than the market as a whole. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. Mortgage-backed securities are subject to greater prepayment risk during periods when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Non-agency mortgage-backed securities have no direct or indirect government or agency guarantees of payment and may have a limited market especially when there is perceived weakness in the mortgage and real estate market sectors. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. Collateralized mortgage securities may be less liquid and may exhibit greater price volatility than other types of mortgage securities. The value of mortgage-backed securities may be negatively affected by higher interest rates and deteriorating economic conditions and could potentially result in a higher rate of defaults and foreclosures. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

15

Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). Therefore, a convertible security is subject to risks associated with both fixed-income and equity securities. The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities.

Corporate Bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities.

Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer. A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest, because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risks within a given quality grade.

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

High Yield Securities. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

Interest Rate Risk. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Over the longer-term, rising interest rates may present a greater risk than has historically been the case due to the prolonged period of low interest rates, the effect of government fiscal policy initiatives, and the potential market reaction to those initiatives. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation.

16

LIBOR Transition Risk. The Fund may invest in securities that are based on the London Interbank Offered Rate (LIBOR). In March 2021, it was announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Although the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate and any potential effects on the Fund or on certain instruments in which the Fund invests. LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

Loan Interest Risk. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and interest rate risk. Loan interests generally are subject to restrictions on transfer, which may prevent the Fund from selling its loan interests at a desirable time or a price that represents fair market value. Loan interests may at times be illiquid. Loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interests, and it normally would not have any direct rights against the borrower.

The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., ”covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower, such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

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Senior loans are also subject to a heightened amount of valuation risk because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

No active trading market may exist for certain senior loans, which may make these loans difficult to accurately value or impair the ability of the Fund to realize full value in the event it needs to sell its position. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Other Asset-Backed Securities. Asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

Privately Placed and Rule 144A Securities. Investments in Rule 144A securities and other privately placed securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers purchasing Rule 144A securities could adversely affect the marketability of such securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable to publicly traded securities.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support, and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

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PROPOSALS 1-3

INFORMATION ABOUT THE REORGANIZATIONS

Summary of the Proposed Reorganization Proposals

At the Special Meeting, the shareholders of the Acquired Funds will be asked to approve the Plan to reorganize the Acquired Funds into the Acquiring Funds. The Acquiring Funds will commence operations upon consummation of the Reorganizations. If the Plan is approved by the shareholders of the Acquired Funds and the Reorganizations are consummated, each Acquired Fund will transfer all of its assets and liabilities to its corresponding Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value (“NAV”) to the NAV of the assets and liabilities transferred as of 4:00 p.m. Eastern Time, on the closing day (the “Closing Date”) of the Reorganization (the “Valuation Time”). Immediately thereafter, the Acquired Funds will distribute such Acquiring Funds shares to its shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive a number of full and fractional shares of such Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the corresponding Acquired Fund held at the time of the Reorganization. The estimated cost of the solicitation of proxies in connection with the Reorganization is $13,000. The expenses of the Reorganizations shall be borne by F/m Investments, LLC.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds, notwithstanding approval of the Plan by each Acquired Fund’s shareholders, provided that no such amendment after such approval shall have a material adverse effect on such shareholders without their further approval. In addition, the Plan may be terminated and the Reorganizations abandoned at any time (whether before or after adoption by the shareholders of the Acquired Funds) prior to the Closing Date by the Board of Trustees of the Trust and the Board of Directors of RBB, or by the Board of Trustees of the Trust or the Board of Directors of RBB if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable Board.

Description of each Acquiring Fund’s Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of such Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Funds’ Prospectus. For additional information about the rights of shareholders of the Acquiring Funds, see “INFORMATION ABOUT THE REORGANIZATIONS – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Funds	Acquiring Funds
Institutional Shares	Institutional Shares

Board Considerations Relating to the Proposed Reorganizations

At meetings held on January 23, 2023, February 7, 2023, and March 29, 2023, the Board reviewed a proposal from F/m regarding the proposed reorganization of the Acquired Funds into corresponding Acquiring Funds. F/m recommended that the Board approve the Reorganizations. At its meetings, the Board evaluated materials regarding the Acquired Funds and the corresponding Acquiring Funds. They also considered and discussed a form of Plan contained in the materials.

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The Board discussed, among other matters, the proposed Reorganizations with representatives of F/m and RBB and the estimated fees and expenses and service providers for the Acquiring Funds. The Board noted that the same portfolio management teams that currently manage the Acquired Funds would manage the Acquiring Funds following the closing of the Reorganizations. The Board took into account F/m’s rationale for proposing that the Acquired Funds’ current sub-adviser serve as investment adviser to the Acquiring Funds and that the Acquired Funds’ current investment adviser serve as the Acquiring Funds’ sub-adviser following the closing of the Reorganizations. The Board considered F/m’s desire to reorganize the Acquired Funds into RBB in an effort to reduce the operating expenses of the Acquired Funds and to better position the Acquired Funds to increase their assets in the future, which could potentially add size and scale and result in decreased operating expenses over the long term.

The Board reviewed the expected total operating expense ratios for the Acquiring Funds, noting that the total annual operating expenses of the Acquiring Funds before waivers are expected to be equal to or lower than the current total annual operating expenses of the Acquired Funds. The Board also noted that, for at least two years immediately following the closing date of the Reorganizations, F/m has agreed to expense limitations for the Acquiring Funds that will have the same economic effect as Oakhurst’s current expense limitation agreement with the Acquired Funds. The Board noted that the Acquiring Funds would have the same investment objective and investment strategies as the Acquired Funds following the closing of the Reorganizations.

In approving the Reorganizations, the Board, including the Independent Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Funds and their shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganizations;

●	the terms and conditions of the form of Plan, including the Acquiring Funds’ assumption of the assets and liabilities of the corresponding Acquired Funds;

●	that the investment objectives and strategies of the Acquired Funds and the Acquiring Funds are the same;

●	that the investment risks of the Acquired Funds are the same as those of the corresponding Acquiring Funds;

●	that the portfolio management teams for the Acquired Funds immediately prior to the Reorganizations will also be the portfolio management teams for the corresponding Acquiring Funds;

●	that the advisory fees to be paid to F/m under the Acquiring Funds’ Investment Advisory Agreements would be the same as those paid to Oakhurst under the Acquired Funds’ current Investment Advisory Agreements;

●	that the total annual operating expenses of the Institutional Shares of the Acquiring Funds before waivers are expected to be equal to or lower than the current expenses of the Institutional Shares of the corresponding Acquired Funds before waivers;

●	that F/m has agreed, for at least two-year period immediately following the closing date of the Reorganizations, to enter into an expense limitation agreement with the Acquiring Funds that will have the same economic effect as Oakhurst’s current expense limitation agreements with the corresponding Acquired Funds and that for the one-year period immediately following the closing date of the Reorganizations, the expense limitations on the Retail Shares and Institutional Shares of Oakhurst Fixed Income Fund will be lower than immediately before the Reorganizations;

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●	the qualifications and experience of the Acquiring Funds’ service providers;

●	that the Reorganizations would not result in the dilution of the interests of the existing shareholders of the Acquired Funds;

●	that the expenses of the Reorganizations incurred by the Acquired Funds or on their behalf will be borne by F/m rather than the Acquired Funds and their shareholders;

●	that the Reorganizations will be submitted to the respective shareholders of the Acquired Funds for their approval;

●	that shareholders of the Acquired Funds who do not wish to become shareholders of the Acquiring Funds may redeem their Acquired Fund shares before the closing of the Reorganizations; and

●	that the Reorganization was recommended by F/m, the Acquired Funds’ current sub-adviser, which believes that the reorganization of the Acquired Funds into RBB could benefit the Acquired Funds and their shareholders.

The Board also considered that F/m has an interest in recommending the Reorganizations to the Board. If shareholders of the Acquired Funds approve the Reorganizations, F/m will become the investment adviser to the Acquiring Funds and receive fees for its advisory services to the Acquiring Funds.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganizations, as proposed, (i) are in the best interests of the Acquired Funds and (ii) would not dilute the interests of the Acquired Funds’ existing shareholders. The Board, including a majority of the Independent Trustees, unanimously approved the Reorganizations, subject to approval by the Acquired Funds’ shareholders. The Board noted that if shareholders of the Acquired Funds do not approve the Reorganizations, the Acquired Funds would not be reorganized into the corresponding Acquiring Funds, and that the Board will consider what further actions to take with respect to the Acquired Funds, including potentially maintaining the Acquired Funds’ current status as series of the Trust.

Federal Income Tax Consequences

Since its inception, the Acquired Fund believes it has qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”). Accordingly, the Acquired Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

As a condition of the Reorganizations, the Trust and RBB, on behalf of their respective Funds, will receive an opinion from RBB’s counsel, Faegre Drinker Biddle & Reath LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganizations, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Therefore, neither the Acquired Funds, the Acquiring Funds, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganizations. In addition, the tax cost basis of, and the holding period for, each Acquiring Fund’s shares received by each shareholder of each Acquired Fund in the Reorganizations will be the same as the tax cost basis of, and the holding period for, each Acquired Fund’s shares exchanged by such shareholder in the Reorganizations (provided that, with respect to the holding period for each Acquiring Fund’s shares received, each Acquired Fund’s shares exchanged must have been held as a capital asset by the shareholder). No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

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By reason of the Reorganizations, each Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Acquired Fund. The Reorganizations are not expected to result in limitations on the corresponding Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Comparison of Shareholder Rights

The Trust, of which each Acquired Fund is a series, is organized as an Ohio business trust, while RBB, of which each Acquiring Fund is a series, is organized as a Maryland corporation. The Trust is governed by both Ohio statute and the Trust’s Agreement and Declaration of Trust, as amended (the “Trust’s Declaration of Trust”), and By-Laws. RBB is governed by both the Maryland General Corporation Law (the “MGCL”) and RBB’s Articles of Incorporation, as amended and supplemented, and By-laws.

Internal governance matters of RBB are a function of the terms of RBB’s Articles of Incorporation and By-Laws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Under both the MGCL and Ohio Statute, shareholders have similar rights and are generally shielded from personal liability for an entity’s debts or obligations. Under Ohio statute, however, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. Importantly, the Acquired Funds and Acquiring Funds must comply with the 1940 Act and certain other federal securities laws. As a result, many issues that may arise in the course of an Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law. Additionally, the 1940 Act requires shareholder approval of certain actions (such as a Reorganization) regardless of an entity’s state or form of organization. Set forth below is a discussion of the material differences in the rights of shareholders of each Acquired Fund and the rights of shareholders of each Acquiring Fund.

Governing Law. Each Acquired Fund is a separate series of the Trust, which is organized as an Ohio business trust. Each Acquiring Fund is a separate series of RBB, which is organized as a Maryland corporation. Each Acquired Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest. Each Acquiring Fund is also authorized to issue an 100,000,000 of each class of shares of its common stock. The Trust’s operations are governed by the Trust’s Declaration of Trust, By-Laws and Ohio law. RBB’s operations are governed by its Articles of Incorporation, as amended and supplemented, By-laws and the MGCL.

Shareholder Liability. With respect to each Acquired Fund, under Ohio statute, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Trust’s Declaration of Trust provides for indemnification out of each Acquired Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of an Acquired Fund by reason of owning shares of such Acquired Fund.

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With respect to the Acquiring Funds, Maryland law provides that a shareholder does not have liability for the obligations of the corporation.

Voting Rights. Pursuant to the Trust’s Declaration of Trust, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Trust’s Declaration of Trust): (a) the election and removal of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the 1940 Act; (c) the termination or reorganization of the Trust or any series; (d) any amendment to the Declaration of Trust; (e) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC, and such other matters as the Board of Trustees may consider necessary or desirable.

RBB shareholders have power to vote (i) for the election or removal of directors, (ii) with respect to any contract with a service provider if shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of RBB or the Acquiring Fund if required under the RBB Charter, the 1940 Act or Maryland law, (iv) with respect to certain amendments of the RBB Charter, and (v) with respect to such additional matters relating to RBB as may be required by the RBB Charter and By-laws, the 1940 Act or any other federal or state law, or as the Directors may consider necessary or desirable. RBB shareholders do not have cumulative voting rights in the election of any Director or Directors. RBB shares may be voted in person or by proxy.

Shareholder Meetings. The Trust does not hold annual shareholder meetings. Meetings of shareholders of the Trust (or of any series or class thereof) may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders.  Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust.  If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB’s By-laws provide that shareholders owning at least 10% of the outstanding shares of all classes of RBB common stock have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

Shares Classes. The Acquired Funds and the Acquiring Funds are each separate series of the Trust and RBB, respectively, and each may include more than one class of shares. Currently, the Acquired Funds and the Acquiring Funds each offer Institutional Shares and Retail Shares. Although, no Retail Shares are currently offered for sale by the Acquired Funds or the Acquiring Funds.

Following the Reorganizations, the Board of Directors of RBB has reserved the right to issue additional classes of shares of the Acquiring Funds. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class, Shares of each series or class generally vote together on RBB or Trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

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Pro Forma Capitalization

The following table sets forth the capitalization of each Acquired Fund as of June 4, 2023 and, on a pro forma basis, the capitalization of each Acquiring Fund as of June 4, 2023, assuming that each Reorganization has been completed. Pro forma capitalization information is provided for each Acquiring Fund, as such Fund will not have commenced operations prior to the Reorganizations. Each Acquired Fund will be the accounting survivor for financial statement purposes.

Fund	Net Assets (unaudited)	Net Asset Value Per Share	Shares Outstanding
Fixed Income Fund – Institutional Shares	$119,515,329.68	$8.65	13,817,339.333
Fixed Income Fund – Institutional Shares (Pro forma)	$119,515,329.68	$8.65	13,817,339.333

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Short Duration Bond Fund – Institutional Shares	$34,107,936.93	$9.17	3,718,929.250
Short Duration Bond Fund – Institutional Shares (Pro forma)	$34,107,936.93	$9.17	3,718,929.250

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
High Yield Credit Fund – Institutional Shares	$48,777,489.94	$8.50	5,738,544.154
High Yield Credit Fund – Institutional Shares (Pro forma)	$48,777,489.94	$8.50	5,738,544.154

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ADDITIONAL COMPARISONS OF THE
ACQUIRED AND ACQUIRING FUNDS

Investment Restrictions

Each Acquiring Fund has adopted fundamental investment restrictions which are identical to each Acquired Fund’s fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a vote of its shareholders. A description of each Acquired Fund’s and Acquiring Fund’s investment restrictions is set forth in Appendix B.

Boards of Trustees

The management of the business and affairs of the Acquired Funds are the responsibility of the Trust’s Board of Trustees, which consists of four trustees, three of whom Independent Trustees. The management of the business and affairs of the Acquiring Funds are the responsibility of the RBB Board of Directors, which has seven Independent Trustees and one trustee who is treated as an “interested persons” as that term is defined under the 1940 Act. Each of the Board and RBB Board of Directors selects the officers who are responsible for managing the day-to-day operations of the Trust and RBB, respectively. The RBB Board of Directors will oversee the Acquiring Funds. For more information about the Board, please refer to the Statement of Additional Information for the Acquired Fund dated December 29, 2022, as supplemented, which is available upon request. For more information about the RBB Board of Directors, please refer to the Statement of Additional Information relating to this Proxy/Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Investment Management

Oakhurst Capital Advisors, LLC. Oakhurst Capital Advisors, LLC serves as the investment adviser to the Acquired Funds and will serve as the sub-adviser to the Acquiring Funds. Oakhurst is located at 1875 Century Park E, Suite 950, Los Angeles, California 90067. Oakhurst is a Delaware limited liability company jointly owned by Lido Advisors, LLC (“Lido”) and Rowhouse Capital Partners, LLC (“Rowhouse”). Lido is majority owned by CB Lido Offshore X, LP and CharlesBank Equity Fund X, Limited Partnership. Rowhouse is jointly owned by Alexander Morris and David Littleton.

Investment Advisory Fees

Oakhurst has entered into investment advisory agreements relating to the Acquired Funds and F/m has entered into investment advisory agreement relating to the Acquiring Fund. The chart below shows the investment advisory fees of the Acquired Funds and the Acquiring Funds, which are identical. Each Fund’s advisory fee is payable to the respective Adviser monthly at the following annual rate based on the percentage of such Fund’s average daily net assets:

	Fixed Income Fund[1]	Oakhurst Fixed Income Fund	Short Duration Bond Fund[1]	Oakhurst Short Duration Bond Fund	High Yield Credit Fund[1]	Oakhurst Short Duration Bond Fund
Investment Advisory Fees	0.50%	0.50%	0.35%	0.35%	0.75%	0.75%

(1)	Oakhurst has entered into a contractual agreement with each Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the average daily net assets attributable to Institutional Shares for each of the Fixed Income Fund and the Short Duration Bond Fund and 0.95% of the average daily net assets attributable to Institutional Shares of the High Yield Credit Fund. The contractual agreements for each Fund are currently in effect until December 31, 2023. Any such fee reductions by Oakhurst or payments by Oakhurst of expenses which are a Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment. Any fee reductions that occurred prior to November 13, 2020 by First Western or payments of expenses by First Western which are a Fund’s obligation are not recoverable by First Western.

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A discussion of the basis for the approval by the Board of Trustees of the Trust of the Acquired Funds’ Interim Advisory Agreements, Interim Sub-Advisory Agreements, New Advisory Agreements and New Sub-Advisory Agreements is available in the Acquired Funds’ semi-annual report to shareholders for the period ended February 28, 2023.

A discussion of the basis for the approval by the Board of Directors of RBB of the Acquiring Funds’ investment advisory contract will be available in the Acquiring Fund’s first report to shareholders after the Closing Date.

For the past three fiscal years Oakhurst earned the following investment advisory fees from each Acquired Fund:

Short Duration Bond Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2022	$573,921	$272,412	$301,509
August 31, 2021	$656,937*	$270,710	$385,227
August 31, 2020	$427,856*	$234,598	$193,285

Short Duration Bond Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2022	$294,537	$139,749	$154,788
August 31, 2021	$476,736*	$69,712	$407,024
August 31, 2020	$380,136*	$83,691	$296,445

High Yield Credit Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2022	$635,767	$133,686	$502,081
August 31, 2021	$475,789*	$146,315	$329,474
August 31, 2020	$313,939*	$140,433	$173,506

*	Advisory fees accrued prior to November 13, 2020 were paid to First Western, the prior investment adviser to each of the Acquired Funds.

F/m Investments, LLC, doing business as Oakhurst Capital Management. F/m serves as the sub-adviser to the Acquired Funds and will serve as the investment adviser to the Acquiring Funds. F/m is located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. F/m is wholly owned by F/m Acceleration which in turn is wholly owned by Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company.

Sub-Advisory Fees

Under the terms of a Sub-Advisory Agreement, the sub-adviser is responsible for selecting the portfolio securities for investment by each Acquired Fund, subject to the general supervision of the Board of Trustees and Oakhurst. The investment adviser (not the Funds) pays the sub-adviser a fee equal to the follow annual rates of each Fund’s average daily net assets:

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	Fixed Income Fund	Oakhurst Fixed Income Fund	Short Duration Bond Fund	Oakhurst Short Duration Bond Fund	High Yield Credit Fund	Oakhurst High Yield Credit Fund
Sub- Advisory Fees	0.025%	0.475%	0.025%	0.325%	0.025%	0.725%

The sub-adviser’s fees are reduced on a pro rata basis to the extent that adviser reduces its advisory fees or reimburses expenses of a Fund. During the fiscal years ended August 31, 2022 and August 31, 2021, F/m received the following sub-advisory fees from the Oakhurst. Prior to December 29, 2020, no sub-advisory fees were paid as there was no sub-adviser to any of the Funds.

Fiscal Year Ended	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
August 31, 2021	$15,157	$19,388	$9,293
August 31, 2022	$29,836	$21,240	$22,068

Service Providers

As outlined below, the Acquired Funds and Acquiring Funds have the same service provider providing custody services and different service providers providing, administration, fund accounting, transfer agency, and auditing services, compliance and distribution services. Below are the companies providing services to the Acquired and Acquiring Funds.

Service Provider	Acquired Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Accounting Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor/Principal Underwriter	Ultimus Fund Distributors	Quasar Distributors, LLC (an affiliate of ACA Foreside)
Compliance Services	Key Bridge Compliance, LLC	Vigilant Compliance, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Pricing of Funds and Purchase and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of the Acquired Funds and the Acquiring Funds are similar. A comparison of the differences in such procedures and policies for the Acquired Funds and Acquiring Funds is set forth below.

Pricing of Funds

The procedure for pricing for the Acquired Funds and the Acquiring Funds is identical in all material aspects. Both the Acquired Funds and the Acquiring Funds determine the market value of a Fund’s investments primarily on the basis of readily available market quotations. The Funds generally use independent pricing services to determine the market value of securities. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, the valuation designee of the Acquired Funds and the Acquiring Funds is required to price those securities at fair value as determined in good faith using methods approved by the applicable Board of Trustees/Directors.

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Purchases

The procedures and policies relating to the purchase of shares of the Acquired Funds and the Acquiring Funds are substantially similar. The Acquired Funds and the Acquiring Funds permit investors to purchase shares directly from the Funds or through a broker or financial intermediary on any business day that the Funds are open. The Acquired Funds and the Acquiring Funds permit investors to invest any amount they choose, subject to the minimum initial investment amount for the applicable class of shares. The Acquired Funds and Acquiring Funds have the same initial and subsequent investment requirements as shown in the table below.

Purchase Amounts	Institutional Shares	Retail Shares*
Minimum initial investment	$100,000 for all accounts	$1,000 for all accounts
Minimum subsequent investment	$1,000 for all accounts	$100 for all accounts
*	As of the date of this Proxy Statement/Prospectus, Retail shares have not been offered for sale and all shareholders of the Funds are holders of Institutional shares.

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Funds and the Acquiring Funds are substantially similar. The Funds permit redemptions by mail, wire or telephone. Further, each Funds’ transfer agent charges a $15.00 fee for each wire redemption.

For more information regarding the Pricing of Funds and Purchase and Redemption Procedures, see Appendix C.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE REORGANIZATION PROPOSALS

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PROPOSAL 4

To approve, with respect to each Acquired Fund, a new Investment Advisory Agreement with OAKHURST

Oakhurst, the investment adviser to the Acquired Funds since December 29, 2020, is jointly owned by Lido and Rowhouse. Prior to January 31, 2023, Oakhurst was jointly owned by Lido and F/m Acceleration. On January 31, 2023, F/m Acceleration sold its interest in Oakhurst to Rowhouse (the “Oakhurst Transaction”). Lido’s ownership interest in Oakhurst did not change as a result of the Oakhurst Transaction. The Oakhurst Transaction, which closed on January 31, 2023, resulted in a change in “control” (as defined in the 1940 Act) of Oakhurst and the automatic termination of the then-current investment advisory agreements between Oakhurst and the Trust, on behalf of each Acquired Fund (the “Previous Advisory Agreements”). At a meeting held on January 23, 2023, the Board approved interim investment advisory agreements between Oakhurst and the Trust, on behalf of each Acquired Fund (the “Interim Advisory Agreements”). The Interim Advisory Agreements have the same material terms and fee arrangements as the Previous Advisory Agreements and became effective upon the closing of the Oakhurst Transaction on January 31, 2023.

Two of the three persons who were responsible for the portfolio management of the Acquired Funds prior to the Oakhurst Transaction, Barry P. Julien and John Han, continue to manage the Acquired Funds in accordance with the Acquired Funds’ current investment objectives and principal investment strategies. Following the close of the Oakhurst Transaction, the Board also approved new investment advisory agreements between the Trust, on behalf of the Acquired Funds, and Oakhurst (the “New Advisory Agreements”). The 1940 Act requires that the Acquired Funds obtain shareholder approval of each Acquired Fund’s New Advisory Agreement. Approval of the New Advisory Agreements will not change the advisory fees the Acquired Funds pay Oakhurst or the investment strategies and processes that are being used to manage the Acquired Funds. For each Acquired Fund, shareholder approval of the New Advisory Agreement with Oakhurst (Proposal 4) is contingent on shareholder approval of the New Sub-Advisory Agreement with F/m (Proposal 5).

The New Advisory Agreements

The Board, including a majority of the Independent Trustees, at a meeting held via video conference on January 23, 2023, approved the New Advisory Agreements pursuant to which Oakhurst will provide investment management services to the Acquired Funds, assuming shareholder approval of the New Advisory Agreements. The terms and conditions of the New Advisory Agreements are substantially identical in all material respects to those of the Previous Advisory Agreements and the Interim Advisory Agreements and differ only with respect to the effective date and the termination date.

Under the New Advisory Agreements, Oakhurst will, subject to the oversight and control of the Board, be responsible for overseeing the activities of F/m, who serves as the sub-adviser, in managing the investment and reinvestment of the Acquired Funds’ investment portfolios, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Acquired Funds, and establishing, maintaining and trading in brokerage accounts for and in the name of the Acquired Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Acquired Fund. The Acquired Funds’ investment adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Acquired Funds, as well as all sub-advisory fees payable to F/m. The Acquired Funds will continue to pay all of the expenses relating to their operations, including brokerage fees and commissions, taxes, interest charges, acquired fund fees and expenses, the fees of the investment adviser and the fees and expenses of the Acquired Funds’ administrator, transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the SEC and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

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Fees paid to Oakhurst under the New Advisory Agreements will be calculated at the same rate as the fees paid to Oakhurst under the Previous Advisory Agreements and the Interim Advisory Agreements. Under the respective New Advisory Agreement, the advisory fee to be paid by the Fixed Income Fund will be equal to 0.50% of the Fund’s average daily net assets; the advisory fee paid to be paid by the Short Duration Bond Fund will be equal to 0.35% of the Fund’s average daily net assets; and the advisory fee to be paid by the High Yield Credit Fund will be equal to 0.75% of the Fund’s average daily net assets. In addition, Oakhurst will enter into new Expense Limitation Agreements that will limit each Acquiring Fund’s Total Annual Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) for two years following the effective date of the New Advisory Agreements to the same limits as the current expense limitation agreements with Oakhurst. Under the new Expense Limitation Agreements, the expense limit for each of the Fixed Income Fund and the Short Duration Bond Fund will be equal to 0.60% of the Fund’s average daily net assets allocable to its Institutional Shares and the expense limit for the High Yield Credit Fund will be equal to 0.95% of the Fund’s average daily net assets allocable to its Institutional Shares. Under the New Advisory Agreements, Oakhurst may employ one or more registered investment advisers to serve as sub-advisers to the Acquired Funds. Oakhurst will continue to employ F/m as investment sub-adviser to the Acquired Funds. Oakhurst will monitor and supervise the activities of the sub-adviser(s) and may terminate the services of the sub-adviser at any time, subject to the notice provisions set forth in the applicable sub-advisory agreement and approval by a majority of the Board, including a majority of the Independent Trustees.

The New Advisory Agreements, like the Previous Advisory Agreements and the Interim Advisory Agreements, provide that the investment adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Each New Advisory Agreement, if approved by shareholders of the applicable Acquired Fund, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (1) the Board or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of each New Advisory Agreement beyond the initial two-year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting shares of a Fund, or by Oakhurst. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. If the Acquired Funds’ shareholders approve the Reorganizations, then the New Advisory Agreements would terminate in connection with the liquidation of the Acquired Funds following the closing of the Reorganizations.

The New Advisory Agreements, if approved by shareholders of the respective Acquired Fund, will become effective on or promptly after the Special Meeting, including any adjournments or postponements thereof. If shareholders of an Acquired Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The proposed New Advisory Agreements are attached hereto as Appendices D, E and F. The description of the proposed New Advisory Agreements in this Proxy Statement/Prospectus is only a summary and is qualified in its entirety by reference to Appendices D, E and F.

The Previous Advisory Agreements

●	The Previous Advisory Agreement on behalf of the Fixed Income Fund was dated September 14, 2021, and was approved by the Board, including a majority of Independent Trustees, on August 2, 2021. The Previous Advisory Agreement was approved by Fund shareholders on September 14, 2021. Under the Previous Advisory Agreement, Oakhurst received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund, subject to any fee waivers by Oakhurst under an expense limitation agreement. During the fiscal year ended August 31, 2022, the Fund accrued $573,921 in advisory fees of which $272,412 were waived by Oakhurst, pursuant to the expense limitation agreement between Oakhurst and the Trust.

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●	The Previous Advisory Agreement on behalf of the Short Duration Bond Fund was dated September 14, 2021, and was approved by the Board, including a majority of Independent Trustees, on August 2, 2021. The Previous Advisory Agreement was approved by Fund shareholders on September 14, 2021. Under the Previous Advisory Agreement, Oakhurst received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the Fund, subject to any fee waivers by Oakhurst under an expense limitation agreement. During the fiscal year ended August 31, 2022, the Fund accrued $294,537 in advisory fees of which $139,749 were waived by Oakhurst pursuant to the expense limitation agreement between Oakhurst and the Trust.

●	The Previous Advisory Agreement on behalf of the High Yield Credit Fund was dated September 14, 2021, and was approved by the Board, including a majority of Independent Trustees, on August 2, 2021. The Previous Advisory Agreement was approved by Fund shareholders on September 14, 2021. Under the Previous Advisory Agreement, Oakhurst received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund, subject to any fee waivers by Oakhurst under an expense limitation agreement. During the fiscal year ended August 31, 2022, the Fund accrued $635,767 in advisory fees of which $133,656 were waived by Oakhurst pursuant to the expense limitation agreement between Oakhurst and the Trust.

The Interim Advisory Agreements

The Board, including a majority of the Independent Trustees, at a meeting held by video conference on January 23, 2023, also approved the Interim Advisory Agreements between Oakhurst and the Trust, on behalf of each Acquired Fund, pursuant to which Oakhurst was appointed on an interim basis to continue to provide investment management services to the Acquired Funds following the closing of the Oakhurst Transaction. The terms of the Interim Advisory Agreements and Oakhurst’s obligations thereunder are substantially similar to the Previous Advisory Agreements, except for the effective date and term and the escrow requirements of the advisory fees until the New Advisory Agreements are approved. While the advisory fees and the expense limitations under the Interim Advisory Agreements are identical to those applicable to Oakhurst under the Previous Advisory Agreements, any advisory fees payable to Oakhurst are being accrued daily and paid by the Trust into an interest-bearing escrow account, to be released to Oakhurst upon shareholder approval of the New Advisory Agreements with Oakhurst. If shareholders do not approve the New Advisory Agreements, Oakhurst shall be entitled to the lesser of: (i) any costs incurred in performing the Interim Advisory Agreements (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof). Oakhurst will pay F/m any accrued sub-advisory fees from its advisory fees received under the Interim Advisory Agreements. The Interim Advisory Agreements provide that they will remain in effect until the first of the following to occur: (i) the effective date of a new investment advisory agreement relating to Oakhurst’s management of the Acquired Fund which has been approved by a majority of the Acquired Fund’s outstanding voting securities or (2) the 151st calendar day following the effective date of the Interim Advisory Agreement with respect to the Acquired Fund (June 30, 2023). An Interim Advisory Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, by vote of the Board of on ten (10) days written notice to the adviser, or by Oakhurst on sixty (60) days written notice to the Trust. Each Interim Advisory Agreement will also terminate automatically in the event of its assignment. If Proposals 4 and 5 are approved with respect to an Acquired Fund, then the Fund’s Interim Advisory Agreement and Interim Sub-Advisory Agreement will be terminated with respect to that Fund in connection with the effectiveness of the Fund’s New Advisory Agreement and New Sub-Advisory Agreement.

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Information About Oakhurst

Oakhurst is a Delaware limited liability company that is jointly owned by Lido and Rowhouse, with a principal address of 1875 Century Park East, Suite 950, Los Angeles, California 90067. Lido is a registered adviser that is owned by Charlesbank Equity Fund X, Limited Partnership, Lido OffShore X, LP, Jason J. Ozur and Kenneth A. Stern. Rowhouse is a Delaware limited liability company jointly owned by David Littleton and Alexander Morris. As of December 31, 2022, Oakhurst had assets under management of approximately $742 million.

The names and titles of the principal executive officers of Oakhurst are set forth below.

Name	Principal Occupation
Alexander R. Morris	President
David L. Littleton	Chief Executive Officer
Barry P. Julien	Chief Investment Officer
Dennis R. Mason	Chief Compliance Officer

Section 15(f) of the 1940 Act

The parties to the Oakhurst Transaction intend for it to fall within the “safe harbor” provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by F/m or Rowhouse Capital Partners of any circumstances arising from the Oakhurst Transaction that might result in the imposition of an unfair burden on the Acquired Funds. Moreover, subject to applicable law and applicable fiduciary duties, F/m, Rowhouse, and their principals (each, a “Transaction Party”), have each agreed, to the extent within their control, to use their reasonable efforts to ensure that the Oakhurst Transaction meets the requirements of the provisions of Section 15(f) of the 1940 Act. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Acquired Funds because of the Oakhurst Transaction.

Second, during the three-year period after the Oakhurst Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. In order to meet this condition, Oakhurst will use its reasonable best efforts to ensure that the Board maintains a sufficient number of independent persons.

Evaluation by the Board

The Board, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreements at a meeting held by video conference on January 23, 2023. In making the determination to recommend approval of the New Advisory Agreements to shareholders of the Acquired Funds, the Board considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreements and to determine that each New Advisory Agreement would be in the best interests of each Acquired Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by Oakhurst and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of Lido, Rowhouse, Oakhurst and F/m. The Board gave substantial weight to the fact that: (i) the responsibilities of Oakhurst under the New Advisory Agreements will be similar to its responsibilities under the Previous Advisory Agreements; (ii) the level or quality of advisory services provided to the Acquired Funds will not be materially affected as a result of the New Advisory Agreements; (iii) the same personnel who currently provide investment advisory services to the Acquired Funds will continue to do so upon shareholder approval of the New Advisory Agreements and New Sub-Advisory Agreements; and (iv) the advisory fee payable by each Acquired Fund will be at the same rate as the advisory fee now payable by each Acquired Fund.

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Below is a discussion of the factors considered by the Board along with the conclusions with respect thereto that formed the basis for the Board’s approvals of the New Advisory Agreements and the New Sub-Advisory Agreements.

The nature, extent, and quality of the services to be provided by F/m and Oakhurst. The Board considered the responsibilities that F/m and Oakhurst would have under the applicable New Advisory Agreements and New Sub-Advisory Agreements, and the proposed services that F/m and Oakhurst would provide to the applicable Acquired Funds, including, without limitation, its procedures for formulating investment recommendations and assuring compliance with each Acquired Fund’s investment objective and limitations, its marketing and distribution efforts, and its adherence to compliance procedures and practices. The Trustees considered the scope and quality of the in-house capabilities of F/m and Oakhurst and other resources that F/m and Oakhurst would continue to dedicate to performing services for the Acquired Funds. The quality of administrative and other services, including Oakhurst’s role in coordinating the activities of the Acquired Funds’ other service providers, including F/m, was considered in light of each Acquired Fund’s continued need to adhere to its investment policies as well as applicable laws and regulations and to maintain a robust compliance program. The Trustees also considered the business reputation of F/m and Oakhurst and their affiliates, the qualifications of their key investment and compliance personnel and the financial resources of F/m, Rowhouse Capital Partners, LLC and their affiliates. After reviewing the foregoing and additional information provided in the meeting materials, the Board concluded that the nature, extent, and quality of the services to be provided by F/m and Oakhurst to the Acquired Funds, whether as new adviser or new sub-adviser, as applicable, will be substantially identical to the nature, extent and quality of the services provided under each of the Previous Advisory Agreements and Previous Sub-Advisory Agreements, and were satisfactory and adequate.

The investment management capabilities and experience of F/m and Oakhurst. The Board considered the investment management experience of F/m and Oakhurst and reviewed its discussions with F/m, Oakhurst and Diffractive executives earlier in the meeting regarding the investment objective and strategies for each of the Acquired Funds as well as each of F/m’s and Oakhurst’s experience and plans for implementing such strategies. In particular, the Trustees noted that the Acquired Funds’ current investment management team was expected to continue management of the Acquired Funds. The Board also reviewed information from each of F/m and Oakhurst, regarding prior experience in the financial industry as well as business reputation, the qualifications of key investment and compliance personnel, and financial resources. Given that the portfolio management team was expected to remain the same under the New Advisory Agreements and the New Sub-Advisory Agreements as was currently in place, the Trustees considered both short-term and long-term investment performance of the Acquired Funds. Each Acquired Fund’s performance was compared to its performance benchmark and to that of its Morningstar category. After consideration of these and other factors, the Board determined that F/m had the requisite knowledge and experience to serve as the new sub-adviser for each of the Acquired Funds, and that Oakhurst had the requisite knowledge and experience to serve as the new adviser for each of the Acquired Funds.

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The costs of the services to be provided and profits to be realized by F/m and Oakhurst and its affiliates from the relationship with the Acquired Funds. In reviewing the fees payable under the New Advisory Agreements, the Trustees noted that such fees would be identical to those payable under the Funds’ Previous Advisory Agreements. The Trustees considered certain information comparing the advisory fee and overall expense level of each Acquired Fund to those of its Morningstar category. In reviewing the fees under the New Sub-Advisory Agreements, the Trustees also noted that such fees would continue to be paid out of the advisory fees to be paid by the Acquiring Funds to Oakhurst. The Board considered each of F/m’s and Oakhurst’s financial condition and its expected level of commitment to the Acquired Funds as well as the overall expenses and fees of the Acquired Funds, including the advisory fee. The Board noted the expense limitation agreements currently in effect, that Oakhurst were currently waiving a portion of its advisory fees and Oakhurst’s intent to enter into expense limitation agreements on the same terms as the current ones. The Trustees also considered information provided to them concerning each of F/m’s and Oakhurst’s estimated profitability with respect to each Acquired Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory and sub-advisory fees. For these purposes, the Trustees took into account not only the fees to be paid by the Acquired Funds, but also so-called “fallout” benefits to Oakhurst as well as F/m and its affiliates. In evaluating the fees, the Trustees took into account the complexity and quality of the investment management of the Acquired Funds. The Board concluded that the fees payable under the New Advisory Agreements and New Sub-Advisory Agreements were fair and reasonable given the scope and quality of services to be provided by Oakhurst and F/m, respectively. The Board also concluded that Oakhurst’s and F/m’s estimated profitability and “fall out” benefits with respect to their management of the Acquired Funds were reasonable.

The extent to which the Acquired Funds and its investors would benefit from economies of scale. In this regard, the Independent Trustees considered the current size of the Acquired Funds and their anticipated growth trajectory, noting that the Acquired Funds would need to realize considerable growth in assets before F/m and Oakhurst would start to receive full advisory fees from the Acquired Funds. In view of the foregoing, the extent to which economies of scale would be realized as the Acquired Funds grow, and whether fee levels reflect these economies of scale were not material factors in the Independent Trustees’ decision to approve the New Advisory Agreements and the New Sub-Advisory Agreements.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreements and the New Sub-Advisory Agreements and each Trustee weighed the various factors as he or she deemed appropriate. Rather the Trustees concluded, in view of a weighing and balancing of all factors considered, that approval of each New Advisory Agreement and each New Sub-Advisory Agreement is in the best interests of each Acquired Fund and its shareholders. After full consideration of the above factors as well as other factors, the Board, with the Independent Trustees voting separately, unanimously concluded that approval of each of the New Advisory Agreements and each of the New Sub-Advisory Agreements was in the best interest of the Acquired Funds and their shareholders and recommended approval of each of the New Advisory Agreements and each of the New Sub-Advisory Agreements to the Acquired Funds’ shareholders.

The Board recommends that shareholders of each Acquired Fund vote FOR the New Advisory Agreement on behalf of that Fund.

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PROPOSAL 5

To approve, with respect to each Acquired Fund, a new SUB-Advisory Agreement with F/m

F/m has been the sub-adviser to the Acquired Funds since December 29, 2020. On January 31, 2023, Diffractive, a multi-boutique asset management company, acquired the assets of F/m Acceleration, the parent company of F/m (the “F/m Transaction”). The F/m Transaction, which closed on January 31, 2023, resulted in a change in “control” of F/m (as defined in the 1940 Act) and the automatic termination of the Previous Sub-Advisory Agreements among F/m, Oakhurst and the Trust. On January 23, 2023, the Board approved the Interim Sub-Advisory Agreements between Oakhurst, F/m and the Trust, on behalf of each Acquired Fund. The Interim Sub-Advisory Agreements have the same material terms and fee arrangements as the Previous Sub-Advisory Agreements and became effective upon the closing of the F/m Transaction on January 31, 2023.

Two of the three persons who were responsible for the portfolio management of the Acquired Funds prior to the Transaction, Barry P. Julien and John Han, continue to manage the Acquired Funds in accordance with the Acquired Funds’ current investment objectives and principal investment strategies. In connection with the F/m Transaction, the Board approved the New Sub-Advisory Agreements among Oakhurst, F/m and the Trust, on behalf of the Acquired Funds. The 1940 Act requires that the Acquired Funds obtain shareholder approval of each Acquired Fund’s New Sub-Advisory Agreement. Approval of the New Sub-Advisory Agreements will not change the advisory fees the Acquired Funds pay or the sub-advisory fees that Oakhurst pays F/m or the investment strategies and processes that are currently used to manage the Acquired Funds. For each Acquired Fund, shareholder approval of the New Sub-Advisory Agreement with F/m (Proposal 4) is contingent on shareholder approval of the New Advisory Agreement with Oakhurst (Proposal 5).

The New Sub-Advisory Agreements

The Board, including a majority of the Independent Trustees, at a meeting held via video conference on January 23, 2023, approved the New Sub-Advisory Agreements pursuant to which F/m will provide investment management services to the Acquired Funds, assuming shareholder approval of the New Sub-Advisory Agreements. The terms and conditions of the New Sub-Advisory Agreements are substantially identical in all material respects to those of the Previous Sub-Advisory Agreements and the Interim Sub-Advisory Agreements and differ only with respect to the new effective date and termination date.

Under the New Sub-Advisory Agreements, F/m will, subject to the oversight and control of the Board, manage the investment and reinvestment of the assets of all or a portion of each Acquired Fund allocated by Oakhurst to F/m from time to time. F/m will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. F/m also will also buy, sell and trade in stocks, bonds and other investments, on behalf of the Acquired Funds, and establish, maintain and trade in brokerage accounts for and in the name of the Acquired Funds, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of each Acquired Fund. Under each New Sub-Advisory Agreement, the sub-advisory fee to be paid by Oakhurst to F/m with respect to each Acquired Fund will be equal to 2.5 basis points (0.025%) of the Fund’s average daily net assets, which is identical to the sub-advisory fee paid under the Previous Sub-Advisory Agreements and the Interim Sub-Advisory Agreements. The sub-advisory fee is reduced on a pro-rata basis to the extent that Oakhurst reduces its advisory fees or reimburses expenses of the Acquired Funds.

The New Sub-Advisory Agreements, like the Previous Sub-Advisory Agreements and the Interim Sub-Advisory Agreements, provide that the investment sub-adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

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Each New Sub-Advisory Agreement, if approved by shareholders of the applicable Acquired Fund, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (1) the Board or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of each New Sub-Advisory Agreement beyond the initial two-year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Sub-Advisory Agreement may be terminated at any time, on 60 days’ written notice to F/m, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting shares of a Fund, or by Oakhurst as the investment adviser, or by F/m on 60 days written notice to the Trust. Each New Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon termination of the New Advisory Agreement for that Fund. If the Acquired Funds’ shareholders approve the Reorganizations, then the New Sub-Advisory Agreements would terminate in connection with the liquidation of the Acquired Funds following the closing of the Reorganizations.

The New Sub-Advisory Agreements, if approved by shareholders of the respective Acquired Fund, will become effective on or promptly after the Special Meeting, including any adjournments or postponements thereof. If shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The proposed New Sub-Advisory Agreements are attached hereto as Appendices H, I and J. The description of the proposed New Sub-Advisory Agreements in this Proxy Statement/Prospectus is only a summary and is qualified in its entirety by reference to Appendices H, I and J.

The Previous Sub-Advisory Agreements

The Previous Sub-Advisory Agreement for each Acquired Fund was dated September 14, 2021, and was approved by the Board, including a majority of Independent Trustees, on August 2, 2021. The Previous Sub-Advisory Agreements were approved by each Acquired Fund’s shareholders on September 14, 2021. Under the Previous Sub-Advisory Agreements, F/m is paid by Oakhurst (not the funds) a fee equal to the annual rate of 0.025% of each Acquired Fund’s average daily net assets. The sub-advisory fee paid to F/m is reduced on a pro-rata basis to the extent that Oakhurst reduces its advisory fees or reimburses expenses of the Acquired Funds under Oakhurst’s expense limitation agreement with the Acquired Funds. Prior to December 29, 2020, the Acquired Funds were managed only by an investment adviser and did not have a sub-adviser.

The Interim Sub-Advisory Agreements

The Board, including a majority of the Independent Trustees, at a meeting held by video conference on January 23, 2023, also approved the Interim Sub-Advisory Agreements between Oakhurst, F/m and the Trust, on behalf of each Acquired Fund, pursuant to which F/m was appointed on an interim basis to continue to provide investment management services to the Acquired Funds following the closing of the F/m Transaction. The terms of the Interim Sub-Advisory Agreements and F/m’s obligations thereunder are substantially similar to the Previous Sub-Advisory Agreements, except for the effective date and term and the escrow requirements of the sub-advisory fees until the New Sub-Advisory Agreements are approved. Oakhurst will pay F/m any accrued sub-advisory fees from its advisory fees received under the Interim Advisory Agreements. While the sub-advisory fees under the Interim Sub-Advisory Agreements are identical to those appliable to F/m under the Previous Sub-Advisory Agreements, any sub-advisory fees payable by Oakhurst to F/m are being accrued daily and paid by Oakhurst into an interest-bearing escrow account, to be released to F/m upon shareholder approval of the New Sub-Advisory Agreements with F/m. If shareholders do not approve the New Sub-Advisory Agreements, F/m shall be entitled to the lesser of: (i) any costs incurred in performing the Interim Sub-Advisory Agreements (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof). The Interim Sub-Advisory Agreements provide that they will remain in full force and effect until the first of the following to occur: (i) the effective date of a new sub-advisory agreement relating to F/m’s management of the Acquired Fund which has been approved by a majority of the Acquired Fund’s outstanding voting securities or (2) the 151st calendar day following the effective date of the Interim Sub-Advisory Agreement with respect to the Acquired Fund (June 30, 2023). An Interim Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, by Oakhurst as the investment adviser, or by vote of the Board on ten (10) days written notice to the adviser, or by F/m on sixty (60) days written notice to the Trust. Each Interim Sub-Advisory Agreement will also terminate automatically in the event of its assignment. If Proposals 4 and 5 are approved with respect to a Fund, then the Fund’s Interim Advisory Agreement and Interim Sub-Advisory Agreement will be terminated with respect to that Fund in connection with the effectiveness of the Fund’s New Advisory Agreement and New Sub-Advisory Agreement.

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Information About F/m

F/m Investments, LLC, located at 3050 K Street, N.W., Suite 201, Washington, DC 20007, was founded in 2019. F/m is wholly owned by F/m Acceleration which in turn is wholly owned by Diffractive.

As of December 31, 2022, F/m manages approximately $1.7 billion. In addition to its service as sub-advisor to the Acquired Funds, F/m serves as investment adviser to the F/m Investments Large Cap Focused Fund, a series of the Trust, and ten exchange-traded funds that are series of RBB.

The names and titles of the principal executive officers of F/m are set forth below.

Name	Principal Occupation
Alexander R. Morris	Chief Investment Officer
David L. Littleton	Chief Executive Officer
Matthew A. Swendiman, CFA	Chief Compliance Officer

Portfolio Managers

The current portfolio management team will remain in place for each Acquired Fund under the New Sub-Advisory Agreements. Additional information about each portfolio manager is provided below:

Barry P. Julien, CFA® – Mr. Julien is Chief Investment Officer of F/m. Prior to November 16, 2020, he was Managing Director and Chief Investment Officer of First Western and lead portfolio manager on First Western’s investment grade strategies. Prior to joining First Western, Mr. Julien was President and Chief Investment Officer at McKee Investment Management, and subsequently a Principal at Stonebridge Capital Management where he managed the company’s fixed income portfolio. Mr. Julien graduated cum laude from the University of California at San Diego with a BA in Economics and he earned his MBA from the Haas School of Business at the University of California at Berkeley where he was awarded the Sutro Fellowship in Finance. He is a CFA charterholder and a member of CFA® Society of Los Angeles. Mr. Julien has been responsible for the day-to-day management of each Acquired Fund since its respective inception date.

John Han – Mr. Han is CFA®, CPA® is a Senior Credit Analyst and Assistant Portfolio Manager of Oakhurst and has been responsible for the day-to-day management of each Acquired Fund since January 2023. Prior to November 16, 2020, Mr. Han was a Senior Credit Analyst of First Western, the Fund’s previous investment adviser.

Evaluation by the Board

See “Proposal 4 – Evaluation by the Board” above for a discussion of the factors considered by the Board along with the conclusions with respect thereto that formed the basis for the Board’s approvals of the New Advisory Agreements and the New Sub-Advisory Agreements.

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PROPOSAL 6

Adjournment and Postponements

If a quorum of shareholders of an Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of such Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to such Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned from time to time by a majority of the votes of an Acquired Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

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VOTING INFORMATION

Quorum Requirements

Only shareholders of the Acquired Funds of record on May 1, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of each Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning a majority of the outstanding shares of an Acquired Fund that are entitled to vote will be considered a quorum with respect to such Acquired Fund for the transaction of business. Any meeting of shareholders may be adjourned by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Required Vote

Approval of each Reorganization will require the affirmative vote of a majority of the outstanding shares of an Acquired Fund entitled to vote at the Special Meeting. Similarly, approval of the New Investment Advisory Agreements and New Sub-Advisory Agreements will require the affirmative vote of a majority of the outstanding shares of an Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of an Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of an Acquired Fund.

If an Acquired Fund does not receive shareholder approval, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then the Reorganization with respect to such Acquired Fund will not be implemented and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

If the shareholders of an Acquired Fund do not approve the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, then the New Advisory Agreement and New Sub-Advisory Agreement will not become effective with respect to such Acquired Fund and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposals are non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposals. Abstentions will have no effect on the outcome of a vote on adjournment.

Revocation of Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share of each Acquired Fund held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The total number of shares of each class of each Acquired Fund outstanding and the total number of votes to which shareholders of such class are entitled, as of the Record Date, are set forth below.

Acquired Fund	Institutional Shares
Shares Outstanding/Total Votes to which Entitled (Fixed Income Fund)	13,857,217.9420
Shares Outstanding/Total Votes to which Entitled (Short Duration Bond Fund)	3,888,252.0450
Shares Outstanding/Total Votes to which Entitled (Short Duration High Yield Credit Fund)	6,054,690.3840

Method and Cost of Solicitation

Each Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, internet or oral communications by certain employees of Oakhurst, who will not be paid for these services. F/m will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares with respect to any Acquired Fund. As of the Record Date, the Acquiring Funds had no shares outstanding.

As of May 1, 2023, to the knowledge of the Trustees and management of the Trust, other than the shareholders set forth below as control persons, no person owned beneficially or of record more than 5% of the outstanding shares of any Acquired Fund. Shareholders indicated below holding greater than 25% of the outstanding shares of an Acquired Fund may be “controlling persons” with respect to such Acquired Fund under the 1940 Act. Persons controlling an Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ACQUIRED FUNDS – CONTROL PERSONS

Name and Address	% Ownership	Type of Ownership
Fixed Income Fund Charles Schwab & Co. Inc. Special Custody Account For Benefit of Our Customers Attention: Mutual Funds 211 Main Street San Francisco, California 94105	59.73%	Record
Short Duration Bond Fund Charles Schwab & Co. Inc. Special Custody Account For Benefit of Our Customers Attention: Mutual Funds 211 Main Street San Francisco, California 94105	95.57%	Record
Short Duration High Yield Credit Fund Charles Schwab & Co. Inc. Special Custody Account For Benefit of Our Customers Attention: Mutual Funds 211 Main Street San Francisco, California 94105	85.54%	Record

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Interest of Certain Persons in the Transaction

F/m and Oakhurst may each be deemed to have an interest in the Reorganizations because they will continue to provide advisory services to each Acquiring Fund if the Reorganization is approved and will receive compensation for such services. Similarly, F/m and Oakhurst may each be deemed to have an interest in the Reorganizations because they will continue to provide advisory services to each Acquired Fund if the New Advisory Agreements and New Sub-Advisory Agreements are approved because they will continue to provide advisory services to each Acquired Fund and will receive compensation for such services. To the extent that F/m, Oakhurst or their affiliates owns shares of an Acquired Fund, each will vote those shares either “FOR” or “AGAINST” the proposals or as an abstention, in the same proportion as the votes received from other shareholders of the Acquired Fund.

FURTHER INFORMATION ABOUT ACQUIRED FUNDs AND ACQUIRING FUNDs

More information about each Acquired Fund and each Acquiring Fund is included in: (i) Each Acquired Fund’s Prospectus dated December 29, 2022, as supplemented; (ii) Each Acquired Fund’s Statement of Additional Information dated December 29, 2022, as supplemented; (iii) Each Acquiring Fund’s Preliminary Prospectus filed with the SEC on April 27, 2023; (iv) Each Acquiring Fund’s Preliminary Statement of Additional Information filed with the SEC on April 27, 2023; and (v) the Statement of Additional Information dated June 7, 2023 (relating to this Proxy Statement/Prospectus). You may request free copies of each Acquired Fund’s Prospectus or Statement of Additional Information (including any supplements) by calling (800) 292-6775 or by visiting Acquired Funds’ website at www.fm-funds.com.

You may request free copies of this Proxy Statement/Prospectus or the Statement of Additional Information by calling (800) 292-6775.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by RBB with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to each Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Acquired Fund and each Acquiring Fund also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be viewed and copied by visiting the EDGAR Database on the SEC’s website at www.sec.gov. You may also get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Meetings and Proposals

None of the Acquired Funds is required or intends to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, each Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization with respect to an Acquired Fund is not completed, the next meeting of the shareholders of such Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in an Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Legal Matters

Certain legal matters concerning the tax consequences of the Reorganizations will be passed upon by Faegre Drinker Biddle & Reath LLP.

Independent Registered Public Accounting Firm

The financial statements of each Acquired Fund for the most recently completed fiscal year ended August 31, 2022 (as applicable), contained in each Acquired Fund’s Annual Report to Shareholders, as amended, have been audited by Cohen & Company, Ltd., independent registered public accounting firm. None of the Acquiring Funds have a financial history.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this day of __________, 2023, by and among THE RBB FUND, INC., a Maryland corporation, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“RBB”), on behalf of its separate investment series listed on Schedule A (“New Funds”); F/M FUNDS TRUST, an Ohio business trust, with its principal place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Trust”), on behalf of its separate investment series listed on Schedule A (“Existing Funds”); and, solely for purposes of paragraph 7, F/m Investments, LLC, the investment adviser to each New Fund (“F/m”) with its principal place of business at 3050 K Street NW, Suite 201, Washington, DC 20007. (Each of RBB and the Trust is sometimes referred to herein as an “Investment Company,” and each of the New Funds and Existing Funds is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each of the New Funds and Existing Funds wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations”) Section 1.368-2(g). The reorganization will involve each Existing Fund reorganizing from a series of the Trust to a corresponding series of RBB by (1) transferring all its assets to the corresponding New Fund (which is being established solely for the purpose of acquiring those assets and continuing the corresponding Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the corresponding New Fund and the New Fund’s assumption of such Existing Fund’s liabilities, (2) distributing those shares pro rata to each Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating each Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Existing Funds and New Funds being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, in the case of Existing Funds, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Existing Fund currently may offer two classes of shares (“Existing Fund Shares”), Institutional Shares and Retail Shares, although no Retail Shares are currently offered for sale. Each New Fund will offer two classes of shares (“New Fund Shares”) that have identical characteristics to the corresponding Existing Fund Shares. As part of the Reorganization, Existing Fund Shares of each class will be exchanged for New Fund Shares of the corresponding class, as set forth on Schedule A.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION

1.1       Subject to the requisite approval of each Existing Fund’s shareholders and the terms and conditions set forth herein, each Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the corresponding New Fund. In exchange therefor, each New Fund shall:

A-1

(a)     Issue and deliver to the corresponding Existing Fund the number of full and fractional New Fund Shares equal in aggregate net asset value (“NAV”) to the NAV of full and fractional corresponding Existing Fund Shares then outstanding, as determined in accordance with Section 2 hereof; and

(b)     Assume all of the corresponding Existing Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

(c)     Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2     The Assets of each Existing Fund shall consist of all assets and property of every kind and nature of such Existing Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on the Existing Fund’s books. Each Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to RBB.

1.3     The Liabilities of each Existing Fund shall consist of all of such Existing Fund’s liabilities, debts, obligations (including the obligation of the Existing Fund to indemnify, defend, hold harmless, advance expenses to and/or contribute to the liability of the trustees and officers of the Existing Fund, acting in their capacities as such, to the fullest extent provide by applicable law and in the Existing Fund’s Articles of Incorporation, as amended and supplemented, and By-laws), and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(e)) borne by F/m pursuant to paragraph 7. Notwithstanding the foregoing, each Existing Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its then-current Prospectus, to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its then-current Prospectus, including options, futures, forward contracts, and swap agreements). At and after the Effective Time, the Liabilities of each Existing Fund shall become and be the Liabilities of the corresponding New Fund and may be enforced against such corresponding New Fund to the extent as if the same had been incurred by such New Fund.

1.4     At or before the Closing, each New Fund shall redeem the Initial Share (as defined in paragraph 6.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), each Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by RBB’s transfer agent’s opening accounts on each corresponding New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional corresponding Existing Fund Shares held by such Shareholder at the Effective Time. The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the corresponding Existing Fund Shares held by such Shareholder at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on each Existing Fund’s shareholder records. RBB shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5     Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Existing Funds’ shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.

1.6     Any reporting responsibility of each Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the respective Existing Fund up to and including the later of: (a) the Effective Time, or (b) the date such Existing Fund is dissolved and terminated, provided, however, that each New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.

1.7     After the Effective Time, the Existing Funds shall not conduct any business except in connection with their dissolution and termination. As soon as reasonably practicable after the distribution of the New Fund Shares pursuant to paragraph 1.4, each Existing Fund shall be terminated as a series of the Trust.

A-2

2.      VALUATION

2.1      VALUATION OF ASSETS. The value of each Existing Fund’s assets to be acquired by the corresponding New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as the “Valuation Date”), using the valuation procedures set forth in each Existing Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The NAV per share of the New Fund Shares of each New Fund shall be the NAV per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in each New Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3      EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of a New Fund or an Existing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of a New Fund or an Existing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.4      DETERMINATION OF VALUE. Each Existing Fund and each New Fund agree to use all commercially reasonable efforts to resolve prior to the Effective Time any material pricing differences between the prices of portfolio securities determined in accordance with the valuation procedures of an Existing Fund and those determined in accordance with the valuation procedures of the corresponding New Fund. All computations of value shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of a Fund.

3.      CLOSING AND EFFECTIVE TIME

3.1      Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on __________________ (“Effective Time”). The Closing shall be held at RBB’s offices or at such other place as to which the Investment Companies agree.

3.2      The Trust shall cause the custodian of each Existing Fund’s assets (“Existing Custodian”) (a) to make each Existing Fund’s portfolio securities available to RBB (or to its custodian (“New Custodian”), if RBB so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the corresponding New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Existing Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which an Existing Fund’s assets are deposited, in the case of such Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Trust shall also direct the Existing Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Existing Custodian by the Trust, the Existing Custodian has delivered all of each Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for the corresponding New Fund’s account and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to RBB that such information, as reflected on each New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Existing Custodian.

3.3      The Trust shall deliver, or shall direct its transfer agent to deliver, to RBB at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares of each Existing Fund that each such Shareholder owns, at the Effective Time, certified by The Trust’s Secretary or by its transfer agent, as applicable. RBB shall direct its transfer agent to deliver to the Trust at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the corresponding New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Trust, that the New Fund Shares to be credited to each corresponding Existing Fund at the Effective Time have been credited to such Existing Fund’s accounts on those records.

A-3

3.4      The Trust shall deliver to RBB, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on each Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for each Existing Fund.

3.5      At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.6      If an Existing Fund is unable to make delivery pursuant to paragraph 3.2 to the New Custodian for the corresponding New Fund of any of the assets of the Existing Fund for the reason that any of such assets have not yet been delivered to it by the Existing Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Existing Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the corresponding New Fund or its custodian, including brokers’ confirmation slips.

4.      REPRESENTATIONS AND WARRANTIES

4.1     The Trust, on behalf of each Existing Fund, represents and warrants to RBB, on behalf of each New Fund, as follows:

(a)      The Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of Ohio, and its Agreement and Declaration of Trust dated April 2, 2012, as amended (“Trust Declaration”); (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)      Each Existing Fund is a duly established and designated series of the Trust;

(c)      The execution, delivery, and performance of this Agreement has been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to each Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)      At the Effective Time, the Trust will have good and marketable title to the Assets for each Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, RBB, on each corresponding New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e)      The Trust, with respect to each Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio law, the Trust Declaration or the Trust’s By-laws, as amended, dated January 27, 2016 (“Trust’s By-laws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on any Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on any Existing Fund’s behalf, is a party or by which it is bound;

(f)      At or before the Effective Time, either (1) all material contracts and other commitments of each Existing Fund (other than this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the corresponding New Fund’s assumption of any liabilities of each Existing Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

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(g)      Except as disclosed in the Existing Funds’ Disclosure Schedule, attached hereto as Exhibit A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to any Existing Fund or any of its properties or assets attributable or allocable to such Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Trust, on each Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either any Existing Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h)      Each Existing Fund’s audited financial statements as of August 31, 2022 and unaudited financial statements as of February 28, 2023 (each, a “Statement”) are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, each Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of an Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)      Since February 28, 2023, there has not been any material adverse change in any Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by an Existing Fund of indebtedness (except indebtedness incurred in connection with investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities that an Existing Fund holds, the discharge of an Existing Fund’s liabilities, or the redemption of Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)      All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of each Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Existing Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)      Each Existing Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3; each Existing Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation, each Existing Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such; each Existing Fund has been eligible to and has computed its federal income tax under section 852; none of the Existing Funds has at any time since its inception been liable for, or is now liable for, any material income or excise tax pursuant to sections 852 or 4982; and none of the Existing Funds has earnings or profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)      All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Existing Funds’ shareholder records, as provided in paragraph 3.3; and no Existing Fund has outstanding any options, warrants, or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

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(m)      Each Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)      None of the Existing Funds is under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(o)      The Existing Funds’ current prospectus and statement of additional information as filed on Form N-1A with the Commission (collectively, the “Prospectus”) (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)     The information furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by RBB with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the N-14 Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by RBB for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)      Each Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to RBB;

(r)      The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(s)      To the knowledge of management of each Existing Fund, there is no plan or intention by the shareholders of any Existing Fund who own five percent (5%) or more of the outstanding Existing Fund Shares, and to the best of the knowledge of management of each Existing Fund, there is no plan or intention on the part of the remaining shareholders of any Existing Fund, to sell, exchange or otherwise dispose of any of the New Fund Shares received in connection with the Reorganization (other than in the ordinary course of business).

4.2      RBB, on behalf of each New Fund, represents and warrants to the Trust, on behalf of each Existing Fund, as follows:

(a)      RBB (1) is a Maryland corporation that is duly created, validly existing, and in good standing under the laws of Maryland, with power under its Articles of Incorporation and By-Laws, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)      At the Effective Time, each New Fund will be a duly established and designated series of RBB; no New Fund has commenced operations and will not do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of RBB, without assets (except the amount paid for the Initial Share if they have not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the corresponding Existing Fund’s business;

(c)      The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of RBB’s Board; and this Agreement constitutes a valid and legally binding obligation of RBB, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

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(d)      Except for the Initial Share (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by any of the New Funds;

(e)      No consideration other than New Fund Shares (and a New Fund’s assumption of the corresponding Existing Fund’s Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)      RBB, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law or a material violation of RBB’s Articles of Incorporation and By-Laws, or any Undertaking to which RBB, on any New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which RBB, on any New Fund’s behalf, is a party or by which it is bound;

(g)      Except as disclosed in the New Funds’ Disclosure Schedule, attached hereto as Exhibit B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to RBB’s knowledge, threatened against RBB, with respect to any New Fund or any of its properties or assets attributable or allocable to such New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and RBB, on each New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either any New Fund’s business or RBB’s ability to consummate the transactions contemplated hereby;

(h)      No New Fund has filed any income tax return and each New Fund will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; each New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs; each New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and each New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i)      The New Fund Shares to be issued and delivered to each Existing Fund, for its Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by RBB;

(j)      There is no plan or intention for any New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)      Immediately after the Effective Time, no New Fund will be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(l)      The information furnished by RBB for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and N-14 Registration Statement (other than written information provided by the Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

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(m)      At the Effective Time, the current prospectus and statement of additional information of each New Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3      Each Investment Company, on its Funds’ behalf, represents and warrants to the other Investment Company, on its Funds’ behalf, as follows:

(a)      No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Funds’ behalf, except for (1) RBB’s filing with the Commission of a registration statement on Form N-1A relating to the shares of the New Funds, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) RBB’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder (the “N-14 Registration Statement”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)      The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c)      The fair market value of the Assets will equal or exceed the Liabilities to be assumed by each New Fund and those to which the Assets are subject;

(d)      None of the compensation received by any Shareholder who is an employee of a service provider to any Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)      Except as otherwise set forth herein, no expenses incurred by any Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by the corresponding New Fund, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to any Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(f)      No New Fund has plans or intentions to sell or otherwise dispose of any of the assets of the corresponding Existing Fund acquired in connection with the Reorganization, except for dispositions made in the ordinary course of business;

(g)      Following the Reorganization, each New Fund will continue the historic business of operating an open-end management investment company; and

(h)      Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the corresponding Existing Fund Shares immediately before the Reorganization and (2) each New Fund will hold the same assets – except for assets used to pay Fund expenses incurred in the ordinary course of business – and be subject to the same liabilities that the corresponding Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) each Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

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5.      COVENANTS

5.1      The Trust covenants to call a meeting of each Existing Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2      The Trust covenants that it will assist RBB in obtaining such information as RBB reasonably requests concerning the beneficial ownership of Existing Fund Shares.

5.3      The Trust covenants that it will turn over its books and records pertaining to each Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations of the Commission thereunder) to RBB at the Closing.

5.4      The Trust, on behalf of each Existing Fund, will provide RBB, on behalf of each New Fund, with the materials and information in connection with the N-14 Registration Statement as counsel to RBB may reasonably request and the Trust covenants to cooperate with RBB in preparing the N-14 Registration Statement in compliance with applicable federal and state securities laws.

5.5      Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) RBB, on each New Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on each Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6      RBB covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act and the 1940 Act in order to commence and continue each New Fund’s operations after the Effective Time.

5.7      Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.      CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company and F/m of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1      This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Existing Fund’s shareholders at the Shareholders Meeting. An Existing Fund shall not be obligated to consummate this Agreement and the transactions contemplated hereby if another Existing Fund has not obtained the requisite shareholder approval with respect to that Existing Fund;

6.2      All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement and N-14 Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

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6.3      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4      The Investment Companies, on behalf of their respective Funds, shall have received an opinion of Faegre Drinker Biddle & Reath LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)           The transfer to each New Fund of the Assets of the corresponding Existing Fund in exchange solely for New Fund Shares and such New Fund’s assumption of the Liabilities, followed by the corresponding Existing Fund’s distribution of such New Fund Shares pro rata to the Shareholders in exchange for their Existing Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)           Each Existing Fund will recognize no gain or loss on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)           Each New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and such New Fund’s assumption of the Liabilities;

(d)           Each New Fund’s basis in each Asset will be the same as the corresponding Existing Fund’s basis therein immediately before the Reorganization, and each New Fund’s holding period for each Asset will include the corresponding Existing Fund’s holding period therefor (except where a New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           Each Shareholder will recognize no gain or loss on the exchange of Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)           Each Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the corresponding Existing Fund Shares surrendered by the Shareholder in exchange for those New Fund Shares, and the holding period for those New Fund Shares will include, in each instance, the holding period for those corresponding Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           The Reorganization will not result in the termination of any Existing Fund’s taxable year, and pursuant to Section 381 of the Code and Regulations thereunder, each New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

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Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by F/m, except in relation to the qualification of the transfer of an Existing Fund’s Assets to the corresponding New Fund as a reorganization under Section 368(a) of the Code and (ii) any state, local or foreign tax consequences of the Reorganization;

6.5      Before the Closing, RBB’s Board shall have authorized the issuance of, and RBB shall have issued, one New Fund Share (“Initial Share”) of each New Fund to F/m or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder, which Initial Share shall be repurchased by each New Fund at the Effective Time for the amount paid for it;

6.6      RBB, on each New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by RBB’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its directors who are Non-Interested Persons thereof and by F/m or its affiliate as each New Fund’s sole shareholder; and

6.7      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Funds’ shareholders’ interests.

7.      EXPENSES

With respect to the Reorganization Expenses, such fees shall be borne by F/m. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and mailing costs) each Existing Fund’s prospectus supplements, N-14 Registration Statement and other proxy materials and each New Fund’s Registration Statement, (2) legal and accounting fees incurred by the Trust, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof). Reorganization Expenses shall be paid at or prior to Closing.

For the period beginning at the Effective Time and ending on the sixth anniversary of the Effective Time, F/m shall provide or cause to be provided “run-off” trustees and officers errors and omissions insurance policy(ies) which covers the present and former trustees and officers of each Existing Fund for the period that they served as such and is at least comparable to the liability coverage currently applicable to the trustees and officers of the Trust.

8.      ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY; PUBLICITY

8.1      Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of RBB, on behalf of each New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

8.2      Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

8.3      Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as each Existing Fund and the corresponding New Fund mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

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9.      TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1      By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2023 or such other date as to which the Investment Companies agree; or

9.2      By the mutual consent of both Investment Companies.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its directors, trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.      AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding any Existing Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4, and further provided that the Officers of each Existing Fund and the corresponding New Fund may change the Valuation Date and Effective Time through an agreement in writing without additional specific authorization by their respective Board.

11.      SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.      NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Attention: Bernard Brick, with copies to Sullivan & Worcester LLP, 1666 K Street NW, Suite 700, Washington, DC 20006, Attention: John Chilton, and to RBB, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: James G. Shaw, with copies to Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103- 6996, Attention: Jillian Bosmann.

13.      MISCELLANEOUS

13.1      This Agreement shall be governed by and construed in accordance with the internal laws of Maryland, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2      Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than RBB, on each New Fund’s behalf, or the Trust, on each Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.3      Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s directors/trustees solely in their capacities as directors/trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its directors, trustees, officers, shareholders, or series other than its respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Funds’ behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those directors, trustees, officers, or shareholders.

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13.4      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

F/m FUNDS TRUST, on behalf of each Existing Fund

By:
Name:
Title:

THE RBB FUND, INC., on behalf of each New Fund

By:
Name: Steven Plump
Title: President

Solely for purposes of paragraph 7,
F/m Investments, LLC

By:
Name:
Title:

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Schedule A

EXISTING/ACQUIRED FUNDS (each Existing/Acquired Fund is a series of F/m FUNDS TRUST)	NEW/ACQUIRING FUNDS (each New/Acquiring Fund is a series of THE RBB FUND, INC.)
Oakhurst Fixed Income Fund	Oakhurst Fixed Income Fund
Institutional Shares	Institutional Shares
Retail Shares (not currently offered for sale)	Retail Shares (not currently offered for sale)
Oakhurst Short Duration Bond Fund	Oakhurst Short Duration Bond Fund
Institutional Shares	Institutional Shares
Retail Shares (not currently offered for sale)	Retail Shares (not currently offered for sale)
Oakhurst Short Duration High Yield Credit Fund	Oakhurst Short Duration High Yield Credit Fund
Institutional Shares	Institutional Shares
Retail Shares (not currently offered for sale)	Retail Shares (not currently offered for sale)

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Exhibit A

Existing Funds’ Disclosure

Schedule

Oakhurst Fixed Income Fund has been named as a defendant in the following matters:

NONE

Oakhurst Short Duration Bond Fund has been named as a defendant in the following matters:

NONE

Oakhurst Short Duration High Yield Credit Fund has been named as a defendant in the following matters:

NONE

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Exhibit B

New Funds’ Disclosure Schedule

●	NONE

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APPENDIX B

FUNDAMENTAL INVESTMENT POLICIES

The Acquired Funds and the Acquiring Funds have identical fundamental investment policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Defined terms used herein but not defined shall have the meaning ascribed to them in the Proxy Statement.

The following restrictions are fundamental and may not be changed without a shareholder vote.

Each of the Fixed Income Fund and Short Duration Bond Fund may not:

1.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions.

2.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.	Underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5.	Purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Each Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that each Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry.

The High Yield Credit Fund may not:

1.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions.

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2.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.	Underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5.	Purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other forms of direct debt securities, such as loans and loan participations.

7.	Invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The following restrictions are non-fundamental and may be changed without a shareholder vote.

Each Fund may not:

1.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of each Fund except as may be necessary in connection with borrowings described in fundamental limitations (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.	Invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Other than the percentage limitations for borrowings and illiquid investments, as long as the above percentage restrictions are adhered to at the time an investment is made, a later change in percentage resulting in the change in the value or total cost of a Fund’s assets will not be considered a violation of the restriction.

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APPENDIX C

SHAREHOLDER POLICIES AND PROCEDURES

The RBB Fund, Inc.

The information below is extracted from the preliminary prospectus for the Acquiring Funds and discloses the Acquiring Funds’ policies and procedures related to purchasing, redeeming and exchanging Acquiring Funds shares.

Purchase of Fund Shares

Shares representing interests in a Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may also purchase shares of the Funds at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. Each Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company’s records. The minimum initial investment in the Funds for Institutional Class Shares is $100,000. The minimum initial investment in the Funds for Retail Class Shares is $1,000. There is a minimum amount of $1,000 and $100 for subsequent investment in Institutional Class Shares and Retail Class Shares, respectively. The minimum initial investment requirements may be reduced or waived from time to time. You can purchase shares of the Funds only on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Funds may also be available through Service Organizations. Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that a Fund may pay to a Service Organization under a Plan of Distribution for the Retail Class Shares, a Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

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Shares of each Fund may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Shares of a Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone. Investors may purchase additional Institutional Class shares and Retail Class shares of the Funds by calling (toll free) 1-(800) 292-6775. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. Subject to acceptance by the Funds, an account may be opened by completing and signing an Account Application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund that you are purchasing. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail	Overnight or Express Mail

Oakhurst Funds	Oakhurst Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Funds. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services

Account #112-952-137

For Further Credit to:

[Oakhurst Fund Name]

(shareholder registration)

(shareholder account number)

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Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Funds by calling 1-(800) 292-6775. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. Initial and additional purchases made by check or electronic funds transfer (ACH) cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-(800) 292-6775 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/IRA Accounts. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-292-6775 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, shares of the Funds may be purchased “in kind” (i.e., in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by a Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The shares of a Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A Fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on securities transferred to the Funds.

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Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Funds. The Adviser will monitor each Fund’s total assets and may, subject to Board approval, decide to close a Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen a Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	employees of the Adviser and their spouses, parents and children; and

c.	Directors of the Company.

Distributions to all shareholders of a closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of a Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e., the purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-(800) 292-6775.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. A Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem shares of a Fund only on days the NYSE is open and through the means described below.

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You may redeem shares of a Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to [Oakhurst Fund Name], c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or for overnight delivery to [Oakhurst Fund Name], c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and must include:

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

○	If ownership is being changed on your account;

○	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

○	When redemption proceeds are payable or sent to any person, address or bank account not on record;

○	For all redemptions in excess of $100,000 from any shareholder account.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of shares in the amount up to the total value of the account by calling the Transfer Agent at 1-(800) 292-6775.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

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IRA and other retirement plan redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-(800) 292-6775. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for shares of a Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. A Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when your request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Involuntary Redemption. Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than the minimum investment requirement for Retail shares (due to redemption), or such other minimum amount as a Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. In addition, all shares of a Fund are subject to involuntary redemption if the Board of Directors determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Dividends and Distributions

Each Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

Each Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually. The ex-dividend, record and payable dates of any annual distribution will be available by calling 1-(800) 292-6775.

All distributions are reinvested in the form of additional full and fractional shares unless you elect one the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at a Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account as any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

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Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before a Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Each Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to such Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that such Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by a Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by such Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for such Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your applicable Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, a Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of those foreign taxes paid by a Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

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A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your cost basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold. The Funds have elected to use the average cost method, unless you instruct a Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. Each Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as a Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to a Fund’s interest income from U.S. obligors, and dividends attributable to net short-term capital gains of a Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of a Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

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In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Each Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in a Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain U.S. territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Funds’ SAI.

Distribution Arrangements

The Board has adopted a Plan of Distribution for Retail Class Shares of the Funds (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds’ Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Retail Class Shares, on an annualized basis of the average daily net assets of the Retail Class Shares of a Fund. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing the Prospectus and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and a Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above. The Plan obligates a Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Institutional shares are not subject to any 12b-1 fees.

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F/m Funds Trust

The information is extracted from the prospectus for the Acquired Funds and discloses the Acquired Funds’ policies and procedures related to purchasing, redeeming and exchanging Acquired Funds shares.

HOW TO BUY SHARES

INITIAL PURCHASE

Minimum Investment: The minimum initial investment in each Fund is $100,000 for Institutional shares and $1,000 for Retail shares. The minimum subsequent investment in each Fund is $1,000 for Institutional shares and $100 for Retail shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Adviser or the Sub-Adviser for certain accounts, at the discretion of the Adviser or the Sub-Adviser.

As of the date of this Prospectus, Retail shares have not been offered for sale and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are not required to satisfy the minimum initial investment requirement for Institutional shares and are permitted to make subsequent investments in Institutional shares at the Retail shares minimum requirement (i.e., $100).

Each Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

By Mail - To be in proper form, your initial purchase request must include:

●	a completed and signed account application

●	a check made payable to the applicable Fund and share class (You may not use ACH to make an initial purchase)

Mail the account application and check to:

U.S. Mail: F/m Funds Trust c/o Ultimus Fund Solutions, LLC P. O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: F/m Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, cashiers’ checks or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to Ultimus Fund Solutions, LLC, the Funds’ transfer agent (hereafter referred to as “Transfer Agent”), please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Bank Wire - You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at 1-(800) 292-6775 to set up your account and obtain an account number. You must fax (513-587-3438) or mail the completed and signed account application to the Transfer Agent before the money is wired.

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Each Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. You must mail a signed account application, on the same day the wire payment is made, to the Transfer Agent at the above address. Wire purchases are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Funds, the Funds’ custodian and Transfer Agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. Presently the Funds do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Through Your Broker or Financial Institution - Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the net asset value (“NAV”) next determined after your order is received by such organization in proper form. Organizations that have been authorized to accept orders on behalf of the Funds may be authorized to designate other intermediaries to act in this capacity. An investor transacting shares of a Fund through a broker-dealer or other institution acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker or institution. Such an organization may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS

You may purchase additional shares of the Funds in minimum amounts of $1,000 for Institutional shares and $100 for Retail shares by mail or bank wire. As of the date of this Prospectus, Retail shares have not been offered for sale and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are permitted to make subsequent investments in Institutional shares at the Retail shares minimum requirement (i.e., $100). Each additional mail purchase request must contain:

●	your name

●	the name of your account(s)

●	your account number(s)

●	the name of the Fund

●	a check made payable to the applicable Fund

Send your purchase request to the address listed under the “Initial Purchase” section of this Prospectus. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Funds at 1-(800) 292-6775 to alert the Fund that your wire is to be sent.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly or quarterly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on the date specified by the shareholder. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN-KIND

Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser or Sub-Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which may be deemed appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

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TAX SHELTERED RETIREMENT PLANS

Shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: IRAs and Roth IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans; tax deferred investment plans for employees of public school systems and certain types of charitable organizations; and other qualified retirement plans. Contact the Transfer Agent for more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA; unless you arrange other means of payment, shares of your account will be redeemed to cover these fees. Call the Transfer Agent about the IRA custodial fees.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. Each Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Funds discourage frequent purchases, exchanges and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. Each Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund’s policies. Each Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. In addition, the Funds also intend to reject any purchase or exchange request that they believe to be market timing or potentially disruptive in nature. The Funds may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to discourage market timing will apply uniformly in all cases.

When monitoring shareholder purchases, exchanges and redemptions, the Funds do not apply a quantitative definition to market timing. Instead, the Funds use a subjective approach, which in itself could lead to inconsistent application of the Funds’ market timing policies and may permit certain shareholders to engage in market timing.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Sub-Adviser to implement the investment strategies of the Funds. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund’s ability to maximize investment return; and potentially diluting the value of a Fund’s shares. These risks can have an adverse effect on the Funds’ performance.

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The Funds rely on intermediaries to help enforce their market timing policies. Intermediaries are required to assist Fund management, up to and including prohibiting future trading in a Fund, in situations where a client of the intermediary has been identified as violating the Funds’ market timing policy. Each Fund reserves the right to reject any order placed from an omnibus account.

Although the Funds have taken the above described steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

OTHER PURCHASE INFORMATION

Each Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be charged a fee of $25 and you will be responsible for any other losses incurred by the Fund in connection with your returned check or electronic payment. If you are already a shareholder, a Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases of Fund shares.

HOW TO EXCHANGE SHARES

Shares of each Fund may be exchanged for corresponding shares of another Fund. Shareholders of the Funds as of the date of this Prospectus may exchange their shares for Institutional shares of another Fund even if they have not satisfied the minimum investment requirements for Institutional shares. In addition, Institutional shareholders are permitted to make subsequent investments in Institutional shares of another Fund at the Retail shares minimum requirement (i.e., $100). The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-(800) 292-6775. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

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HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s account by redemption of shares from the account. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

F/m Funds Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

●	the Fund name and account number

●	account name(s) and address

●	the dollar amount or number of shares you wish to redeem

●	the signature of the registered shareholder(s) in the exact name(s) and any special capacity in which they are registered

Requests to sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. Orders through a brokerage firm or financial institution will be deemed to have been received by a Fund when the firm or its authorized designee accepts the order. Organizations that have been authorized to accept orders on behalf of the Funds may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. The redemption proceeds will be based on the NAV next calculated after the Transfer Agent receives your order in proper form, even if payment is delayed while your purchase is converted to federal funds.

Signature Guarantees - The Funds require that signatures be guaranteed if (i) the shares to be redeemed have a value of more than $50,000; (ii) you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record; (iii) the mailing address has been changed within 15 calendar days of the redemption request; or (iv) your bank account information has changed within 30 days of your redemption request. Signature guarantees are for the protection of shareholders. Each Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. Each Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the Transfer Agent at 1-(800) 292-6775 if you have questions. At the discretion of the Funds or the Transfer Agent, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone - Unless the telephone redemption option was specifically declined on your account application, you may redeem shares having a value of $50,000 or less by calling the Transfer Agent at 1-(800) 292-6775. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Funds. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Funds and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Funds and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

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The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent anticipate difficulties receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

IRA REDEMPTIONS

You may redeem shares from your IRA account by mail or by telephone. If you do not want federal income taxes withheld from your redemption, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

SYSTEMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to impose reasonable charges. Telephone the Transfer Agent for additional information.

Additional Information - If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-(800) 292-6775. Redemptions specifying a certain date or share price cannot be accepted and will be returned. Redemption proceeds will normally be sent on or before the fifth business day following the redemption request, regardless of whether you request payment by check or wire transfer. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Each Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, each Fund may borrow money to pay redemptions during stressed market conditions or if the Adviser otherwise deems such borrowing to be appropriate.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than the minimum investment requirement for Retail shares (due to redemption), or such other minimum amount as a Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. In addition, all shares of a Fund are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

CHOOSING A SHARE CLASS

Each Fund offers Retail and Institutional shares. The two classes represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and investment minimum requirements. Retail shares are subject to 12b-1 fees, but have a lower minimum initial investment ($1,000). Institutional shares are not subject to any 12b-1 fees but have a higher minimum initial investment ($100,000). As of the date of this Prospectus, Retail shares have not commenced operations and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are not required to satisfy the minimum initial investment requirement for Institutional shares.

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DISTRIBUTION PLAN

Each Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) for its Retail shares (the “Plan”). The Plan allows a Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC (the “Distributor”) for expenses related to the distribution and servicing of the Fund’s Retail shares. Expenses related to the distribution and servicing of a Fund’s Retail shares may include payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of preparing, printing or distributing prospectuses and Statements of Additional Information (“SAI”) and reports for recipients other than existing shareholders of the Fund; and any other expenses related to the distribution and servicing of the Fund’s Retail shares. Under the Plan, a Fund may pay a fee of up to 0.25% per annum of its average daily net assets that are allocable to Retail shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to securities dealers and other financial organizations from its own revenues based on the amount of customer assets maintained in a Fund by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Funds.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the NAV of the shares of a Fund. The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. Currently, the NYSE is open for trading every day except Saturdays, Sunday, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Each Fund will calculate the NAV for each share class the Fund offers, as applicable.

Each Fund’s assets are generally valued at their market value determined on the basis of market quotations. Fixed income securities are typically valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. If market prices are not readily available or are considered unreliable due to market or other events, the Funds will value their securities or other assets at their fair value as determined in good faith by the Adviser, which has been designated by the Board of Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act, in accordance with consistently applied procedures adopted and under the general supervision of the Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s value. These factors include, but are not limited to, the type and cost of the security; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; significant events occurring after the close of trading in the security but prior to the time as of which the Funds’ NAVs are calculated; and changes in the overall market conditions. Valuing assets at fair value involves reliance on judgment and the values of these securities may differ from quoted or published prices for the same securities.

Because each Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

To the extent any assets of a Fund are invested in other investment companies that are registered under the 1940 Act, the Fund’s NAV with respect to those assets is calculated based upon the NAVs as reported by those companies. The prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Requests to purchase, exchange and sell shares are processed at the NAV next calculated after your order is received in proper form. See “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in this Prospectus for instructions regarding the “proper form” for such orders.

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DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income in the form of dividends to its shareholders on a monthly basis. Shareholders will receive net realized capital gains distributions, including short-term gains, if any, at least annually. These distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your account application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net investment income.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Funds.

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its net investment income and capital gains currently distributed to its shareholders.

In general, selling and exchanging shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold or exchanged. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Each Fund will mail you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding (currently at the rate of 24%). Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld by a Fund may be credited against a shareholder’s federal income tax liability.

Each Fund is required to report to the IRS, and furnish to Fund shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares. Each Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of shares. IRS regulations do not permit the change of a basis election on previously executed trades. All shares purchased in non-retirement accounts are subject to these reporting requirements. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment in the Funds.

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APPENDIX D

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ___ day of _______, 2023 by and between Oakhurst Capital Advisors, LLC (the “Investment Adviser”), a Delaware limited liability company, and F/m Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Fixed Income Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part 2 as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 8 herein.

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

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5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

7.	Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

10.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

11.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” or “F/m.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

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12.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.50% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

13.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

14.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

15.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

16.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

17.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

F/M FUNDS TRUST

By:
Matthew A. Swendiman, President

OAKHURST CAPITAL ADVISORS, LLC

By:
David L. Littleton, Member

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APPENDIX E

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ___ day of _______, 2023 by and between Oakhurst Capital Advisors, LLC (the “Investment Adviser”), a Delaware limited liability company, and F/m Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Short Duration Bond Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part 2 as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 8 herein.

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

7.	Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

10.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

11.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” or “F/m.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

12.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.35% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

13.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

14.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

15.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

16.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

17.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

F/M FUNDS TRUST

By:
Matthew A. Swendiman, President

OAKHURST CAPITAL ADVISORS, LLC

By:
David L. Littleton, Member

APPENDIX F

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made as of the ___ day of _______, 2023 by and between Oakhurst Capital Advisors, LLC (the “Investment Adviser”), a Delaware limited liability company, and F/m Funds Trust (the “Trust”), an Ohio business trust.

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is currently authorized to issue separate series of shares, each having its own investment objective, policies and restrictions, all as more fully described in the prospectus and the statement of additional information constituting parts of the Trust’s Registration Statement on Form N-1A filed the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the Act (the “Registration Statement”); and

WHEREAS, the Trust is engaged in the business of investing and reinvesting the assets of each of its series in securities (“the portfolio assets”) of the type and in accordance with the limitations specified in the Trust’s Agreement and Declaration of Trust (the “Declaration”) and Registration Statement, and any representations made in its prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by the Trustees; and

WHEREAS, the Trust established Oakhurst Short Duration High Yield Credit Fund (the “Fund”) as a series of the Trust, and wishes to employ the Investment Adviser to manage the investment and reinvestment of the Fund’s portfolio assets as above specified and, without limiting the generality of the foregoing, to provide management and other services specified below and acknowledges that it has received prior to entering into this Agreement a copy of Form ADV-Part 2 as filed by the Investment Adviser with the Commission.

NOW, THEREFORE, the parties agree as follows:

1.	The Trust hereby appoints the Investment Adviser to supervise and direct the investments of and for the Fund and as the Fund’s agent and attorney-in-fact with full discretionary and exclusive power and authority to establish, maintain and trade in brokerage accounts for and in the name of the Fund and to buy, sell and trade in all stocks, bonds and other assets of the Fund. The Investment Adviser hereby accepts such appointment and agrees to manage the portfolio assets in a manner consistent with the investment objective, policies and restrictions of the Fund and with applicable law.

2.	In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its expense, employ one or more sub-advisers for the Fund. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions of paragraph 8 herein.

3.	Unless advised by the Trustees of the Trust of an objection, the Investment Adviser (or the respective sub-adviser(s)) may direct that a portion of the brokerage commissions that may be generated by the Fund be applied to payment for brokerage and research services. Brokerage and research services furnished by brokers may include, but are not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts as well as discussions with research personnel; financial publications; and statistic and pricing services utilized in the investment management process. Brokerage and research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Investment Adviser (or the respective sub-adviser(s)) in its other investment activities. In selecting brokers and negotiating commission rates, the Investment Adviser will take into account the financial stability and reputation of brokerage firms and the brokerage, execution and research services provided by such brokers. The benefits which the Fund may receive from such services may not be in direct proportion to the commissions generated by the Fund. The Trust acknowledges that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may result in higher transaction costs than would otherwise be obtainable.

4.	The Investment Adviser (or the respective sub-adviser(s)) may bunch orders for the Fund with orders for the same security for other accounts managed by the Investment Adviser (or the respective sub-adviser(s)) or their affiliates. Complete records of such transactions will be maintained by the Investment Adviser and will be made available to the Trust upon request.

5.	The Investment Adviser shall report to the Board of Trustees at each meeting thereof all changes in the portfolio assets since the prior report, and will also keep the Trustees in touch with important developments affecting the portfolio assets and on the Investment Adviser’s own initiative will furnish the Trustees from time to time with such information as the Investment Adviser may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in the portfolio assets, the industries in which they engage, or the conditions prevailing in the economy generally. The Investment Adviser will also furnish the Trustees with such statistical and analytical information with respect to the portfolio assets as the Investment Adviser may believe appropriate or as the Trustees reasonably may request. In making purchases and sales of the portfolio assets, the Investment Adviser will bear in mind the policies set from time to time by the Board of Trustees as well as the limitations imposed by the Trust’s Agreement and Declaration of Trust, and in the Trust’s Registration Statement, in each case as amended from time to time, the limitations in the Act and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objective, policies and practices, including restrictions applicable to the Fund’s portfolio.

6.	The Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Investment Adviser against any liability to the Fund or to its security holders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Investment Adviser’s reckless disregard of its obligations and duties hereunder. It is understood that the Investment Adviser performs various investment advisory and managerial services for others, and the Trust agrees that the Investment Adviser may give advice and take action in the performance of its duties with respect to others which may differ from advice given or action taken with respect to the Fund. Nothing contained herein shall in any way constitute a waiver or limitation of any rights which the Fund or its shareholders may have under common law, or any federal or state securities laws.

7.	Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

8.	This Agreement shall become effective on the date hereof and shall remain in effect for an initial term of two years and shall continue in effect from year to year thereafter so long as its continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, and, in either case, by a vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and provided further, however, that if the continuation of this Agreement is not approved, the Investment Adviser may continue to render to the Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between the parties covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by a vote of the Board of Trustees on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to the Trust.

9.	This Agreement shall not be amended unless such amendment is approved by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons, as defined in the Act, of any party to this Agreement, and, if required by law, by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

10.	This Agreement may not be assigned by the Investment Adviser and shall terminate automatically in the event of any assignment by the Investment Adviser. The term “assignment” as used in this paragraph shall have the meaning ascribed thereto by the Act and any regulations or interpretations of the Commission thereunder.

11.	If the Investment Adviser ceases to act as investment adviser to the Fund, or, in any event, if the Investment Adviser so requests in writing, the Trust agrees to take all necessary action to change the names of the Trust and the Fund to a name not including the term “Oakhurst” or “F/m.” The Investment Adviser may from time to time make available without charge to the Trust for its use of such marks or symbols owned by the Investment Adviser, including marks or symbols containing the term “Oakhurst” or any variation thereof, as the Investment Adviser may consider appropriate. Any such marks or symbols so made available will remain the Investment Adviser’s property and it shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

12.	Effective upon commencement of operations, the Fund shall pay the Investment Adviser an investment advisory fee equal to 0.75% per annum of the average daily net assets of the Fund. The investment advisory fee will be paid monthly in arrears. The Investment Adviser’s compensation for the first monthly period will be prorated based on the proportion that such period bears to the full month. In the event of any termination of this Agreement, the Investment Adviser’s compensation will be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to proration based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

13.	Unless otherwise agreed to in writing by the parties, the Fund shall be responsible and hereby assumes the obligation for payment of all of its expenses, including: (a) payment to the Investment Adviser of the fee provided for in the foregoing paragraph; (b) custody, transfer and dividend disbursing expenses; (c) fees of trustees who are not affiliated persons of the Investment Adviser or any administrator of the Trust; (d) legal and auditing expenses; (e) clerical, accounting and other office costs; (f) the cost of personnel providing services to the Fund; (g) costs of printing the Fund’s prospectuses and shareholder reports for existing shareholders; (h) cost of maintenance of the Fund’s corporate existence; (i) interest charges, taxes, brokerage fees and expenses and commissions, and acquired fund fees; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Commission and with state regulatory authorities; and (l) such promotional, shareholder servicing and other expenses as may be contemplated by one or more effective plans pursuant to Rule 12b-1 under the Act or one or more effective non-Rule 12b-1 shareholder servicing plans, in each case provided, however, that the Fund’s payment of such promotional, shareholder servicing and other expenses shall be in the amounts, and in accordance with the procedures, set forth in such plan or plans.

14.	Except to the extent necessary to perform the Investment Adviser’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser or its members, officers or employees to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other individual or entity.

15.	The validity of the Agreement and the rights and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Ohio without regard to its conflict of laws provisions, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

16.	A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and the Investment Adviser shall look only to the assets of the Fund for the satisfaction of such obligations.

17.	The Investment Adviser shall promptly notify the Trust of any change in the ownership or control of the Investment Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

F/M FUNDS TRUST

By:
Matthew A. Swendiman, President

OAKHURST CAPITAL ADVISORS, LLC

By:
David L. Littleton, Member

APPENDIX G

SUB-ADVISORY AGREEMENT AMONG
OAKHURST CAPITAL ADVISORS, LLC,
F/M INVESTMENTS, LLC AND
F/M FUNDS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of ______________, 2023, is entered into by and among Oakhurst Capital Advisors, LLC, a Delaware limited liability company, with its principal office and place of business at 1875 Century Park East, Suite 960, Los Angeles, CA 90067 (the “Adviser”), F/m Investments, LLC, doing business as Oakhurst Capital Management, a Delaware limited liability company, with its principal office and place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Sub-Adviser”) and F/m Funds Trust, an Ohio business trust, with its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______________, 2023 (the “Advisory Agreement”) with the Trust on behalf of the Oakhurst Fixed Income Fund (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series; and

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Trust has retained the Adviser to act as the investment adviser for the Fund; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

a.	The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Adviser to the Sub-Adviser from time to time and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

b.	In connection therewith, the Sub-Adviser has received copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund; and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

c.	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Registration Statement. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Trust to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Trust, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a)	The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)	Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)	The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Adviser informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Fund’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise; taking into consideration the nature of aspects of Sub-Adviser’s research process. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(d)	The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.

(e)	The Sub-Adviser will report to the Board and the Adviser all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code and its compliance policies and procedures to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code and its compliance policies and procedures. The Sub-Adviser will notify the Adviser and the Trust in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and, for changes in control, in any event prior to such change.

(f)	The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

(g)	The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)	The Sub-Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)	The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

(j)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the relevant Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Fund, a fee as specified in Exhibit A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears with payment to be made on or before the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Trust for the month.

(b)	During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser, acting as fiduciary, will give the Adviser and the Trust the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)	The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Exhibit A; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:

(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE ADVISER:

OAKHURST CAPITAL ADVISORS, LLC

By:
Name:	David L. Littleton
Title:	Member

THE SUB-ADVISER:

F/M INVESTMENTS, LLC

By:
Name:	David L. Littleton
Title:	Chief Executive Officer

THE TRUST:

F/M FUNDS TRUST

By:
Name:	Matthew A. Swendiman
Title:	President

Exhibit A of APPENDIX G

Fund	Sub-Advisory Fee[1]	Effective Date
Oakhurst Fixed Income Fund	0.025%	_________, 2023

[1]	The average daily net assets of the Fund shall be calculated in the same manner as described in the Fund’s prospectus.

APPENDIX H

SUB-ADVISORY AGREEMENT AMONG
OAKHURST CAPITAL ADVISORS, LLC,
F/M INVESTMENTS, LLC AND
F/M FUNDS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of ______________, 2023, is entered into by and among Oakhurst Capital Advisors, LLC, a Delaware limited liability company, with its principal office and place of business at 1875 Century Park East, Suite 960, Los Angeles, CA 90067 (the “Adviser”), F/m Investments, LLC, doing business as Oakhurst Capital Management, a Delaware limited liability company, with its principal office and place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Sub-Adviser”) and F/m Funds Trust, an Ohio business trust, with its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______________, 2023 (the “Advisory Agreement”) with the Trust on behalf of the Oakhurst Short Duration Bond Fund (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series; and

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Trust has retained the Adviser to act as the investment adviser for the Fund; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

a.	The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Adviser to the Sub-Adviser from time to time and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

b.	In connection therewith, the Sub-Adviser has received copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund; and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

c.	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Registration Statement. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Trust to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Trust, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a)	The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)	Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)	The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Adviser informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Fund’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise; taking into consideration the nature of aspects of Sub-Adviser’s research process. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(d)	The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.

(e)	The Sub-Adviser will report to the Board and the Adviser all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code and its compliance policies and procedures to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code and its compliance policies and procedures. The Sub-Adviser will notify the Adviser and the Trust in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and, for changes in control, in any event prior to such change.

(f)	The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

(g)	The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)	The Sub-Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)	The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

(j)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the relevant Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Fund, a fee as specified in Exhibit A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears with payment to be made on or before the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Trust for the month.

(b)	During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser, acting as fiduciary, will give the Adviser and the Trust the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)	The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Exhibit A; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:

(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE ADVISER:

OAKHURST CAPITAL ADVISORS, LLC

By:
Name:	David L. Littleton
Title:	Member

THE SUB-ADVISER:

F/M INVESTMENTS, LLC

By:
Name:	David L. Littleton
Title:	Chief Executive Officer

THE TRUST:

F/M FUNDS TRUST

By:
Name:	Matthew A. Swendiman
Title:	President

Exhibit A of Appendix H

Fund	Sub-Advisory Fee[1]	Effective Date
Oakhurst Short Duration Bond Fund	0.025%	_________, 2023

[1]	The average daily net assets of the Fund shall be calculated in the same manner as described in the Fund’s prospectus.

APPENDIX I

SUB-ADVISORY AGREEMENT AMONG
OAKHURST CAPITAL ADVISORS, LLC,
F/M INVESTMENTS, LLC AND
F/M FUNDS TRUST

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of ______________, 2023, is entered into by and among Oakhurst Capital Advisors, LLC, a Delaware limited liability company, with its principal office and place of business at 1875 Century Park East, Suite 960, Los Angeles, CA 90067 (the “Adviser”), F/m Investments, LLC, doing business as Oakhurst Capital Management, a Delaware limited liability company, with its principal office and place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Sub-Adviser”) and F/m Funds Trust, an Ohio business trust, with its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Trust”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______________, 2023 (the “Advisory Agreement”) with the Trust on behalf of the Oakhurst Short Duration High Yield Credit Fund (the “Fund”); and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series; and

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Trust has retained the Adviser to act as the investment adviser for the Fund; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

a.	The Adviser hereby appoints and employs the Sub-Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Adviser to the Sub-Adviser from time to time and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

b.	In connection therewith, the Sub-Adviser has received copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended, and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund; and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Sub-Adviser: (x) a copy of the resolutions of the Board appointing the Sub-Adviser as a sub-adviser to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

c.	The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Registration Statement. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISER

In order for the Sub-Adviser to perform the services required by this Agreement, the Adviser (i) shall, as relevant, cause all service providers to the Trust to furnish information to the Sub-Adviser and assist the Sub-Adviser as may be required, (ii) shall ensure that the Sub-Adviser has reasonable access to all records and documents relevant to the Fund, the Adviser or any service provider to the Trust, and (iii) shall deliver to the Sub-Adviser copies of all materials relevant to the Sub-Adviser or the Fund that the Adviser provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISER

(a)	The Sub-Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Adviser. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Fund.

(b)	Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-Adviser. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)	The Sub-Adviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board and the Adviser informed of important developments affecting the Trust, the Fund and the Sub-Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Fund’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise; taking into consideration the nature of aspects of Sub-Adviser’s research process. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to investments of the Fund as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(d)	The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be particularly fitted to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of the provision of such duties to be borne and paid by the Sub-Adviser. No obligation may be incurred on the Trust’s or Adviser’s behalf in any such respect.

(e)	The Sub-Adviser will report to the Board and the Adviser all material matters related to the Sub-Adviser. On an annual basis, the Sub-Adviser shall report on its compliance with its Code and its compliance policies and procedures to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Sub-Adviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Sub-Adviser under the Code and its compliance policies and procedures. The Sub-Adviser will notify the Adviser and the Trust in writing of any change of control of the Sub-Adviser at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, as promptly as possible, and, for changes in control, in any event prior to such change.

(f)	The Sub-Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser and the Trust, or their respective representatives.

(g)	The Sub-Adviser will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(h)	The Sub-Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets under the Sub-Adviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(i)	The Sub-Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

(j)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-Adviser will not, with respect to transactions in securities or other assets for the Fund, consult with any other sub-adviser to the relevant Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Adviser shall pay the Sub-Adviser, with respect to the Fund, a fee as specified in Exhibit A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears with payment to be made on or before the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination. The Sub-Adviser acknowledges that the Adviser’s obligation to pay the fees to Sub-Adviser is dependent on the Adviser receiving the Adviser’s fee from the Trust for the month.

(b)	During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Adviser and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Adviser shall expect of the Sub-Adviser, and the Sub-Adviser, acting as fiduciary, will give the Adviser and the Trust the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)	The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund given or made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the corresponding effective date indicated in Exhibit A; provided, however, that the Agreement has been approved (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-Adviser’s right, or the right of any of the Sub-Adviser’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents and warrants to the Adviser that:

(a)	It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act, the Advisers Act or any other law or regulation from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Sub-Adviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-Adviser shall be liable at law or in equity for the Sub-Adviser’s obligations under this Agreement.

(j)	The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

THE ADVISER:

OAKHURST CAPITAL ADVISORS, LLC

By:
Name:	David L. Littleton
Title:	Member

THE SUB-ADVISER:

F/M INVESTMENTS, LLC

By:
Name:	David L. Littleton
Title:	Chief Executive Officer

THE TRUST:

F/M FUNDS TRUST

By:
Name:	Matthew A. Swendiman
Title:	President

Exhibit A of Appendix I

Fund	Sub-Advisory Fee[1]	Effective Date
Oakhurst Short Duration High Yield Credit Fund	0.025%	_________, 2023

[1]	The average daily net assets of the Fund shall be calculated in the same manner as described in the Fund’s prospectus.

PART B

Statement of Additional Information

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Each a series of F/m Funds Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

INTO

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Each a series of The RBB Fund, Inc.

615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

June 7, 2023

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated June 7, 2023 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund, each a series of F/m Funds Trust that will be held on June 29, 2023. A copy of the Proxy Statement/Prospectus is available by calling toll-free at 800-292-6775.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

GENERAL INFORMATION	1
incorporation of documents by reference	1
PRO FORMA FINANCIAL STATEMENTS	1
description of rbb and the acquiring fund	1
INVESTMENT OBJECTIVE, POLICIES, AND RISKS	2
FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS	2
INVESTMENT STRATEGIES AND RISKS	4
DISCLOSURE OF PORTFOLIO HOLDINGS	23
MANAGEMENT OF RBB	24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
INVESTMENT ADVISORY AND OTHER SERVICES	33
CODE OF ETHICS	36
PORTFOLIO MANAGERS	36
THE DISTRIBUTOR	37
PROXY VOTING POLICIES AND PROCEDURES	38
COMPUTATION OF NET ASSET VALUE	38
PURCHASE AND REDEMPTION OF SHARES	39
TAX CONSIDERATIONS	39
PORTFOLIO TRANSACTIONS AND BROKERAGE	41
PORTFOLIO TURNOVER	42
OTHER INFORMATION ABOUT THE FUND	42
FINANCIAL STATEMENTS	43
APPENDIX A PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS	B-1

GENERAL INFORMATION

This SAI relates to the proposed reorganization of Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of F/m Funds Trust, into a corresponding newly-created series (each, an “Acquiring Fund” or “Fund” and collectively, the “Acquiring Funds” or the “Funds”) of The RBB Fund, Inc. (“RBB”). The proposed reorganization involves (i) the sale of all of the assets of the Acquired Funds to the corresponding Acquiring Funds and the assumption of all of the liabilities of the Acquired Funds by the corresponding Acquiring Funds in exchange for shares of the Acquiring Funds; and (ii) the subsequent pro rata distribution of the shares of the Acquiring Funds to the corresponding Acquired Funds’ shareholders in complete liquidation of the Acquired Funds (the “Reorganizations”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

incorporation of documents by reference

This SAI incorporates by reference the following documents:

1.	The Acquired Funds’ Statement of Additional Information dated December 29, 2022, as amended (previously filed on EDGAR, Accession No. 0001580642-22-006481).

2.	The audited financial statements and related report of the independent registered public accounting firm included in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2022, as amended (previously filed on EDGAR, Accession No. 0001580642-22-005586).

3.	The unaudited financial statements included in the Acquired Funds’ Semi-Annual Report to Shareholders for the semi-annual period ended February 28, 2023 (previously filed on EDGAR, Accession No. 0001580642-23-002295).

Information relating to the Acquiring Funds is not incorporated by reference into this SAI. Rather, a description of RBB and the Acquiring Funds is contained in this SAI.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganizations because the Acquired Funds are being reorganized into series with no assets and liabilities that will commence investment operations upon completion of the Reorganizations and continue the operation of the Acquired Funds. The Acquiring Funds will adopt the financial statements and financial history of the Acquired Funds upon consummation of the Reorganizations.

description of rbb and the acquiring fund

RBB is an open-end management investment company organized as a Maryland corporation on February 29, 1988. RBB has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 90.623 billion shares have been classified into 213 classes. However, RBB only has approximately 54 active share classes that have begun investment operations. Under RBB’s Articles of Incorporation, the Board of Directors of RBB (the “RBB Board” or the “Board”) has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in a fund has an equal proportionate interest in the assets belonging to that fund with each other share that represents an interest in that fund, even where a share has a different class designation than another share representing an interest in that fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the Proxy Statement/Prospectus, shares of RBB will be fully paid and non-assessable.

RBB does not currently intend to hold annual meetings of shareholders except as required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law. RBB’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

Holders of shares of each class of RBB will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of RBB may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB’s Articles of Incorporation and By-Laws, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

This SAI pertains only to the shares of the Funds. F/m Investments, LLC, d/b/a Oakhurst Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. Oakhurst Capital Advisors, LLC (the “Sub-Adviser” or “Oakhurst”). Each Fund has registered two classes of shares: Institutional Shares and Retail Shares. Retail Shares have not commenced operations as of the date of the SAI.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Funds’ objectives and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Oakhurst Fixed Income Fund’s (the “Fixed Income Fund”) investment objective is total return. The Oakhurst Short Duration Bond Fund’s (the “Short Duration Fund”) investment objective is to seek a high level of income consistent with preservation of capital and liquidity. The Oakhurst Short Duration High Yield Credit Fund’s (the “High Yield Credit Fund”) investment objective is to seek a high level of income and capital appreciation. There can be no assurance that the Funds will achieve their objective.

The Proxy Statement/Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve the objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies. The Funds expect to invest in a broad range of securities (subject to the Funds’ principal investment strategies). The particular types of securities and the percentage of the Funds’ assets invested in each type will vary depending on where the Adviser sees the most opportunities at the time of investment. Below under the heading “Investment Strategies and Risks” is a description of the different types of securities in which the Funds may invest and certain of the risks relating to those securities.

FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Funds have adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the outstanding shares or (ii) 67% or more of each Fund’s shares present at a shareholder meeting if more than 50% of each Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the RBB Board without the approval of shareholders.

Each of the Fixed Income Fund and Short Duration Bond Fund may not:

1.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions.

2.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.	Underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5.	Purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Each Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that each Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry.

The High Yield Credit Fund may not:

1.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions.

2.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.	Underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5.	Purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other forms of direct debt securities, such as loans and loan participations.

7.	Invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The following restrictions are non-fundamental and may be changed without a shareholder vote.

Each Fund may not:

1.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of each Fund except as may be necessary in connection with borrowings described in fundamental limitations (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.	Invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

INVESTMENT STRATEGIES AND RISKS

The following supplements the descriptions of the Funds’ principal investment objectives and strategies as described in the Proxy Statement/Prospectus and also includes descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies.

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the U.S. Government. Other U.S. Government securities, such as the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and was further accelerated with the U.S. Government’s response to the coronavirus (“COVID-19”) pandemic. Fiscal stimulus packages directed towards supporting American workers and businesses adversely affected by the COVID-19 pandemic, such as the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) and the American Rescue Plan Act of 2021, are the largest economic stimulus packages in recent history. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In August 2011, S&P Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because of the U.S. Government’s debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt.

Zero Coupon Bonds and Treasury STRIPS — U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidence of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value represents the difference between its face value at the time of maturity and the price when it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Municipal Bonds — Each Fund may invest in municipal bonds which represent debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds are subject to the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from a Fund’s performance.

Mortgage-Related Securities — Mortgage-related securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or the Sub-Adviser to forecast interest rates and other economic factors correctly. Mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. In addition, in the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. Each of the Fixed Income Fund and the Short Duration Bond Fund will invest at least 25% of its total assets in mortgage-related securities.

Mortgage Pass-Through Securities — Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac). The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Freddie Mac, a government-sponsored corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases on their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios.

Although the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings from AAA to AA+, based on their direct reliance on U.S. Government support (although that rating did not directly relate to their mortgage-backed securities). No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid.

Mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit enhancements arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a Fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the Fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The Funds may also invest in commercial mortgage-backed securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations — Each Fund may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect a Fund’s share price. The Sub-Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of a Fund. As of August 31, 2022, the Fixed Income Fund and the Short Duration Bond Fund had 33.3% and 38.3%, respectively, of their net assets invested in CMOs.

Asset-Backed Securities — In addition to CMOs, a Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Funds may invest in other asset-backed securities, including those that may be developed in the future.

Corporate Debt Securities — The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Funds may invest in corporate debt securities of foreign issuers that are denominated in foreign currency. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. As of August 31, 2022, the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Fund had 33.8%, 41.4% and 87.9%, respectively, of their net assets invested in corporate debt securities.

Variable and Floating Rate Securities — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, but generally do not allow a Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Lower Rated Debt Securities — Lower-rated debt securities (commonly called “junk” bonds) are rated less than “investment grade” by a nationally recognized statistical rating agency (“NRSRO”) or determined to be of comparable creditworthiness by the Sub-Adviser. Securities rated in any category below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P or Fitch Ratings, Inc. (“Fitch”) are generally considered to be “junk” bonds. Lower-rated debt securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities. Each of the Fixed Income Fund and the Short Duration Bond Fund may invest, at the time of purchase, up to 20% of its net assets in lower rated debt securities and will promptly sell these securities as necessary in order to limit its aggregate investments in such securities to 20% of net assets. This may cause the Fund to suffer a loss. Under normal circumstances, the High Yield Credit Fund will invest at least 80% of its net assets in non-investment grade securities.

Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Sub-Adviser considers to be of comparable quality. If a fixed-income security held by a Fund receives a split rating from two NRSROs the Sub-Adviser will determine which rating is appropriate.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix B to this SAI for a description of the credit ratings assigned by Moody’s, S&P and Fitch.

Commercial Paper — Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund’s policy with respect to illiquid investments unless, in the judgment of the Sub-Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Fitch’s highest rating for commercial paper is F1 which indicates the strongest capacity for repayment of financial commitments. Fitch’s short-term ratings provide an opinion on the vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Bank Debt Instruments — Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured up to prescribed limits by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will be subject to each Fund’s policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Negative Interest Rates — Certain European countries and Japan have experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

When-Issued Securities — The Funds may purchase securities on a forward commitment or when-issued basis. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. Each Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Sub-Adviser as a matter of investment strategy. In addition, a Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. Notwithstanding the requirements of Section 18 of the 1940 Act, the Funds may invest in a security on a when-issued or forward settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (1) the Fund intends to physically settle the transaction; and (2) the transaction will settle within 35 days of its trade date. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of a Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than a Fund’s payment obligation). A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Pay-In-Kind Securities — Pay-In-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest in cash and pay-in-kind securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar credit quality and maturities.

Warrants and Rights — Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Borrowing and Pledging — Each Fund may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings. Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund’s net asset value (“NAV”) until the borrowing is repaid. Borrowing involves the creation of a liability and money borrowed by a Fund will be subject to interest expense and other costs.

Each Fund has established an uncommitted senior secured line of credit with its custodian that permits the Fund to borrow money for the purposes of maintaining necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided, however, that a Fund will not purchase any additional investments while such borrowings are outstanding. The Funds are required to maintain specified asset coverage with respect to borrowings under requirements of the 1940 Act and the terms of the loan agreements. During the August 31, 2022 fiscal year, none of the Funds borrowed under their respective lines of credit.

The risks of borrowing include higher volatility in a Fund’s NAV and the relatively greater effect on its NAV caused by declines in the prices of a Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in the Fund’s NAV than if the Fund had not borrowed money. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inopportune time.

Equity Securities - Equity securities generally take on the form of common stocks or preferred stocks as well as securities convertible into common stock. Equity securities represent a proportionate share of the ownership of a company and their value is based on the success of the company as well as general market conditions. Equity securities may also include warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. The High Yield Credit Fund may invest up to 20% of its net assets in equity securities when the Sub-Adviser believes their risk/reward characteristics are more favorable than those of fixed income securities. Equity securities are subject to inherent market risks and fluctuations. Equity securities may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Sub-Adviser. Equity securities tend to move in cycles and may experience periods of turbulence and instability.

Preferred Stock — Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks in which the Fixed Income Fund and the Short Duration Bond Fund invests will be rated investment grade by S&P, Moody’s and Fitch, or, if unrated, of comparable quality in the opinion of the Sub-Adviser. The High Yield Credit Fund may invest in below investment grade preferred stocks.

Convertible Securities — Each Fund may invest in convertible securities, which may include bonds and preferred stocks. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Repurchase Agreements — Each Fund may invest in repurchase agreements fully collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Sub-Adviser to be creditworthy.

Illiquid Securities — Each Fund may invest in illiquid securities, which are those that the Sub-Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Generally, these investments include, among others: (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers); and (ii) repurchase agreements that mature in more than seven days. Pursuant to Rule 22e-4 under the 1940 Act, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to manage the Fund’s liquidity risk. The Funds have established a liquidity risk management program and related procedures to manage the liquidity risks of the Funds in accordance with Rule 22e-4 under the 1940 Act. The Funds have designated the Sub- Adviser as the administrator of the liquidity risk management program, responsible for classifying the liquidity of each portfolio investment and assessing, managing and periodically reviewing each Fund’s liquidity risks.

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of a Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities.

Restricted Securities – Restricted securities, including securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the F/m Funds Trust’s Board of Trustees (the “Board of Trustees”), with the assistance of the Adviser and Sub-Adviser. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions. As of August 31, 2022, the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Fund had 21.1%, 24.2% and 77.4%, respectively, of the value of their net assets invested in Rule 144A Securities.

Investment Company Shares — Each Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds. Each Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. Each Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), each Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). In addition, the Securities and Exchange Commission (“SEC”) adopted Rule 12d1-4 under the 1940 Act in November 2020, which allows, subject to certain conditions, the Funds to invest in other registered investment companies, including exchange-traded funds (“ETFs”), and other registered investment companies to invest in the Funds beyond the limits contained in Section 12(d) of the 1940 Act. In the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to a Fund’s direct fees and expenses.

Exchange-Traded Funds. An ETF is an investment company that holds a portfolio of common stock or bonds generally designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices or bond prices, or that the prices of stocks or bonds within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase the expenses of the Fund. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of a Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that a Fund may acquire.

Real Estate Investment Trusts (“REITs”) — The Funds may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for ordinary REIT dividends but does not permit a Fund paying dividends attributable to such income to pass through this special treatment to shareholders. Unless further legislation provides for a pass-through, shareholders in a Fund are required to treat such distributions as ordinary dividend income.

LIBOR Transition Risk — The London Inter-Bank Offered Rate (“LIBOR”) is a measure of the average interest rate at which major global banks can borrow from one another. LIBOR, which is used exclusively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, was phased out at the end of 2021, except the majority of the U.S. dollar LIBOR publications will be phased out by June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law and provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark that is based on the Secured Overnight Financing Rate (“SOFR”). SOFR is the average rate at which institutions can borrow U.S. dollars overnight while posting U.S. Treasury bonds as collateral. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. It is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Funds. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Funds.

Foreign Securities —Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. International trade tensions and the imposition of tariffs (or other trade restrictions, including economic sanctions) by the U.S. or other countries may adversely affect the price of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Russia’s military invasion of Ukraine beginning in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economic markets for securities and commodities in the foreseeable future. In response to Russia’s actions, various governments, including the United States, imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, the European Union (“EU”) has imposed a partial embargo on Russian crude oil and petroleum products, and the United Kingdom (the “UK”) made a commitment to phase out oil imports from Russia by the end of 2022. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries.

The risk of investing in Europe may be heightened due to the steps taken by the UK to officially withdraw from the EU on January 31, 2020 (commonly known as “Brexit”). On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”) which governs certain aspects of the EU and the UK’s relationship, many of which remain subject to further negotiation. Uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and other countries. As a result of Brexit, the UK, the EU, and the broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the U.S. dollar, the euro, and other currencies. Brexit may also result in increased illiquidity and has already increased the complexities of trading and exacerbated existing inflationary and supply chain challenges. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. There are risks associated with the potential uncertainty and consequences that may follow Brexit, including volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic, or market conditions and could contribute to instability in global political institutions, regulatory agencies, and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, as well as general concern and uncertainty. These impacts also caused significant volatility and declines in global financial markets.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Emerging Market Debt — An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Funds.

The ability of an emerging country governmental issuer to make timely payments on its obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and adversely affect its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Economic and Market Events Risk and Geopolitical Risk — Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events, events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

While the extreme volatility and disruption that the U.S. and global markets experienced for an extended period of time related to the sub-prime mortgage crisis in 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. The health crisis caused by the coronavirus outbreak in 2020 has exacerbated other pre-existing political, social and economic risks in certain countries and negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted the supply chains that many businesses depend upon and accelerated trends towards working remotely and shopping on-line, which may negatively affect certain business sectors, as well as companies that have been slow to transition to an on-line business model. Although vaccines for COVID-19 have been approved, issues related to vaccine availability and uptake, as well as the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a Fund’s holdings. These disruptions have led to general concern and uncertainty that has negatively affected the economy and the stability of the markets and resulted in an increase in defaults and bankruptcies. These developments may also result in the inability of corporate issuers in business sectors adversely impacted by the spread of COVID-19 to make timely payment of interest and principal on their outstanding debt obligations, leading to defaults by and bankruptcies of these issuers. Thus, developments relating to COVID-19 may result in U.S. and global financial markets continuing to experience significant volatility and price declines, and there is a risk of possible financial market trading disruptions and closures, data disruptions and illiquidity. To the extent these developments affect the financial markets and companies in which a Fund invests, they may adversely affect the investment performance of the Fund.

Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. The Federal Reserve has enacted various programs since the start of the COVID-19 pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In June 2022, the Federal Reserve began a quantitative tightening program to reduce its U.S. treasury and mortgage-backed securities holdings in order to reduce the excessive liquidity in the banking system, and the Federal Reserve began to raise interest rates in 2022. The impact of quantitative tightening, interest rate increases, inflation or other adverse conditions (e.g., increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. Over the longer term, rising interest rates may present greater risks than has historically been the case due to the recent extended period of low rates, the effect of government fiscal initiatives, and the potential market reaction to those initiatives. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities. To the extent these developments affect the financial markets and companies in which the Fund invests, they may adversely affect the investment performance of the Fund.

Political turmoil within the United States and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. Fiscal stimulus packages such as the CARES Act and the American Rescue Plan Act of 2021, some of the largest stimulus packages in recent history, serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating of the U.S.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments. At such times, a Fund’s exposure to the risks described elsewhere in this SAI and in the Prospectus can increase and it may be difficult for a Fund to implement its investment program for a period of time.

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Loans, Loan Assignments, and Loan Participations (High Yield Credit Fund Only)

Loan interests are a form of direct debt instrument in which the High Yield Credit Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The High Yield Credit Fund may invest in secured and unsecured loans. The senior loan market has seen a significant increase in loans with few or none of the financial maintenance covenants (i.e., “covenant-lite loans”) that have traditionally protected lenders, including more aggressive terms that favor borrowers with respect to restrictions regarding additional debt, payment terms, income requirements and asset dispositions. A substantial amount of the senior loans held by the Fund are expected to be covenant-lite loans, meaning the Fund may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. Loans are subject to the same risks as other direct debt instruments discussed within this SAI.

Loans may be considered floating rate securities which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR, SOFR, a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term tax-exempt rates or some other objective measure.

Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests. In addition, a loan agreement may contain restrictive covenants and these covenants may place restrictions on dividend payments by a borrower and limits on a borrower’s total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant by a borrower is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the High Yield Credit Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Loans may be repaid early so the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require the High Yield Credit Fund to replace an investment with a lower yielding security which may have an adverse effect on the Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but the High Yield Credit Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the High Yield Credit Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Loans purchased by the High Yield Credit Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

The High Yield Credit Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the High Yield Credit Fund. Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower. The High Yield Credit Fund may invest in bridge loans or bridge facilities. These represent short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured.

Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The High Yield Credit Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Sub-Adviser will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Sub-Adviser’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

The High Yield Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the Adviser or the Sub-Adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the Adviser or Sub-Adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives of the Fund also may join creditor or similar committees relating to loans.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.

Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the High Yield Credit Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the High Yield Credit Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The High Yield Credit Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although most of the loans in which the High Yield Credit Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. Some loans are unsecured. If the borrower defaults on an unsecured loan, the High Yield Credit Fund will be a general creditor and will not have rights to any specific assets of the borrower.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the High Yield Credit Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the High Yield Credit Fund potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loan Assignments. When the High Yield Credit Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Loan Participations. The High Yield Credit Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, the High Yield Credit Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the High Yield Credit Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the High Yield Credit Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

In buying a participation interest, the High Yield Credit Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set-off that the lender has against the borrower. The High Yield Credit Fund will acquire a participation interest only if the Sub-Adviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan participation interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Sub-Adviser.

The High Yield Credit Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Current legal interpretations by the SEC staff require the Fund to treat both the lending bank and the borrower as the “issuers” of a loan participation by the Fund. In combination, the High Yield Credit Fund’s policies and the SEC staff’s interpretations limit the amount the Fund can invest in loan participations. For example, in the case of a loan participation where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the High Yield Credit Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the High Yield Credit Fund’s ability to invest in indebtedness related to a single financial intermediary, or group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

DISCLOSURE OF PORTFOLIO HOLDINGS

RBB has adopted, on behalf of each Fund, a policy relating to the selective disclosure of the Funds’ portfolio holdings by the Adviser, RBB Board, officers, or third-party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of each Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Funds’ operation without compromising the integrity or performance of the Funds. It is the policy of RBB that disclosure of the Funds’ portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

RBB discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, RBB will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

RBB may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”); Cohen & Company, Ltd., the Funds’ independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Funds’ proxy voting service(s); and RBB’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Funds as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and RBB’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to RBB’s policy on selective disclosure of portfolio holdings. The RBB Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

The RBB Board provides ongoing oversight of RBB’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the RBB Board receives from RBB’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the RBB Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third-party service provider to RBB’s CCO, who will determine whether the violation should be reported immediately to the RBB Board or at its next quarterly RBB Board meeting.

MANAGEMENT OF RBB

The business and affairs of RBB are managed under the oversight of the RBB Board, subject to the laws of the State of Maryland and RBB’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of RBB’s service providers. The officers of RBB conduct and supervise RBB’s daily business operations.

Directors who are not deemed to be “interested persons” of RBB (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of RBB are referred to as “Interested Directors.” The RBB Board is currently composed of seven Independent Directors and one Interested Director. The RBB Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the RBB Board and interfacing with management to address significant issues that may arise between regularly scheduled RBB Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and RBB’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the RBB Board from time to time.

The RBB Board meets as often as necessary to discharge its responsibilities. Currently, the RBB Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The RBB Board also relies on professionals, such as RBB’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The RBB Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The RBB Board may establish other committees, or nominate one or more Directors to examine particular issues related to the RBB Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the RBB Board. For more information on the Committees, see the section entitled “Standing Committees.”

The RBB Board has determined that RBB’s leadership structure is appropriate because it allows the RBB Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Age	Position(s) Held with RBB	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	57	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	57	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 55	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	57	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	57	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	57	EIP Investment Trust (registered investment company).

Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	57	Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	57	None.
INTERESTED DIRECTORS[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director — Investments and prior thereto Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	57	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	Since August 2022	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer and Anti-Money Laundering Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2021, Chief Compliance Officer of The RBB Fund Trust; from 2009 to 2022, President of The RBB Fund, Inc.; from 2021 to 2022, President of The RBB Fund Trust.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present Since August 2022	Chief Financial Officer and Secretary of The RBB Fund, Inc. (since 2016) and The RBB Fund Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 57 portfolios of the fund complex, consisting of the series in RBB (48 portfolios) and in The RBB Trust (9 portfolios).
1.	Subject to the RBB’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The RBB Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The RBB Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the RBB Board until the next special meeting of the Director or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of RBB as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of RBB by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of RBB. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the RBB Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

Standing Committees

The responsibilities of each Committee of the RBB Board and its members are described below.

Audit Committee. The RBB Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2022.

Contract Committee. The RBB Board has a Contract Committee comprised of the Interested Director and four Independent Directors. The current members of the Contract Committee are Ms. Dolly and Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the RBB Board regarding the approval and continuation of agreements and plans of RBB. The Contract Committee convened five times during the fiscal year ended August 31, 2022.

Executive Committee. The RBB Board has an Executive Committee comprised of the Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of RBB when the RBB Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2022.

Nominating and Governance Committee. The RBB Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Brodsky, Giordano and Reichman. The Nominating and Governance Committee recommends to the RBB Board all persons to be nominated as Directors of RBB. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of RBB’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2022.

Product Development Committee. The RBB Board has a Product Development Committee comprised of the Interested Director and three Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to RBB. The Product Development Committee met two times during the fiscal year ended August 31, 2022.

Regulatory Oversight Committee. The RBB Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, Shea and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of RBB. The Regulatory Oversight Committee met four times during the fiscal year August 31, 2022.

Valuation Committee. The RBB Board has a Valuation Committee comprised of the Interested Director and two officers of RBB. The members of the Valuation Committee are Messrs. Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee met four times during the fiscal year ended August 31, 2022.

Risk Oversight

The RBB Board performs its risk oversight function for RBB through a combination of (1) direct oversight by the RBB Board as a whole and RBB Board committees and (2) indirect oversight through RBB’s investment advisers and other service providers, RBB officers and RBB’s CCO. RBB is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to RBB is the responsibility of RBB’s investment advisers or other service providers (depending on the nature of the risk) that carry out RBB’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from RBB’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The RBB Board provides risk oversight by receiving and reviewing on a regular basis reports from RBB’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with RBB’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the RBB’s CCO to discuss compliance reports, findings and issues. The Board also relies on RBB’s investment advisers and other service providers, with respect to the day-to-day activities of RBB, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on RBB’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with RBB’s independent registered public accounting firms to ensure that RBB’s respective audit scopes include risk-based considerations as to RBB’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of RBB’s investments or activities.

Director Ownership of Shares of RBB

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of RBB (which for each Director comprise all registered investment companies within the RBB family of investment companies overseen by him or her), as of December 31, 2022, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Robert A. Straniere	None	$10,001-$50,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000

(1)	The Funds have not commenced operations prior to the date of this SAI.

As of December 31, 2022, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of RBB’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’ and Officers’ Compensation

Effective January 1, 2023, RBB and The RBB Trust, based on an allocation formula, pay each Director a retainer at the rate of $150,000 annually, $13,500 for each regular meeting of the RBB Board, $5,000 for each Regulatory Oversight Committee meeting attended in-person, $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the RBB Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receives an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each receives an additional fee of $10,000 per year for his services. The Vice Chairman of the RBB Board receives an additional fee of $35,000 per year for his services in this capacity and the Chairman of the RBB Board receives an additional fee of $75,000 per year for his services in this capacity.

From January 1, 2022 through December 31, 2022, RBB and The RBB Trust, based on an allocation formula, paid each Director a retainer at the rate of $125,000 annually, $13,500 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Vice Chairman of the Board received an additional fee of $35,000 per year for his services in this capacity and the Chairman of the Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the RBB Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of RBB and served as President of RBB until August 2022. Vigilant Compliance, LLC is compensated for the services provided to RBB, and such compensation is determined by the RBB Board. For the fiscal year ended August 31, 2022, Vigilant Compliance LLC received $758,511 in aggregate from all series of RBB and The RBB Fund, Inc. for its services. Employees of RBB serve as Chief Financial Officer, Secretary, and Director of Marketing & Business Development and are compensated for services provided. For the year ended December 31, 2022, each of the following members of the RBB Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, and Director of Marketing & Business Development received compensation from RBB and The RBB Fund, Inc. in the following amounts:

Name of Director/Officer	Aggregated Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$0	N/A	$210,500
Gregory P. Chandler, Director	$0	N/A	$243,500
Lisa A. Dolly, Director (3)	$0	N/A	$208,500
Nicholas A. Giordano, Director	$0	N/A	$211,000
Arnold M. Reichman, Director and Chairman	$0	N/A	$291,000
Brian T. Shea, Director	$0	N/A	$207,000
Robert A. Straniere, Director	$0	N/A	$208,500
Interested Director:
Robert Sablowsky, Director	$0	N/A	$283,500
Officers:
Steven Plump, President(2)	$0	N/A	$50,000
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	$315,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	$262,032

(1)	The Funds have not commenced operations prior to the date of this SAI.
(2)	Mr. Plump was appointed as President effective August 4, 2022.

Each compensated Director is entitled to participate in RBB’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by RBB in shares of one or more of the portfolios of RBB. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director Emeritus Program

The RBB Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director or Director of The RBB Fund, Inc., may, in the sole discretion of the Nominating and Governance Committee of RBB (“Committee”), be recommended to the full RBB Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the RBB Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at RBB Board meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at RBB Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the RBB Board for up to three years. From October 1, 2021 through January 26, 2023, J. Richard Carnall served as a Director Emeritus of RBB.

For the year ended December 31, 2022, J. Richard Carnall received compensation for his role as Director Emeritus in the following amounts:

Aggregate Compensation from the Fund	Pension Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
$0	N/A	$62,500

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this SAI, no shares of the Fund were outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

The Funds’ investment adviser is F/m Investments, LLC d/b/a Oakhurst Capital Management, LLC located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser is wholly-owned by F/m Acceleration, LLC which in turn is wholly owned by Diffractive Managers Group, a multi-boutique asset management company. Prior to Reorganizations, Oakhurst Capital Management, LLC served as the investment adviser to the Acquired Funds (the “Initial Adviser”).

Advisory Agreement with RBB. The Adviser renders advisory services to the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject to the supervision of the Board, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Funds. The Adviser will provide the services rendered by it in accordance with the Funds’ investment objective, restrictions and policies as stated in the Proxy Statement/Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Fixed Income Fund pays the Adviser a monthly fee computed at the annual rate of 0.50% of its average daily net assets; the Short Duration Bond Fund pays the Adviser a monthly fee computed at the annual rate of 0.35% of its average daily net assets; and the High Yield Credit Fund pays the Adviser a monthly fee computed at the annual rate of 0.75% of its average daily net assets.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to an amount not exceeding 0.58% of the average daily net assets attributable to Institutional Shares for the Fixed Income Fund for the first year following the Reorganizations and 0.60% for the second year following the Reorganizations; 0.83% of the average daily net assets attributable to Retail Shares for the Fixed Income Fund for the first year following the Reorganization and 0.85% for the second year following the Reorganizations; 0.60% of the average daily net assets attributable to Institutional Shares for the Short Duration Bond Fund; 0.85% of the average daily net assets attributable to Retail Shares for the Short Duration Bond Fund; 0.95% of the average daily net assets attributable to Institutional Shares of the High Yield Credit Fund; and 1.20% of the average daily net assets attributable to Retail Shares of the High Yield Credit Fund. The contractual agreement for the Fund is currently in effect for two years following the Reorganizations. Any payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of three years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment.

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of RBB and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to RBB’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by RBB to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Acquired Funds paid the Initial Adviser the following fees for the fiscal years ended June 30:

	Fiscal Year Ended August 31,
Fixed Income Fund	2022	2021	2020
Net Management Fees Accrued	$573,921	$656,937*	$427,856*
Management Fees Waived	$272,412	$270,710	$234,598
Management Fees Paid to Adviser	$301,509	$385,227	$193,285
Short Duration Bond Fund
Net Management Fees Accrued	$294,537	$476,736*	$380,136*
Management Fees Waived	$139,749	$69,712	$83,691
Management Fees Paid to Adviser	$154,788	$407,024	$296,445
High Yield Credit Fund
Net Management Fees Accrued	$635,767	$475,789*	$313,939*
Management Fees Waived	$133,686	$146,315	$140,433
Management Fees Paid to Adviser	$502,081	$329,474	$173,506

*	Fees paid to the previous adviser.

The Sub-Adviser

The Adviser, with the approval of the Board, has retained Oakhurst Capital Advisors, LLC, 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 to serve as sub-adviser to the Funds. Prior to the Reorganizations, F/m Investments, LLC d/b/a Oakhurst Capital Advisors, LLC served as the sub-adviser to the Acquired Funds (the “Initial Sub-Adviser”). Prior to December 29, 2020, no sub-advisory fees were paid as there was no sub-adviser to any of the Funds.

Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by each Fund, subject to the general supervision of the Board and the Adviser. The Adviser (not the Funds) pays the Sub-Adviser a fee equal to the annual rate of 0.475% of the Fixed Income Fund’s average daily net assets, 0.325% of the Short Duration Bond Fund’s average daily net assets, and 0.725% of the High Yield Credit Fund’s average daily net assets. The Sub-Adviser’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of a Fund. During the fiscal years ended August 31, 2022 and August 31, 2021, the Initial Sub-Adviser received a fee equal to the annual rate of 0.025% of each Acquired Fund’s average daily net assets resulting in the following sub-advisory fees from the Adviser.

Fiscal Year Ended	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
August 31, 2021	$15,157*	$19,388*	$9,293*
August 31, 2022	$29,836*	$21,240*	$22,068*

*	Fees paid to the Initial Sub-Adviser.

By its terms, each Sub-Advisory Agreement will remain in force for an initial term of two years and from year-to-year thereafter, provided such continuance is approved at least annually by: (1) the Board; or (2) a vote of the majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the members of the Board who are not “interested persons” of RBB within the meaning of that term under the 1940 Act, by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser or the Sub-Adviser. Each Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon termination of the Investment Advisory Agreement for the applicable Fund.

CODE OF ETHICS

RBB, the Adviser and the Sub-Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and the Sub-Adviser to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with RBB, the Adviser, or the Sub-Adviser and no officer, director or general partner of the Distributor serves as an officer, director or general partner of RBB, the Adviser or the Sub-Adviser.

PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of April 3, 2023

Other Accounts Managed by the Portfolio Managers

Each table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. This information is provided as of April 3, 2023.

Oakhurst Fixed Income Fund

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Barry P. Julien	0	$0	0	$0	297	$504.3
John Han	0	$0	0	$0	9	$25.0

	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance-Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Barry P. Julien	0	$0	0	$0	0	$0
John Han	0	$0	0	$0	0	$0

Oakhurst Short Duration Bond Fund

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Barry P. Julien	0	$0	0	$0	297	$504.3
John Han	0	$0	0	$0	0	$25.0

	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance-Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Barry P. Julien	0	$0	0	$0	0	$0
John Han	0	$0	0	$0	0	$0

Oakhurst Short Duration High Yield Credit Fund

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Barry P. Julien	0	$0	0	$0	297	$504.3
John Han	0	$0	0	$0	9	$25.0

	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance-Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Barry P. Julien	0	$0	0	$0	0	$0
John Han	0	$0	0	$0	0	$0

Portfolio Manager Compensation

The portfolio managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Sub-Adviser. In addition, Mr. Julien participates in an executive bonus pool. The executive bonus pool is based upon a revenue share and the participants are the senior portfolio managers of the Sub-Adviser.

Potential Conflicts of Interest

The investment strategies of the Funds and other accounts managed by the portfolio managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

There may be circumstances under which the portfolio managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Funds’ assets that the portfolio manager commits to such investment. There also may be circumstances under which the portfolio managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts. It is generally the Adviser’s policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute.

Portfolio Manager Securities Ownership.

No shares of the Funds were outstanding as the Funds have not commenced operations prior to the date of this SAI.

THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis through Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), as distributor pursuant to a distribution agreement between the Distributor and the Fund.

Rule 12b-1 Plan

As described in the Proxy Statement/Prospectus, each Fund has adopted a Rule 12b-1 plan (the “Plan”) for its Retail Shares. The Plan, among other things, permits the Retail Shares to pay the Distributor a quarterly service fee at annual rates not exceeding 0.25% of the assets of the Retail Shares as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Funds’ Board, including a majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan recordkeeping. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Company believes that the Plan benefits the Company by increasing net sales of the Funds (or reducing net redemptions), potentially allowing a Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Directors, including a majority of the relevant independent Directors, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Funds’ Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

By reason of his affiliation with the Adviser and the Sub-Adviser, Alexander Morris may be deemed to have a financial interest in the operation of the Plan. As of the date of this SAI, the Retail Shares have not commenced operations.

PROXY VOTING POLICIES AND PROCEDURES

The RBB Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Funds to the Funds’ Adviser, subject to the RBB Board’s continuing oversight.

RBB is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. The Funds’ proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling 1-(800)-292-6775. The Funds’ Form N-PX will also be available on the SEC’s website at www.sec.gov.

COMPUTATION OF NET ASSET VALUE

As described in the Proxy Statement/Prospectus under the heading “Determination of Net Asset Value”, the NAV per share of the Funds’ shares of a particular class is determined by dividing the total value of the Funds’ portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Proxy Statement/Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. RBB expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fixed income securities are valued at their market value when reliable market quotations are readily available. The Funds typically use an independent pricing service to determine the market value of their fixed income securities. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing services and the quality of valuations so established are reviewed by the Adviser, as the Funds’ valuation designee, and the Sub-Adviser under the general supervision of the Board.

The value of non-dollar denominated portfolio securities held by a Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Funds.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at their fair value as determined in good faith by the Adviser, which has been designated as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act, in accordance with consistently applied procedures adopted by and under the general supervision of the Board. Investments in registered investment companies, including money market funds, are priced at their respective NAVs as reported by those companies.

PURCHASE AND REDEMPTION OF SHARES

The methods of buying and selling shares of the Funds are described in the Funds’ Proxy Statement/Prospectus. As stated in the Proxy Statement/Prospectus, shares of the Funds may be purchased at NAV by various persons associated with RBB, the Adviser, certain firms providing services to RBB or affiliates thereof for the purpose of promoting good will with employees and others with whom RBB has business relationships, as well as in other special circumstances. Shares are offered to other persons at NAV in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX CONSIDERATIONS

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Proxy Statement/Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in the Proxy Statement/Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Proxy Statement/Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Funds generally are exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Funds must meet three important tests each year.

First, the Funds must derive with respect to each taxable year at least 90% of their respective gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which each Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which each Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Funds must distribute an amount equal to at least the sum of 90% of their respective investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Funds intend to comply with these requirements. If the Funds were to fail to make sufficient distributions, they could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Funds could be disqualified as regulated investment companies. If for any taxable year any of the Funds were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of August 31, 2022, the Short Duration Bond Fund and the High Yield Credit Fund had the following capital loss carryforwards for federal income tax purposes. These capital losses may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gains distributions

	Short Duration Bond Fund	High Yield Credit Fund
Short-Term	$1,388,941	$2,191,580
Long-Term	$993,987	$747,094
Total	$2,382,928	$2,938,674

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Funds, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Funds to recognize taxable income prior to the receipt of cash, thereby requiring the Funds to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Funds invest, the Funds may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Funds fail to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Funds expect to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Subject to policies established by the Board and oversight by the Adviser, the Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of the Funds’ portfolio transactions. Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under circumstances where better price and execution are available elsewhere.

In placing portfolio transactions, the Sub-Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Sub-Adviser may not give consideration to sales of shares of the Company as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Brokerage and Research Services

The Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Company and to other accounts over which it exercises investment discretion.

No brokerage commissions were paid by the Acquired Funds during the fiscal years ended August 31, 2022, 2021, and 2020. All transactions were conducted on a principal basis.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Sub-Adviser in servicing its other advisory accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-Adviser in connection with its services to a Fund. Although research services and other information are useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Sub-Adviser that the provision of such research and other information will not reduce the overall cost to the Sub-Adviser of performing its duties to the Funds under the Sub-Advisory Agreements.

While each Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. No Fund has an obligation to deal with any broker or dealer in the execution of its transactions.

Under the 1940 Act, persons affiliated with the Adviser or the Sub-Adviser may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser or the Sub-Adviser will not be approved to serve as a Fund’s dealer in connection with over-the-counter transactions. However, an affiliate may serve as a Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Funds will not enter into any brokerage transactions with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and any commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliate, it is the policy of each Fund that such commissions will, in the judgment of the Board, be (a) at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Directors not to be comparable to a Fund.

The Investment Advisory Agreements do not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Funds. While the Funds contemplate no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

As of August 31, 2022, the Acquired Funds held debt securities issued by the parent companies of the following “regular broker-dealers” as defined in the 1940 Act.

Regular Broker-Dealer	Fund	Aggregate Value of Securities Held
Wells Fargo Securities LLC	Fixed Income Fund	$1,306,293
Goldman Sachs & Co. LLC	Fixed Income Fund	$ 912,105
Goldman Sachs & Co. LLC	Short Duration Bond Fund	$1,419,296
Wells Fargo Securities LLC	Short Duration Bond Fund	$1,643,184
Morgan Stanley	Short Duration Bond Fund	$547,066

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of each Fund’s total portfolio market value that was purchased or sold during the period. Each Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Funds’ expenses) may affect the Funds’ performance. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Funds. See “Portfolio Transactions and Brokerage” above.

The portfolio turnover for the Acquired Funds for the two most recent fiscal years ended August 31, 2022, and 2021 and the six-months ended February 18, 2023 are listed below. Portfolio turnover rates for a Fund may vary greatly from year to year as well as within a particular year.

	Six-Months Ended February 28, 2023	August 31, 2022	August 31, 2021
Fixed Income Fund	13%	48%	52%
Short Duration Bond Fund	8%	70%	102%
High Yield Credit Fund	38%	53%	60%

OTHER INFORMATION ABOUT THE FUND

CUSTODIAN

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

COUNSEL

Faegre Drinker Biddle & Reath LLP serves as counsel to RBB, and is located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Ave, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm. Cohen & Company, Ltd. provides audit and tax services.

ADMINISTRATOR

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

No administration fee information is provided since the Funds had not commenced operations prior to the date of this SAI.

Previous Administrator and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the administrator, fund accountant and transfer agent to the Acquired Fund. Ultimus received fees from the Acquired Funds pursuant to its services agreements with the Acquired Funds.

Ultimus received the following fees from the Acquired Funds during the past three fiscal years:

	August 31, 2022			August 31, 2021			August 31, 2020
	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
Administration	$88,844	$65,902	$67,728	$98,897	$101,824	$50,907	$68,642	$85,341	$33,819
Fund Accounting	$41,472	$38,389	$38,461	$43,163	$43,641	$36,365	$38,580	$40,879	$34,192
Transfer Agent	$18,000	$12,000	$12,000	$16,500	$12,000	$12,000	$12,000	$12,000	$12,000

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2022 (the “Annual Report”) and the unaudited financial statements and notes thereto in the Acquired Funds’ Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2023 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Acquired Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements included in the Annual Report have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report and Semi-Annual Report may be obtained at no charge by calling 800-292-6775.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of RBB has delegated the authority to develop policies and procedures relating to proxy voting to the Adviser.

F/M INVESTMENTS, LLC d/b/a Oakhurst Capital Management, LLC (“F/M”)

The Board of Directors of RBB has delegated the authority to develop policies and procedures relating to proxy voting to F/m.

F/M, and/or pursuant to any applicable sub-advisory agreement F/M’s sub-adviser, may act as discretionary investment adviser for clients. F/M will vote all eligible proxies for recommended securities (mutual Fund, exchange traded Fund) if directed to do so by the client, generally within the investment management agreement. F/M will vote all proxies for recommended securities and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with this policy. Corporate actions may include, for example and without limitation, tender offers or exchanges, and class actions.

When voting proxies or acting with respect to corporate actions for clients, F/M’s utmost concern is that all decisions be made solely in the best interest of the client. F/M will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. The CCO is ultimately responsible for ensuring that all proxies received for recommended securities by F/M are voted in a timely manner and in a manner consistent with each client’s best interests. In addition, the CCO is responsible for submitting all required certifications relating to its Proxy Voting activity, and for maintaining all documentation necessary to complete documentation related to the annual Form N-PX filing for the Fund (see additional information as to Form N-PX compliance processes below).

A.	Guidelines

F/M generally votes all proxies in line with management. If F/M determines that it will not vote along with management on a particular vote, F/M must document its rationale and reasoning for the vote.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or when F/M has determined that it is in the client’s best interest, F/M will not vote proxies received. The following are certain circumstances where F/M will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: When a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, F/M will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by F/M, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with F/M in accordance with its investment advisory agreement, F/M will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

A-1

3.	Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, F/M may abstain from voting when the cost of voting a client’s proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

C.	Client Securities

F/M will not vote proxies received for securities not purchased for client by F/M and held by F/M in a client’s account as an accommodation to client or until such securities are sold as per agreement or understanding with the client.

D.	Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, F/M will maintain for the time periods set forth in the Rule: (i) these proxy voting policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that F/M may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by F/M that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

F/M will make available its proxy voting policies and procedures and will inform clients how they may obtain information on how F/M voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of F/M’s Policies and Procedures by written request addressed to F/M.

A-2

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

F/M INVESTMENTS LARGE CAP FOCUSED FUND

a Series of F/M FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

June 7, 2023

Dear Shareholder:

A Special Meeting of Shareholders of the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust (the “Trust”), an Ohio business trust, has been scheduled for June 29, 2023 (the “Special Meeting”) and will be held at the office of the F/m Investments, LLC (the “Adviser” or “F/m”) at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 and virtually via Zoom conference call at 1 646-931-3860, Meeting ID: 929 3576 7925, Passcode: 052794, at 12:00 p.m. Eastern Time.

The purpose of the Special Meeting has been called to ask shareholders to:

1.	Vote on a proposal to reorganize the F/m Investments Large Cap Focused Fund (the “Acquired Fund”) into a newly-created series (the “Acquiring Fund”) of The RBB Fund, Inc. (“RBB”), a Maryland corporation with its principal offices in Milwaukee, Wisconsin (the “Reorganization”). The Acquiring Fund has no assets or liabilities and will not commence operations until the consummation of the Reorganization.

2.	Vote on a new investment advisory agreement between the Trust and F/m with respect to the Acquired Fund.

3.	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Reorganization will not result in any change to the investment objective, investment strategies or policies of the Acquired Fund in which you are invested. F/m will continue to serve as the investment adviser to the Acquiring Fund and the Acquiring Fund’s portfolio management team is expected to be the same as that of the Acquired Fund’s. The investment advisory fee rate associated with your investment will not change as a result of the Reorganization, but the operating expenses associated with your investment are expected to decrease as a result of the Reorganization due to certain efficiencies of scale available to series of RBB. The Adviser has committed to maintain the expense limitation arrangements that are in place for the Acquired Fund for the Acquiring Fund for the two-year period immediately following the Reorganization.

For the reasons discussed below and in the attached Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”), and based on the recommendations of the Adviser, the Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of the Acquired Fund and its shareholders that the Acquired Fund operate as a series of RBB. As a result, the Board has approved the Reorganization and has recommended the Reorganization to shareholders (“Reorganization Proposal”). The Board recommends that shareholders vote “FOR” the Reorganization Proposal.

If the Reorganization is approved by shareholders, each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the Acquired Fund held at the time of the Reorganization. In other words, your shares of the Acquired Fund would in effect be converted into the same class of shares of the Acquiring Fund. The Acquiring Fund will commence operations upon consummation of the Reorganization. The Acquired Fund would then be dissolved. If approved by the shareholders, the Reorganization is expected to close in August 2023.

The Reorganization is not expected to have any federal tax consequences for the Acquired Fund or its shareholders. No sales charges or redemption fees will be imposed in connection with the Reorganization.

If the Reorganization is not approved by shareholders, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then the Reorganization will not be implemented and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

On January 31, 2023, Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company, acquired the assets of F/m Acceleration, LLC (“F/m Acceleration”), the parent company of F/m (the “Transaction”). The Transaction resulted in changes in “control” of F/m (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and the automatic termination of the previous investment advisory agreements between F/m and the Trust, on behalf of the Acquired Fund (the “Previous Advisory Agreement”). In anticipation of the closing of the Transaction, at a meeting held on January 23, 2023, the Board approved an interim investment advisory agreement between F/m and the Trust, on behalf of the Acquired Fund (the “Interim Advisory Agreement”). The Interim Advisory Agreement having the same material terms and fee arrangements as the Acquired Fund’s current Investment Advisory Agreement became effective upon the closing of the Transaction on January 31, 2023.

Also at the January 23, 2023 meeting, the Board approved a new investment advisory agreement between F/m and the Trust, on behalf of the Acquired Fund (the “New Advisory Agreement”). The New Advisory Agreement is subject to shareholder approval at the Special Meeting. If shareholders of the Acquired Fund approve the New Advisory Agreement for the Fund, that agreement will become effective promptly after the Special Meeting. The terms and fee arrangements under the New Advisory Agreement are materially the same as those under the Previous Advisory Agreement.

The persons currently responsible for the portfolio management of the Acquired Fund will continue to manage the Fund in accordance with the Fund’s current investment objectives and principal investment strategies under the New Advisory Agreement. F/m has agreed to maintain under the Interim Advisory Agreement the expense limitations in place for the Acquired Fund under the Previous Advisory Agreement until the earlier of the following to occur: (i) the effective date of the New Advisory Agreement, assuming its approved by a majority of the Acquired Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreement. In addition, assuming the Acquired Fund’s shareholders approve the New Advisory Agreement at the Special Meeting, F/m has agreed to maintain the expense limits in place for the Acquired Fund under the Previous Advisory Agreement for a period of at least two years following the effective date of the New Advisory Agreement.

At the Special Meeting, shareholders of the Acquired Fund will be asked to approve the New Advisory Agreement for the Fund. Under the 1940 Act, the Trust must obtain from shareholders of the Acquired Fund approval of the New Advisory Agreement. Approval of the New Advisory Agreement for the Acquired Fund will not change the contractual advisory fee rate currently in place for the Fund nor will it change the portfolio managers or the investment strategies and processes that are currently being used to manage the Fund.

 2

For the reasons discussed below and in the attached Proxy Statement/Prospectus, and based on the recommendations of the Adviser, the Board has determined that it is in the best interests of the Acquired Fund and its shareholders that shareholders of the Acquired Fund approve the proposal for the New Advisory Agreement (“New Agreement Proposal”). As a result, the Board has approved the New Advisory Agreement for the Acquired Fund and has recommended approval of the New Advisory Agreement to the shareholders of the Acquired Fund. The Board recommends that shareholders vote “FOR” the New Agreement Proposal.

The attached Proxy Statement/Prospectus is designed to give you more information about the Reorganization Proposal and New Agreement Proposal.

If you are a shareholder of record of the Acquired Fund as of the close of business on May 1, 2023, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by completing and signing the enclosed Proxy Card.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Please mark, sign and date the enclosed Proxy Card and promptly return it so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at the Special Meeting, through the toll-free number or the Internet address listed in the enclosed voting instructions.

If you have any questions, please call us toll-free at 800-292-6775 and we will be glad to assist you.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Acquired Fund.

Sincerely,

/s/ Matthew A. Swendiman
Matthew A. Swendiman
President
F/m Funds Trust

 3

F/M INVESTMENTS LARGE CAP FOCUSED FUND

a Series of F/M FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 29, 2023

F/m Funds Trust (the “Trust”), an Ohio business trust, will hold a Special Meeting of Shareholders (the “Special Meeting”) of the F/m Investments Large Cap Focused Fund (the “Acquired Fund”), a series of the Trust, on June 29, 2023, at the offices of F/m Investments, LLC at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007and virtually via Zoom conference call at 1 646-931-3860, Meeting ID: 929 3576 7925, Passcode: 052794, at 12:00 p.m. Eastern Time.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote separately upon the following proposals as shown below:

Proposal 1:

To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf the Acquired Fund; The RBB Fund, Inc. (“RBB”), on behalf of its newly formed series (the “Acquiring Fund”); and F/m Investments, LLC (the “Adviser” or “F/m”), pursuant to which the Acquired Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund.

Proposal 2:

To approve a proposed new investment advisory agreement between the Trust and F/m.

Proposal 3:

If necessary, to approve a proposal to adjourn or postpone the Special Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposal 1 or proposal 2; and

Proposal 4:

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 1, 2023, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) and Proxy Card are being mailed on or about June 16, 2023 to such shareholders of record.

Based on recommendations of F/m, the investment adviser for the Acquired Fund, the Board of Trustees of the Trust recommends that you vote in favor of the proposed reorganization and the proposed new investment advisory agreement.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your vote, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Board of Trustees of F/m Funds Trust

/s/ Bernard Brick
Bernard Brick
Secretary
F/m Funds Trust

June 7, 2023

 2

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY
TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE
WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

We urge you to submit your proxy as soon as possible. To vote, you may use any of the following methods:

●	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

●	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.

●	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

●	At the Meeting. Shareholders of record as of the close of business on May 1, 2023, will be able to attend and participate in the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

 3

F/M INVESTMENTS LARGE CAP FOCUSED FUND

A Series of F/m FUNDS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Dated: June 7, 2023

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of F/m Funds Trust (the “Trust”) held on March 29, 2023, the Board approved, upon the recommendation of F/m Investments, LLC (the “Adviser” or “F/m”), a plan to reorganize the F/m Investments Large Cap Focused Fund (the “Acquired Fund”), a series of the Trust, into a newly-created series (the “Acquiring Fund”) of The RBB Fund, Inc. (“RBB”) that will not commence operations until consummation of the reorganization (the “Reorganization”).

Acquired Fund (a series of the Trust)	Acquiring Fund (a series of RBB)
F/m Investments Large Cap Focused Fund Investor Class Institutional Class	F/m Investments Large Cap Focused Fund Investor Class Institutional Class

In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of existing shareholders in the Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganization. For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on June 29, 2023 (the “Special Meeting”) to consider the proposal.

We are sending this document to you for your use in deciding whether to approve the Reorganization for the Acquired Fund at the Special Meeting. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a Proxy Card.

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Question: What is the purpose of the Reorganization for my Acquired Fund?

Answer: The purpose of the Reorganization is to move the Acquired Fund from the Trust into RBB. The Adviser believes that the Reorganization will provide benefits to the existing shareholders of the Acquired Fund in the form of lower operating expenses and the potential to increase Fund assets. Following the Reorganization, the overall fees charged by service providers to the Acquiring Fund are expected to be lower than the fees currently charged by service providers to the Acquired Fund. In addition, the Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund and the Adviser has contractually agreed to maintain the expense limitation arrangements that are in place for the Acquired Fund for the Acquiring Fund for the two-year period immediately following the Reorganization. As a result, the Adviser expects that the Acquiring Fund will have lower annual operating expenses than the Acquired Fund.

The Adviser believes that the Reorganization and the expected lower expenses of the Acquiring Fund could potentially make the Acquiring Fund more attractive to prospective investors, which could potentially add size and scale to the Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Accordingly, the Adviser has recommended, and the Board has approved, that the Acquired Fund be reconstituted as a series of RBB.

Question: Are there any significant differences between the investment objectives and policies of the Acquired Fund and Acquiring Fund?

Answer: No. There are no material differences between the investment objectives, investment strategies and policies of the Acquired Fund and Acquiring Fund.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquiring Fund?

Answer: Following the Reorganization, the total annual fund operating fees and expenses of the Acquiring Fund are expected to be lower than those of the Acquired Fund due to the differences in certain operating expenses, including accounting, administration, transfer agency, custody, legal and auditing fees. The Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. In addition, the Adviser has contractually agreed to maintain the expense limitation arrangements that are in place for the Acquired Fund for the Acquiring Fund for the two-year period immediately following the Reorganization. If at any time the Acquiring Fund’s total annual fund operating expenses (not including brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) are less than the current expense cap, the Adviser may recoup any waived or reimbursed amounts from the Acquiring Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Acquiring Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Question: Will there be changes in the management and operation of the Acquired Fund?

Answer: F/m will continue to serve as the investment adviser to the Acquiring Fund. The Acquiring Fund’s portfolio management team is expected to be the same as that of the Acquired Fund’s. Thus, there will be no change in the day-to-day management of the Acquired Fund’s investment portfolio.

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As a series of the Trust, the Acquired Fund uses a number of service providers that deliver an array of services to the Trust. These services include administration, fund accounting, transfer agency, custody, distribution, compliance and auditing services (“Third Party Service Arrangements”). Many of the Third Party Service Arrangements provided to the Trust will change if the Reorganization is approved. For example, the Trust and RBB have retained different service providers for administration, fund accounting, transfer agency, distribution and compliance services. Third Party Service Arrangements will be provided to the Acquiring Fund by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, U.S. Bank N.A., Quasar Distributors, LLC (an affiliate of ACA Foreside), Vigilant Compliance, LLC and Cohen & Company, Ltd.

In addition, the Board of Directors of RBB is different from the Board of Trustees of the Trust, and the officers of the Acquiring Fund and Acquired Fund will differ.

Question: How will the Reorganization work?

Answer: Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (the form of which is attached as Appendix A), the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in return for Investor Class and Institutional Class shares of the Acquiring Fund. The Acquired Fund will then distribute pro rata the shares it receives from the Acquiring Fund to its shareholders, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and each shareholder will hold shares of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund that he or she held prior to the Reorganization. If the Plan is carried out as proposed, it is not expected that the transaction will have any federal tax consequences to the Acquired Fund or its shareholders. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.

Question: How will this affect my investment?

Answer: The Reorganization will not affect the value of your investment at the time of the Reorganization and your interest in the Acquired Fund will not be diluted. Following the Reorganization of the Acquired Fund, you will be a shareholder of the Acquiring Fund, which has an identical investment objective and investment strategies as the Acquired Fund. F/m, the investment adviser to the Acquiring Fund and the Acquired Fund, will manage the Acquiring Fund in the same way as it currently manages the Acquired Fund. The primary differences will be that (i) the service providers that provide Third Party Service Arrangements to the Acquired Fund will change, (ii) the Acquiring Fund will be part of RBB instead of the Trust, and (iii) the Acquiring Fund will have a Board of Directors comprised of different individuals than the individuals that comprise the Board of Trustees of the Trust.

Question: How do the Acquired Fund and Acquiring Fund charter documents compare?

Answer: The Trust, of which the Acquired Fund is a series, is organized as an Ohio business trust, while RBB, of which the Acquiring Fund is a series, is organized as a Maryland corporation. The Trust is governed by both Ohio statute and the Trust’s Agreement and Declaration of Trust, as amended (the “Trust’s Declaration of Trust”), and By-Laws, as amended. RBB is governed by the Maryland General Corporation Law (the “MGCL”) and RBB’s Articles of Incorporation, as amended and supplemented, and By-laws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Under both the MGCL and Ohio Statute, shareholders have similar rights and are generally shielded from personal liability for an entity’s debts or obligations. Under Ohio statute, however, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. Importantly, the Acquired Fund and Acquiring Fund must comply with the Investment Company Act of 1940, as amended (the “1940 Act”) and certain other federal securities laws. As a result, many issues that may arise in the course of the Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law. Additionally, the 1940 Act requires shareholder approval of certain actions (such as a Reorganization) regardless of an entity’s state or form of organization.

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Question: What will happen if the Reorganization is not approved?

Answer: If shareholders of the Acquired Fund do not approve the Reorganization, then the Board will consider other alternatives for the Acquired Fund, which may include continuing to operate the Acquired Fund in its current structure, merging the Acquired Fund with another fund, or liquidating the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response, even if you are a small investor, on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question: How does the Board of Trustees suggest that I vote on the Reorganization Proposals?

Answer: After careful consideration and upon recommendation of F/m, the Board recommends that you vote “FOR” the Reorganization.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The expenses of the Reorganization shall be borne by F/m. Neither the Acquired Fund and its shareholders nor the Acquiring Fund and its shareholders will pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the proposed Reorganizations. The estimated cost for the solicitation of proxies in connection with the Reorganizations is $5,500.

Question: Why am I being asked to vote on a proposed new investment advisory agreement?

F/m has been the Adviser to the Acquired Fund since December 29, 2020 and to the predecessor fund to the Acquired Fund since April 2020. On January 31, 2023, Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company, acquired the assets of F/m Acceleration, LLC (“F/m Acceleration”), the parent company of F/m (the “Transaction”). The Transaction, which closed on January 31, 2023, resulted in a change in “control” of F/m (as defined in the 1940 Act) and the automatic termination of the Previous Advisory Agreement between F/m and the Trust. On January 23, 2023, the Board approved the interim advisory agreement between F/m and the Trust, on behalf of the Acquired Fund (the “Interim Advisory Agreement”). The Interim Advisory Agreement has the same material terms and fee arrangements as the Previous Advisory Agreement and became effective upon the closing of the Transaction on January 31, 2023. In order to ensure continuity of portfolio management of the Acquired Fund following the expiration of the Interim Advisory Agreement, shareholders of the Acquired Fund are being asked to approve new advisory agreement (the “New Advisory Agreement”) between F/m and the Trust, on behalf of the Acquired Fund. As a shareholder of the Acquired Fund, you are entitled to vote on the New Advisory Agreement for the Acquired Fund in which you owned shares as of May 1, 2023.

Question: How does the proposed New Advisory Agreement differ from the Previous Investment Advisory Agreement?

Answer: The terms and conditions of the New Advisory Agreement are substantially identical to those of the investment advisory agreement between the Trust and F/m previously in effect (the “Previous Advisory Agreement”) and the Interim Advisory Agreement and differ only with respect to the change in the effective date and the termination date.

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Question: When would the New Advisory Agreement take effect?

Answer: If approved by shareholders of the Acquired Fund, the New Advisory Agreement will become effective on or promptly after the date of the Special Meeting, including any adjournments or postponements thereof.

Question: How does the Transaction affect the fees and expenses of the Acquired Fund?

Answer: The advisory fees to be charged to the Acquired Fund under the New Advisory Agreement with F/m are identical to the advisory fees currently charged to the Acquired Fund under the Interim Advisory Agreement. Moreover, F/m has contractually agreed to maintain the expense limitations in place for the Acquired Fund prior to January 31, 2023 until the earlier of the following to occur: (i) the effective date of the New Advisory Agreement, assuming its approval by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreement. In addition, assuming the Acquired Fund’s shareholders approve the New Advisory Agreement (“New Agreement Proposal”) at the Special Meeting, F/m has agreed to maintain the expense limits in place for the Fund under the Previous Advisory Agreement for a period of two years following the effective date of the New Advisory Agreement. Therefore, the operating expenses of the Acquired Fund, before and after the expense limitations, are expected to be identical under the New Advisory Agreement and the Previous Advisory Agreement.

Question: How will the Transaction affect the daily portfolio management of the Acquired Fund?

Answer: The Transaction did not materially affect the operation of the Acquired Fund. The persons who were responsible for the portfolio management of the Acquired Fund prior to the Transaction continue to be responsible for the portfolio management of the Acquired Fund in accordance with the Fund’s current investment objectives and principal investment strategies. In addition, assuming the Acquired Fund’s shareholders approve the New Advisory Agreement at the Special Meeting, the persons who were responsible for the portfolio management of the Acquired Fund prior to the Transaction will continue to be responsible for the portfolio management of the Acquired Fund in accordance with the Fund’s current investment objectives and principal investment strategies.

Question: How does the Board of Trustees suggest that I vote on the New Agreement Proposal?

Answer: After careful consideration and upon recommendation of F/m, the Board recommends that you vote “FOR” the New Agreement Proposal.

Question: How do I cast my vote?

Answer: You may vote on the internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. You also may vote in person at the Special Meeting.

Question: Whom do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call 1-833-786-6490 between 9:00 am and 10:00 pm Eastern Standard Time, Monday through Friday.

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DATED JUNE 7, 2023

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

F/m INVESTMENTS LARGE CAP FOCUSED FUND

A Series of F/m Funds Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

www.fm-funds.com

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of F/m Funds Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the F/m Investments Large Cap Focused Fund, a series of the Trust (the “Acquired Fund”) to be held on June 29, 2023, at the offices of F/m Investments, LLC at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 and virtually via Zoom conference call at 1 646-931-3860, Meeting ID: 929 3576 7925, Passcode: 052794, at 12:00 p.m. Eastern Time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

Proposal 1: To Approve the Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization by and among the Trust, on behalf the Acquired Fund; The RBB Fund, Inc. (“RBB”), on behalf of its newly formed series (the “Acquiring Fund”); and F/m Investments, LLC (the “Adviser” or “F/m”), pursuant to which the Acquired Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund’s shares of each class to the Acquired Fund’s shareholders of the corresponding class in complete liquidation of the Acquired Fund (the “Reorganization”);

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
F/m Investments Large Cap Focused Fund Investor Class Shares Institutional Class Shares	F/m Investments Large Cap Focused Fund Investor Class Shares Institutional Class Shares

Proposal 2: To Approve New Advisory Agreement To approve, with respect to the Acquired Fund, a proposed new investment advisory agreement between the Trust and F/m. Proposal 3:

If necessary, to approve a proposal to adjourn or postpone the Special Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve proposal 1 or proposal 2; and

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Proposal 4:

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 1, 2023 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are being mailed on or about June 16, 2023 to such shareholders of record.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, or by voting the proxy again through the toll-free number or through the internet address listed in the enclosed voting instructions.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as an Ohio business trust. The Acquiring Fund is a series of RBB, an open-end management investment company registered with the SEC and organized as a Maryland corporation. The Acquiring Fund currently has no assets or liabilities and will not commence operations until the consummation of the proposed Reorganization. Because of this, the Acquiring Fund does not have any annual or semiannual reports to date.

The Acquired Fund’s Prospectus dated November 1, 2022, as supplemented, Annual Report to Shareholders for the fiscal year ended June 30, 2022, as amended (containing audited financial statements) and Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2022, have been previously mailed to shareholders. The Acquired Fund’s Prospectus dated November 1, 2022, as supplemented, and its Statement of Additional Information dated November 1, 2022, as supplemented, and the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization, are incorporated by reference herein, which means that they are considered legally to be part of this Proxy Statement/Prospectus. Copies of these documents, along with the current Statement of Additional Information of the Acquired Fund dated November 1, 2022, as supplemented, are available upon request and without charge by writing to the Trust or by calling 800-292-6775 or by visiting the Acquired Fund’s website at www.fm-funds.com.

The following documents relating to the Acquiring Fund have been filed with the SEC:

●	Preliminary Prospectus for the Acquiring Fund filed April 27, 2023; and

●	Preliminary Statement of Additional Information for the Acquiring Fund filed April 27, 2023.

Accompanying this Proxy Statement/Prospectus at Appendix A is a copy of the form of Agreement and Plan of Reorganization pertaining to the Reorganization.

The Acquired Fund expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about June 16, 2023.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposal and investing in the Acquiring Fund. You should read it and keep it for future reference. A Statement of Additional Information dated June 7, 2023, relating to this Proxy Statement/Prospectus, contains more information about the Reorganization and the Acquiring Fund. The Statement of Additional Information has been filed with the SEC and is available upon request without charge by calling toll free 800-292-6775 or by visiting the Acquired Fund’s website at www.fm-funds.com

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

OVERVIEW	1
The Reorganization	1
The Funds	1
Comparison of Fees and Expenses	2
Fund Performance	3
Portfolio Turnover	5
Comparison of Investment Objectives and Strategies	5
Comparison of Key Features of the Funds	6
INVESTMENT RISKS	6
INFORMATION ABOUT THE REORGANIZATION	11
Summary of the Proposed Reorganization Proposal	11
Description of the Acquiring Fund’s Shares	11
Board Considerations Relating to the Proposed Reorganization	12
Federal Income Tax Consequences	13
Comparison of Shareholder Rights	14
Pro Forma Capitalization	15
ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUND	17
Investment Restrictions	17
Boards of Trustees	17
Investment Management	17
Service Providers	18
Pricing of Funds and Purchase and Redemption Procedures	19
VOTING INFORMATION	27
Quorum Requirements	27
Required Vote	27
Effect of Abstentions and Broker “Non-Votes”	27
Revocation of Proxy	27
Shareholders Entitled to Vote	28
Method and Cost of Solicitation	28
Security Ownership of Certain Beneficial Owners and Management	28
Interest of Certain Persons in the Transaction	29
FURTHER INFORMATION ABOUT Acquired Fund AND ACQUIRING FUND	29
Other Business	29
Shareholder Meetings and Proposals	30
Legal Matters	30
Independent Registered Public Accounting Firm	30
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B FUNDAMENTAL INVESTMENT POLICIES	B-1
APPENDIX C SHAREHOLDER POLICIES AND PROCEDURES	C-1
APPENDIX D INVESTMENT ADVISORY AGREEMENT	D-1

OVERVIEW

This overview is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Acquired Fund with those of the Acquiring Fund (each a “Fund” and collectively, the “Funds”). This overview is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The overview is qualified in its entirety by reference to the Prospectus for the Acquired Fund. For more complete information, please read the Prospectus for the Acquired Fund.

The Reorganization

Pursuant to the Agreement and Plan of Reorganization (the “Plan”), the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund. The Acquired Fund will then distribute the Acquiring Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. No front-end sales charges, contingent deferred sales charges or redemption fees will be imposed in connection with the Reorganization. If shareholders of the Acquired Fund do not vote to approve the Reorganization, then the Board of Trustees of the Trust will consider other possible courses of action in the best interests of shareholders, which may include continuing to operate the Acquired Fund in its current structure, merging the Acquired Fund with another fund or liquidating the Acquired Fund.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that the Reorganization would be in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders in the Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganization.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Acquired Fund will not recognize a gain or loss in the transaction. Nevertheless, the sale of securities by the Acquired Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

The Funds

RBB is an open-end management investment company organized as a Maryland corporation on February 29, 1988 that offers separate series of shares of beneficial interest and separate classes of such series. The Acquiring Fund is a newly-created series of RBB.

The Trust is an open-end management investment company organized as an Ohio business trust on April 2, 2012 that offers redeemable shares of beneficial interest in four series and separate classes of those series. Prior to December 18, 2020 the name of the Trust was First Western Funds Trust. The Acquired Fund was organized on January 14, 2022 in connection with the reorganization of the F/m Investments Large Cap Focused Fund series of IDX Funds, formerly named M3Sixty Funds Trust into the Trust. The Fund is classified as non-diversified.

The Acquired Fund currently offers two classes of shares, designated as Investor Class and Institutional Class. The Acquiring Fund will also offer two classes of shares, designated as Investor Class and Institutional Class.

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If the Reorganization is approved, shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

Comparison of Fees and Expenses

The following table compares the current fees and expenses of the Acquired Fund with those of the Acquiring Fund. Because the Acquiring Fund was not operational as of the date of this Proxy Statement/Prospectus, the expenses shown for the Acquiring Fund are based, in part, on estimates. The table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Acquired Fund and the Acquiring Fund. The table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown below.

The table below compares the estimated fees and expenses of each class of shares of the Acquired Fund for the most recent fiscal year ended June 30, 2022, as disclosed in its prospectus dated November 1, 2022, as supplemented, with the current estimated fees and expenses for each class of shares of the Acquiring Fund on a pro forma basis assuming the Reorganization had occurred on June 30, 2022.

Comparison of Shareholder Fees

	Current Investor Class Shares (Acquired Fund)	Pro Forma Investor Class Shares (Acquiring Fund)	Current Institutional Class Shares (Acquired Fund)	Pro Forma Institutional Class Shares (Acquiring Fund)
SHAREHOLDER FEES (fees paid directly from your investment)	None	None	None	None
Maximum Sales (Load) Imposed on Purchases	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None	None	None
Wire Redemption Fee	$15	None	$15	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 90 days or less)	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	0.44%	0.18% [3]	0.44%	0.18%[3]
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%[1]	1.14%	1.15%[1]	0.89%
Less: Management Fee Reductions and/or Expense Reimbursements	0.24%[2]	0.00%	0.24%[2]	0.00%
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	1.16%	1.14%	0.91%	0.89%

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(1)	“Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Management Fee Reductions will differ from the Fund’s ratio of total expenses to average net assets or the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which do not reflect “Acquired Fund Fees and Expenses.”.
(2)	F/m Investments, LLC (the “Adviser”) has contractually agreed, until January 18, 2024, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution and/or service fees, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.15% and 0.90% of the Fund’s average daily net assets attributable to the Investor Class shares and Institutional Class shares, respectively. Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution and/or service fees, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, the Adviser may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund. Also, the Adviser has the right to seek reimbursement from the Fund until January 2025 for amounts up to the aggregate amount (excluding amounts previously waived prior to the Transaction) that the Adviser had waived or reimbursed the F/m Investments Large Cap Focused Fund, a series of IDX Funds, the predecessor fund to the Fund under an expense limitation agreement with the predecessor fund for the three-year period ending after the specific fee waiver or reimbursement, but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.
(3)	“Other Expenses” have been restated to reflect estimated expenses for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund and other mutual funds, assuming the Reorganization has been completed. The Example assumes that you invest $10,000 in Investor Class and Institutional Class shares of each Fund for the time periods indicated, that your investment has a 5% return each year, and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for the two-year period immediately following the Reorganization. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you hold or redeem all of your shares at the end of the time periods indicated:

	1 Year	3 Years	5 Years	10 Years
Current Investor Class (Acquired Fund)	$118	$420	$743	$1,659
Pro Forma Investor Class (Acquiring Fund)	$116	$363	$631	$1,396
Current Institutional Class (Acquired Fund)	$93	$342	$610	$1,376
Pro Forma Institutional Class (Acquiring Fund)	$91	$285	$496	$1,106

The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Fund Performance

The following information shows the past performance of the Acquired Fund. No performance information is presented for the Acquiring Fund because it has not yet commenced operations. If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

Bar Chart and Performance Table

The bar chart and performance table that follows provide some indication of the risks and variability of investing in the Acquired Fund. The Acquired Fund has adopted the past performance of its predecessor fund as its own and the bar chart and performance table include the performance of the predecessor fund prior to January 18, 2022. The bar chart shows the performance of the Institutional Class of shares for each full calendar year over the lifetime of the Acquired Fund. The performance table shows how the Acquired Fund’s average annual total returns for 1 year, 5 years, and since inception period compare with those of a broad measure of market performance. On November 1, 2022, the Acquired Fund changed its primary benchmark index from the Standard & Poor’s 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index is more representative of the Acquired Fund’s portfolio characteristics. Effective on November 1, 2022, the Standard & Poor’s 500 Index is used as the Acquired Fund’s secondary benchmark index, replacing its previous secondary index, the Russell 1000 Index.

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From the inception of the predecessor fund until April 2020, the investment adviser to the predecessor fund and the performance of the predecessor fund through April 2020 reflects its performance under the previous adviser. Performance of the predecessor fund from April 2020 through January 18, 2022 reflects the performance of the Adviser. The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-(888) 553-4233.

Acquired Fund – Institutional Shares

Annual Total Returns (Years Ended December 31):

During the period shown in the chart, the highest quarterly return was 30.29% (for the quarter ended June 30, 2020) and the lowest quarterly return was -23.00% (for the quarter ended June 30, 2022). The year-to-date total return through December 31, 2022 was -31.44%.

Average Annual Total Returns

(For the periods ended December 31, 2022)

	Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	Since Inception (October 3, 2016)
Institutional Class Shares
– Return Before Taxes	-31.44%	10.28%	12.56%
– Return After Taxes on Distributions	-33.80%	6.57%	8.87%
– Return After Taxes on Distributions and Sale of Fund Shares	-16.92%	7.66%	9.34%
– S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	11.66%
– Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14%	10.96%	13.61%
– Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	-19.13%	9.13%	11.40%
Investor Class Shares
– Return Before Taxes	-31.60%	10.01%	12.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Institutional Class shares of the Fund and will vary from the performance of Investor Class shares to the extent that the classes do not have the same expenses.

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Portfolio Turnover

The Fund pays transaction costs, such as commissions and other market-related fees, when it buys and sells securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Acquiring Fund does not have a portfolio turnover rate to report because it has not yet commenced operations. For the fiscal year ended June 30, 2022, the Acquired Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

Comparison of Investment Objectives and Strategies

F/m, the current investment adviser to the Acquired Fund, will serve as the investment adviser to the Acquiring Fund. In addition, the same portfolio managers currently managing the Acquired Fund are expected to continue to manage the Acquiring Fund utilizing the same investment strategies and process as was used with the Acquired Fund. Consequently, the Acquiring Fund will be managed in a substantially similar manner as the Acquired Fund.

This section describes the investment objective and principal investment strategies of the Acquired Fund and the Acquiring Fund. The Acquiring Fund has an investment objective and principal investment strategies that are identical to those of the Acquired Fund. Set forth below are the investment objective and principal investment strategies of the Acquired Fund and Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Acquired Fund’s prospectus.

Investment Objective

Both the Acquired Fund and Acquiring Fund seek long-term capital growth.

Principal Investment Strategies

To achieve its investment objective, each of the Acquired Fund and Acquiring Fund (collectively, the “Fund”) primarily seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. The Adviser will focus on companies that exhibit accelerating growth in earnings and revenue. The Adviser generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADRs”) of international companies trading on U.S. exchanges. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities of large capitalization companies. The Fund considers large capitalization companies to include those that have a market capitalization, at the time of investment, comparable to the securities held in the S&P 500® Index. As of April 28, 2023, the S&P 500® Index included U.S. companies with a median market capitalization of $30.39 billion. The market capitalization of the companies in the S&P 500® Index ranged from $652 million to $2.68 trillion as of April 28, 2023. At times, the Fund may emphasize investment in a particular industry or sector. As of April 30, 2023, the Fund had approximately 61.4% of its net assets invested in stocks within the technology sector.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. With respect to any percentage restriction on investment or use of assets in the Fund’s investment strategies, if such a percentage restriction is adhered to at the time a transaction is affected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

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The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

Comparison of Key Features of the Funds

Purchase, Exchange, and Redemption Procedures

The Acquired Fund’s and the Acquiring Fund’s purchase, redemption, and dividend policies and procedures are similar. For more information, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED FUND AND ACQUIRING FUND – Pricing of Funds and Purchase and Redemption Procedures” in this Proxy Statement/Prospectus. See also Appendix C for a comparison of pricing, purchase, and redemption procedures.

Service Providers

F/m, the current investment adviser to the Acquired Fund, will serve as the investment adviser to the Acquiring Fund. For more information about F/m, please see the sections titled: “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUND – Investment Management” in this Proxy Statement/Prospectus.

The Acquired Fund and Acquiring Fund currently have different service providers providing administration, fund accounting, transfer agency, compliance and distribution services. For more information about the management of the Acquiring Fund and service providers to the Acquiring Fund, please see “ADDITIONAL COMPARISONS OF THE ACQUIRED AND ACQUIRING FUND – Service Providers” in this Proxy Statement/Prospectus.

INVESTMENT RISKS

This section will help you compare the risks of the Acquired Fund with those of the Acquiring Fund. Like all investments, an investment in the Acquired Fund or the Acquiring Fund involves risk. All investments carry some degree of risk that will affect the value of the Funds, their investment performance and the price of their shares. There is no assurance that the Funds will meet its investment objective.

Although the Funds describe some of them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are substantially similar because the Funds have the same investment objectives and principal investment strategies. The principal risks of an investment in the Funds are shown in the table below.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. There are various circumstances which could prevent the Fund from achieving its investment objective. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. It is important to read the provided risk disclosures in their entirety.

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As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. The value of an investment in the Fund may decline in tandem with a drop in the overall value in the markets in which the Fund invests and and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends and developments may from time to time cause volatility, illiquidity, or other potentially adverse effects on the financial markets. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Acquired Fund	Acquiring Fund

Market Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions, and general equity market conditions.

Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one sector or region could have potentially adverse effects on global economies or markets. For example, Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider military conflicts or war, could continue to have adverse effects on regional and global economies, and may further strain global supply chains, and negatively affect global growth and inflation. Natural or environmental disasters or climate related events, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of an infectious respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services, and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Same as Acquired Fund.
Equity Securities Risk – The price of equity securities fluctuates based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.	Same as Acquired Fund.

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Large Cap Security Risk – Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technological developments and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.	Same as Acquired Fund.
Foreign Securities Risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.	Same as Acquired Fund.
Management Style Risk – The Fund intends to invest in growth-oriented stocks and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.	Same as Acquired Fund.
Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may emphasize investments in one or more sectors, which may cause the Fund to have increased relative exposure to the price movements of those sectors. At times when the Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price. As of June 30, 2022, the Fund had approximately 53.9% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.	Same as Acquired Fund.

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Portfolio Turnover Risk – The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect the Fund’s performance.	Same as Acquired Fund.
Depositary Receipts Risk – Depositary receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.	Same as Acquired Fund.
Risk of Non-Diversification – The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the Fund’s share price could decrease to a larger extent than a Fund that is diversified because of the poor performance of a single investment.	Same as Acquired Fund.

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(Non-Principal Risk) Technology and Cyber Security Risk. Various technologies are used by the Adviser and other service providers in connection with their operations and provision of services to the Fund. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact the Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning the Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause the Fund to incur penalties, additional costs and financial loss.	Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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Proposal 1

INFORMATION ABOUT THE REORGANIZATION

Summary of the Proposed Reorganization Proposal

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. The Acquiring Fund will commence operations upon consummation of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value (“NAV”) to the NAV of the assets and liabilities transferred as of 4:00 p.m. Eastern Time, on the closing day (the “Closing Date”) of the Reorganization (the “Valuation Time”). Immediately thereafter, the Acquired Fund will distribute the Acquiring Fund shares to its shareholders by establishing accounts on the Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of the Acquired Fund held at the time of the Reorganization. The estimated cost of the solicitation of proxies in connection with the Reorganization is $5,500. The expenses of the Reorganization shall be borne by F/m Investments, LLC.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval shall have a material adverse effect on such shareholders without their further approval. In addition, the Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption by the shareholders of the Acquired Fund) prior to the Closing Date by the Board of Trustees of the Trust and the Board of Directors of RBB, or by the Board of Trustees of the Trust or the Board of Directors of RBB if, among other reasons, any condition of the other party’s obligations set forth in the Plan has not been fully met or waived by the applicable Board.

Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. For additional information about the rights of shareholders of the Acquiring Fund, see “INFORMATION ABOUT THE REORGANIZATION – Comparison of Shareholder Rights” in this Proxy Statement/Prospectus.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which share class you currently own:

Acquired Fund	Acquiring Fund
Investor Class Shares Institutional Class Shares	Investor Class Shares Institutional Class Shares

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Board Considerations Relating to the Proposed Reorganization

At meetings held on January 23, 2023, February 8, 2023, and March 29, 2023, the Board reviewed a proposal from F/m regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund. F/m recommended that the Board approve the Reorganization. At its meetings, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund. It also considered and discussed a form of Plan contained in the meeting materials.

The Board discussed, among other matters, the proposed Reorganization with representatives of F/m and RBB and the estimated fees and expenses and service providers for the Acquiring Fund. The Board noted that the same portfolio management team that currently manages the Acquired Fund would manage the Acquiring Fund following the closing of the Reorganization. The Board considered F/m’s desire to reorganize the Acquired Fund into RBB in an effort to reduce the operating expenses of the Acquired Fund and to better position the Acquired Fund to increase its assets in the future, which could potentially add size and scale and result in decreased operating expenses over the long term.

The Board reviewed the expected total operating expense ratio for the Acquiring Fund, noting that the total annual operating expenses of the Acquiring Fund before waivers are expected to be lower than the current total annual operating expenses of the Acquired Fund. The Board also noted that, for at least two years immediately following the closing date of the Reorganization, F/m has agreed to expense limitations for the Acquiring Fund that will have the same economic effect as F/m’s current expense limitation agreement with the Acquired Fund. The Board noted that the Acquiring Fund would have the same investment objective and investment strategies as the Acquired Fund following the closing of the Reorganization.

In approving the Reorganization, the Board, including the Independent Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	the terms and conditions of the form of Plan, including the Acquiring Fund’s assumption of the assets and liabilities of the Acquired Fund;

●	that the investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same;

●	that the investment risks of the Acquired Fund are the same as those of the Acquiring Fund;

●	that the portfolio management team for the Acquired Fund immediately prior to the Reorganization will also be the portfolio management team for the Acquiring Fund;

●	that the advisory fees to be paid to F/m under the Acquiring Fund’s Investment Advisory Agreement would be the same as those paid to F/m under the Acquired Fund’s current Investment Advisory Agreement;

●	that the total annual operating expenses of the Investor Class Shares and Institutional Class Shares of the Acquiring Fund before waivers are expected to be lower than the current expenses of the Investor Class Shares and Institutional Class Shares of the Acquired Fund before waivers;

●	that F/m has agreed, for at least two-year period immediately following the closing date of the Reorganization, to enter into an expense limitation agreement with the Acquiring Fund that will have the same economic effect as F/m’s current expense limitation agreement with the Acquired Fund;

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●	the qualifications and experience of the Acquiring Fund’s service providers;

●	that the Reorganization would not result in the dilution of the interests of the existing shareholders of the Acquired Fund;

●	that the expenses of the Reorganization incurred by the Acquired Fund or on its behalf will be borne by F/m rather than the Acquired Fund and its shareholders;

●	that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the closing of the Reorganization; and

●	that the Reorganization was recommended by F/m, which believes that the reorganization of the Acquired Fund into RBB could benefit the Acquired Fund and its shareholders.

The Board also considered that F/m has an interest in recommending the Reorganization to the Board. If shareholders of the Acquired Fund approve the Reorganization, F/m will become the investment adviser to the Acquiring Fund and receive fees for its advisory services to the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization, as proposed, (i) is in the best interests of the Acquired Fund and (ii) would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including a majority of the Independent Trustees, unanimously approved the Reorganization, subject to approval by the Acquired Fund’s shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund, and that the Board will consider what further actions to take with respect to the Acquired Fund, including potentially maintaining the Acquired Fund’s current status as series of the Trust.

Federal Income Tax Consequences

Since its inception, the Acquired Fund believes it has qualified as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”). Accordingly, the Acquired Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

As a condition of the Reorganization, the Trust and RBB, on behalf of its Fund, will receive an opinion from RBB’s counsel, Faegre Drinker Biddle & Reath LLP (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Therefore, neither the Acquired Fund, the Acquiring Fund, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax cost basis of, and the holding period for, the Acquiring Fund’s shares received by each shareholder of the Acquired Fund in the Reorganization will be the same as the tax cost basis of, and the holding period for, the Acquired Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Acquired Fund’s shares exchanged must have been held as a capital asset by the shareholder).

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

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By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Comparison of Shareholder Rights

The Trust, of which the Acquired Fund is a series, is organized as an Ohio business trust, while RBB, of which the Acquiring Fund is a series, is organized as a Maryland corporation. The Trust is governed by both Ohio statute and the Trust’s Agreement and Declaration of Trust, as amended (the “Trust’s Declaration of Trust”), and By-Laws. RBB is governed by both the Maryland General Corporation Law (the “MGCL”) and RBB’s Articles of Incorporation, as amended and supplemented, and By-Laws. Internal governance matters of RBB are a function of the terms of RBB’s Articles of Incorporation and By-Laws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Under both the MGCL and Ohio Statute, shareholders have similar rights and are generally shielded from personal liability for an entity’s debts or obligations. Under Ohio statute, however, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. Importantly, the Acquired Fund and Acquiring Fund must comply with the 1940 Act and certain other federal securities laws. As a result, many issues that may arise in the course of the Acquired Fund’s and Acquiring Fund’s operations are addressed under federal, rather than state law. Additionally, the 1940 Act requires shareholder approval of certain actions (such as a Reorganization) regardless of an entity’s state or form of organization. Set forth below is a discussion of the material differences in the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

Governing Law. The Acquired Fund is a separate series of the Trust, which is organized as an Ohio business trust. The Acquiring Fund is a separate series of RBB, which is organized as a Maryland corporation. The Acquired Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest. The Acquiring Fund is also authorized to issue an 100,000,000 of each class of shares of its common stock. The Trust’s operations are governed by the Trust’s Declaration of Trust, By-Laws and Ohio law. RBB’s operations are governed by its Articles of Incorporation, as amended and supplemented, By-laws and the MGCL.

Shareholder Liability. With respect to the Acquired Fund, under Ohio statute, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Acquired Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Acquired Fund by reason of owning shares of the Acquired Fund.

With respect to the Acquiring Fund, Maryland law provides that a shareholder does not have liability for the obligations of the corporation.

Voting Rights. Pursuant to the Trust’s Declaration of Trust, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Trust’s Declaration of Trust): (a) the election and removal of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the 1940 Act; (c) the termination or reorganization of the Trust or any series; (d) any amendment to the Declaration of Trust; (e) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC, and such other matters as the Board of Trustees may consider necessary or desirable.

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RBB shareholders have power to vote (i) for the election or removal of directors, (ii) with respect to any contract with a service provider if shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of RBB or the Acquiring Fund if required under the RBB Charter, the 1940 Act or Maryland law, (iv) with respect to certain amendments of the RBB Charter, and (v) with respect to such additional matters relating to RBB as may be required by the RBB Charter and By-laws, the 1940 Act or any other federal or state law, or as the Directors may consider necessary or desirable. RBB shareholders do not have cumulative voting rights in the election of any Director or Directors. RBB shares may be voted in person or by proxy.

Shareholder Meetings. The Trust does not hold annual shareholder meetings. Meetings of shareholders of the Trust (or of any series or class thereof) may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series or Classes) for a period of 30 days after written application by Shareholders holding at least 25% of the Shares then outstanding requesting a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB’s By-laws provide that shareholders owning at least 10% of the outstanding shares of all classes of RBB common stock have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

Shares Classes. The Acquired Fund and the Acquiring Fund are each separate series of the Trust and RBB, respectively, and each may include more than one class of shares. Currently, the Acquired Fund and the Acquiring Fund each offer Investor Class Shares and Institutional Class Shares.

Following the Reorganization, the Board of Directors of RBB has reserved the right to issue additional classes of shares of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class, Shares of each series or class generally vote together on RBB or Trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

Pro Forma Capitalization

The following table sets forth the capitalization of the Acquired Fund as of June 4, 2023 and, on a pro forma basis, the capitalization of the Acquiring Fund as of June 4, 2023, assuming that the Reorganization has been completed. Pro forma capitalization information is provided for the Acquiring Fund, as the Fund will not have commenced operations prior to the Reorganization. The Acquired Fund will be the accounting survivor for financial statement purposes.

 15

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
F/m Investments Large Cap Focused Fund – Investor Class Shares	$12,243,002.95	$13.20	927,316.510
F/m Investments Large Cap Focused Fund – Investor Class Shares (Pro forma)	$12,243,002.95	$13.20	927,316.510
F/m Investments Large Cap Focused Fund – Institutional Class Shares	$46,335,375.66	$13.42	3,452,157.446
F/m Investments Large Cap Focused Fund – Institutional Class Shares (Pro forma)	$46,335,375.66	$13.42	3,452,157.446

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ADDITIONAL COMPARISONS OF THE
ACQUIRED AND ACQUIRING FUND

Investment Restrictions

The Acquiring Fund has adopted fundamental investment restrictions which are identical to the Acquired Fund’s fundamental investment restrictions. The Fund may not change any of its fundamental investment restrictions without a vote of its shareholders. A description of the Acquired Fund’s and Acquiring Fund’s investment restrictions is set forth in Appendix B.

Boards of Trustees

The management of the business and affairs of the Acquired Fund is the responsibility of the Trust’s Board of Trustees, which consists of four trustees, three of whom are Independent Trustees. The management of the business and affairs of the Acquiring Fund is the responsibility of the RBB Board of Directors, which has seven Independent Trustees and one trustee who is treated as an “interested persons” as that term is defined under the 1940 Act. Each of the Board and RBB Board of Directors selects the officers who are responsible for managing the day-to-day operations of the Trust and RBB, respectively. The RBB Board of Directors will oversee the Acquiring Fund. For more information about the Board, please refer to the Statement of Additional Information for the Acquired Fund dated November 1, 2022, as supplemented, which is available upon request. For more information about the RBB Board of Directors, please refer to the Statement of Additional Information relating to this Proxy/Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Investment Management

F/m Investments, LLC. F/m serves as the investment adviser to the Acquired Fund and will serve as the investment adviser to the Acquiring Fund. F/m is located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. F/m is wholly owned by F/m Acceleration which in turn is wholly owned by Diffractive Managers Group (“Diffractive”), a multi-boutique asset management company.

Investment Advisory Fees

F/m has entered into investment advisory agreements relating to the Acquired Fund and Acquiring Fund, respectively. The investment advisory fees of the Acquired Fund and the Acquiring Fund are identical. The Fund’s advisory fee is payable to the Adviser monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

Acquired Fund	Acquiring Fund
0.70%	0.70%

For the Fund, the Adviser has contractually agreed to reduce its investment advisory fee and to absorb Acquiring Fund expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, acquired fund fees and expenses, distribution and/or service fees, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding a percentage of average daily net assets of 1.15% for Investor Class shares and 0.90% for Institutional Class shares. Any such fee reductions by the Adviser or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the date such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limits as of the time of either the waiver or the reimbursement. The Adviser has the right to seek reimbursement from the Fund for amounts up to the aggregate amount (excluding amounts previously waived prior to the Transaction) that the Adviser had waived or reimbursed the predecessor fund under an expense limitation agreement with the predecessor fund for the three-year period ending after the specific fee waiver or reimbursement, but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.

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A discussion of the basis for the approval by the Board of Trustees of the Trust of the Acquired Fund’s previous investment advisory agreement is available in the Acquired Fund’s semi-annual report to shareholders for the period ended June 30, 2022.

A discussion of the basis for the approval by the Board of Directors of RBB of the Acquiring Fund’s investment advisory contract will be available in the Acquiring Fund’s first report to shareholders after the Closing Date.

The Adviser has served as investment adviser to the Fund and its predecessor fund since April 2020. The Fund’s previous investment adviser served as the investment adviser to its predecessor fund from its inception until April 2020. Any fee reductions by previous adviser to the predecessor fund may no longer be recouped by the previous adviser.

For the past three fiscal years F/m earned the following investment advisory fees from the Acquired Fund:

Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
June 30, 2022 – Adviser	$596,014	$203,162	$392,852
June 30, 2021 - Adviser	$467,937	$174,214	$ 293,723
June 30, 2020 - Adviser	$134,518	$ 90,431	$ 44,087
June 30, 2020 - Previous Adviser	$197,313	$ 77,843	$119,470

Portfolio Managers

The SAI contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Francisco J. Bido. Mr. Bido has managed the Fund/predecessor fund since its inception in 2016. He is Senior Vice President and Senior Portfolio Manager at F/m Investments, LLC since April 2020 and was Head of Quantitative Research at Cognios Capital, LLC, the investment adviser to the predecessor fund from 2013 until 2020. Mr. Bido received his M.S. and M.A. degrees in Applied Mathematics and Economics, respectively, from the University of Arizona, M.S. in Mathematics from New York University’s Courant Institute, and B.S. in Electromechanical Engineering from Pontificia Universidad Catolica Madre y Maestra.

Alexander Morris. Mr. Morris has managed the Fund/predecessor fund since April 2020. He is a founder, President and Chief Investment Officer of the Adviser and F/m Acceleration, LLC, an investment adviser support service provider, and has worked at both firms since 2019. He has been a director of Key Bridge Compliance, LLC, a compliance service provider, since January 2019. He was a Managing Director of Vestmark Advisory Solutions, Inc. from April 2016 until September 2019. Mr. Morris holds a Bachelor of Science degree in Chemical and Biomolecular Engineering from Cornell University and is an active mentor of start-up businesses.

Service Providers

As outlined below, the Acquired Fund and Acquiring Fund have the same service provider providing custody services and different service providers providing, administration, fund accounting, transfer agency, and auditing services, compliance and distribution services. Below are the companies providing services to the Acquired and Acquiring Fund.

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Service Provider	Acquired Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Accounting Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor/Principal Underwriter	Ultimus Fund Distributors	Quasar Distributors, LLC (an affiliate of ACA Foreside)
Compliance Services	Key Bridge Compliance, LLC	Vigilant Compliance, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Pricing of Funds and Purchase and Redemption Procedures

Procedures for pricing and procedures and policies relating to the purchase and redemption of the Acquired Fund and the Acquiring Fund are similar. A comparison of the differences in such procedures and policies for the Acquired Fund and Acquiring Fund is set forth below.

Pricing of Funds

The procedure for pricing for the Acquired Fund and the Acquiring Fund is identical in all material aspects. Both the Acquired Fund and the Acquiring Fund determine the market value of the Fund’s investments primarily on the basis of readily available market quotations. The Funds generally use independent pricing services to determine the market value of securities. If market prices are not readily available or a price provided by a pricing service does not reflect fair value, the valuation designee of the Acquired Fund and the Acquiring Fund is required to price those securities at fair value as determined in good faith using methods approved by the applicable Board of Trustees/Directors.

Purchases

Purchase Amounts	Investor Class Shares	Institutional Class Shares
Minimum initial investment	$1,000 for all accounts	$100,000 for all accounts

The procedures and policies relating to the purchase of shares of the Acquired Fund and the Acquiring Fund are substantially similar. The Acquired Fund and the Acquiring Fund permit investors to purchase shares directly from the Funds or through a broker or financial intermediary on any business day that the Funds are open. The Acquired Fund and the Acquiring Fund permit investors to invest any amount they choose, subject to the minimum initial investment amount for the applicable class of shares. The Acquired Fund and Acquiring Fund have the same initial requirements as shown in the table below.

Redemptions. The procedures and policies relating to the redemption of shares for the Acquired Fund and the Acquiring Fund are substantially similar. The Funds permit redemptions by mail, wire or telephone. Further, each Fund’s transfer agent charges a $15.00 fee for each wire redemption.

For more information regarding the Pricing of Funds and Purchase and Redemption Procedures, see Appendix C.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE REORGANIZATION PROPOSAL

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PROPOSAL 2

To approve, with respect to the Acquired Fund, a new Investment Advisory Agreement with F/M

F/m has been the investment adviser to the Acquired Fund since December 29, 2020 and the predecessor fund since April 2020. On January 31, 2023, Diffractive, a multi-boutique asset management company, acquired the assets of F/m Acceleration, the parent company of F/m (the “Transaction”). The Transaction, which closed on January 31, 2023, resulted in a change in “control” of F/m (as defined in the 1940 Act) and the automatic termination of the Previous Advisory Agreement between F/m and the Trust. On January 23, 2023, the Board approved the Interim Advisory Agreement between F/m and the Trust, on behalf of the Acquired Fund. The Interim Advisory Agreement has the same material terms and fee arrangements as the Previous Advisory Agreement and became effective upon the closing of the Transaction on January 31, 2023.

The persons who were responsible for the portfolio management of the Acquired Fund prior to the Transaction, Francisco J. Bido and Alexander Morris, continue to manage the Acquired Fund in accordance with the Acquired Fund’s current investment objectives and principal investment strategies. Following the close of the Transaction, the Board approved the New Advisory Agreement between F/m and the Trust, on behalf of the Acquired Fund. The 1940 Act requires that the Acquired Fund obtains shareholder approval of the Acquired Fund’s New Advisory Agreement. Approval of the New Advisory Agreement will not change the advisory fee the Acquired Fund pays F/m or the investment strategies and processes that are currently used to manage the Acquired Fund.

The New Advisory Agreement

The Board, including a majority of the Independent Trustees, at a meeting held via video conference on January 23, 2023, approved the New Advisory Agreement pursuant to which F/m will provide investment management services to the Acquired Fund, assuming shareholder approval of the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are substantially identical in all material respects to those of the Previous Advisory Agreement and the Interim Advisory Agreement and differ only with respect to the effective date and the termination date.

Under the New Advisory Agreement, F/m will, subject to the oversight and control of the Board, manage the investment and reinvestment of the Acquired Fund’s investment portfolios, including buying, selling and trading in stocks, bonds and other investments, on behalf of the Acquired Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Acquired Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of the Acquired Fund. The Acquired Fund’s investment adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to the Acquired Fund. The Acquired Fund will continue to pay all of the expenses relating to its operations, including brokerage fees and commissions, taxes, interest charges, acquired fund fees and expenses, the fees of the investment adviser and the fees and expenses of the Acquired Fund’s administrator, transfer agent, fund accounting agent, chief compliance officer and custodian, legal and auditing expenses, expenses and fees related to registration and filing with the SEC and state regulatory authorities, costs of printing and mailing prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and other expenses.

Fees paid to F/m under the New Advisory Agreement will be calculated at the same rate as the fees paid to F/m under the Previous Advisory Agreement and the Interim Advisory Agreement. Under the New Advisory Agreement, the advisory fee to be paid by the Acquired Fund will be equal to 0.70% of the Fund’s average daily net assets. In addition, F/m will enter into a new Expense Limitation Agreement that will limit the Acquired Fund’s Total Annual Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) for at least two years following the effective date of the New Advisory Agreement to the same limits as the current expense limitation agreement with F/m. Under the new Expense Limitation Agreement, the expense limit for the Acquired Fund will be equal to 1.15% and 0.90% of the Fund’s average daily net assets allocable to its Investor Class Shares and Institutional Class Shares, respectively.

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The New Advisory Agreement, like the Previous Advisory Agreement and the Interim Advisory Agreement, provide that the investment adviser shall not be liable for any error of judgment, mistake of law or any other loss whatsoever suffered by the Trust in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

The New Advisory Agreement, if approved by shareholders of the Acquired Fund, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (1) the Board or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement beyond the initial two-year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting shares of the Fund, or by F/m. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. If the Acquired Fund’s shareholders approve the Reorganization, then the New Advisory Agreement would terminate in connection with the liquidation of the Acquired Fund following the closing of the Reorganization.

The New Advisory Agreement, if approved by shareholders of the Acquired Fund, will become effective on or promptly after the Special Meeting, including any adjournments or postponements thereof. If shareholders of the Acquired Fund do not approve the New Advisory Agreement, the Trustees will consider other appropriate action in accordance with the 1940 Act. The proposed New Advisory Agreement is attached hereto as Appendix D. The description of the proposed New Advisory Agreement in this Proxy Statement/Prospectus is only a summary and is qualified in its entirety by reference to Appendix D.

The Previous Advisory Agreement

The Previous Advisory Agreement on behalf of the Acquired Fund was dated January 18, 2022, and was approved by the Board, including a majority of Independent Trustees, on August 2, 2021. The Previous Advisory Agreement was approved by the Fund’s initial shareholder on January 18, 2022. Under the Previous Advisory Agreement, F/m received from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund, subject to any fee waivers by F/m under an expense limitation agreement. During the fiscal year ended June 30, 2022, the Fund accrued $596,014 in advisory fees of which $203,162 were waived by F/m, pursuant to the expense limitation agreement between F/m and the Trust.

The Interim Advisory Agreement

The Board, including a majority of the Independent Trustees, at a meeting held by video conference on January 23, 2023, also approved the Interim Advisory Agreement between F/m and the Trust, on behalf of the Acquired Fund, pursuant to which F/m was appointed on an interim basis to continue to provide investment management services to the Acquired Fund following the closing of the Transaction. The terms of the Interim Advisory Agreement and F/m’s obligations thereunder are substantially similar to the Previous Advisory Agreement, except for the effective date and term and the escrow requirements of the advisory fees until the New Advisory Agreement is approved. While the advisory fees and the expense limitation under the Interim Advisory Agreement is identical to those applicable to F/m under the Previous Advisory Agreement, any advisory fees payable to F/m are being accrued daily and paid by the Trust into an interest-bearing escrow account, to be released to F/m upon shareholder approval of the New Advisory Agreement with F/m. If shareholders do not approve the New Advisory Agreement, F/m shall be entitled to the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof). The Interim Advisory Agreement provides that it will remain in effect until the first of the following to occur: (i) the effective date of anew investment advisory agreement relating to F/m’s management of the Acquired Fund which has been approved by a majority of the Acquired Fund’s outstanding voting securities or (2) the 151st calendar day following the effective date of the Interim Advisory Agreement with respect to the Acquired Fund (June 30, 2023). The Interim Advisory Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, by vote of the Board of on ten (10) days written notice to the adviser, or by F/m on sixty (60) days written notice to the Trust. The Interim Advisory Agreement will also terminate automatically in the event of its assignment.

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Information About F/m

F/m Investments, LLC, located at 3050 K Street, N.W., Suite 201, Washington, DC 20007, was founded in 2019. F/m is wholly owned by F/m Acceleration which in turn is wholly owned by Diffractive.

As of December 31, 2022, F/m manages approximately $1.7 billion. In addition to its service as advisor to the Acquired Fund, F/m serves as investment sub-adviser to the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, and Oakhurst Short Duration High Yield Credit Fund, each a series of the Trust, and ten exchange-traded funds that are series of RBB.

The names and titles of the principal executive officers of F/m are set forth below.

Name	Principal Occupation
Alexander R. Morris	Chief Investment Officer
David L. Littleton	Chief Executive Officer
Matthew A. Swendiman, CFA	Chief Compliance Officer

Section 15(f) of the 1940 Act

The parties to the Transaction intend for it to fall within the “safe harbor” provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor In order to meet this condition, F/m will use its reasonable best efforts to ensure that the Board maintains a sufficient number of independent persons.

 22

Evaluation by the Board

The Board, including the Independent Trustees voting separately, reviewed and approved the New Advisory Agreement at a meeting held by video conference on January 23, 2023. In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Acquired Fund, the Board considered all information the Trustees deemed reasonably necessary to evaluate the terms of the New Advisory Agreement and to determine that the New Advisory Agreement would be in the best interests of the Acquired Fund and its shareholders. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by F/m and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of Diffractive and F/m. The Board gave substantial weight to the fact that: (i) the responsibilities of F/m under the New Advisory Agreement will be similar to its responsibilities under the Previous Advisory Agreement; (ii) the level or quality of advisory services provided to the Acquired Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel who currently provide investment advisory services to the Acquired Fund will continue to do so upon shareholder approval of the New Advisory Agreement; and (iv) the advisory fee payable by the Acquired Fund will be at the same rate as the advisory fee now payable by the Acquired Fund.

Below is a discussion of the factors considered by the Board along with the conclusions with respect thereto that formed the basis for the Board’s approval of the New Advisory Agreement.

The nature, extent, and quality of the services to be provided by F/m. The Board considered the responsibilities that F/m would have under the New Advisory Agreement, and the proposed services that F/m would provide to the Acquired Fund, including, without limitation, its procedures for formulating investment recommendations and assuring compliance with the Acquired Fund’s investment objective and limitations, its marketing and distribution efforts, and its adherence to compliance procedures and practices. The Trustees considered the scope and quality of the in-house capabilities of F/m and other resources that F/m would continue to dedicate to performing services for the Acquired Fund. The quality of administrative and other services, including F/m’s role in coordinating the activities of the Acquired Fund’s other service providers was considered in light of the Acquired Fund’s continued need to adhere to its investment policies as well as applicable laws and regulations and to maintain a robust compliance program. The Trustees also considered the business reputation of F/m and its affiliates, the qualifications of its key investment and compliance personnel and the financial resources of F/m, Diffractive and their affiliates. After reviewing the foregoing and additional information provided in the meeting materials, the Board concluded that the nature, extent, and quality of the services to be provided by F/m to the Acquired Fund will be substantially identical to the nature, extent and quality of the services provided under the Previous Advisory Agreement were satisfactory and adequate.

The investment management capabilities and experience of F/m. The Board considered the investment management experience of F/m and reviewed its discussions with F/m and Diffractive executives earlier in the meeting regarding the investment objective and strategies for the Acquired Fund as well as F/m’s experience and plans for implementing such strategies. In particular, the Trustees noted that the Acquired Fund’s current investment management team was expected to continue management of the Acquired Fund. The Board also reviewed information from F/m regarding prior experience in the financial industry as well as business reputation, the qualifications of key investment and compliance personnel, and financial resources. Given that the portfolio management team was expected to remain the same under the New Advisory Agreement as was currently in place, the Trustees considered both short-term and long-term investment performance of the Acquired Fund. The Acquired Fund’s performance was compared to its performance benchmark and to that of its Morningstar category. After consideration of these and other factors, the Board determined that F/m continued to possess the requisite knowledge and experience to serve as the adviser for the Acquired Fund.

The costs of the services to be provided and profits to be realized by F/m and its affiliates from the relationship with the Acquired Fund. In reviewing the fees payable under the New Advisory Agreement, the Trustees noted that such fees would be identical to those payable under the Acquired Fund’s Previous Advisory Agreement. The Trustees considered certain information comparing the advisory fee and overall expense level of the Acquired Fund to those of its Morningstar category. The Board considered F/m’s financial condition and its expected level of commitment to the Acquired Fund as well as the overall expenses and fees of the Acquired Fund, including the advisory fee. The Board noted the expense limitation agreement currently in effect, that F/m was currently waiving a portion of its advisory fees and F/m’s intent to enter into an expense limitation agreement on the same terms as the current one. The Trustees also considered information provided to them concerning F/m’s estimated profitability with respect to the Acquired Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory and sub-advisory fees. For these purposes, the Trustees took into account not only the fees to be paid by the Acquired Fund, but also so-called “fallout” benefits to F/m and its affiliates. In evaluating the fees, the Trustees took into account the complexity and quality of the investment management of the Acquired Fund. The Board concluded that the fees payable under the New Advisory Agreement were fair and reasonable given the scope and quality of services to be provided by F/m. The Board also concluded that F/m’s estimated profitability and “fall out” benefits with respect to its management of the Acquired Fund were reasonable.

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The extent to which the Acquired Fund and its investors would benefit from economies of scale. In this regard, the Independent Trustees considered the current size of the Acquired Fund and its anticipated growth trajectory, noting that the Acquired Fund would need to realize considerable growth in assets before F/m would start to receive full advisory fees from the Acquired Fund. In view of the foregoing, the extent to which economies of scale would be realized as the Acquired Fund grows, and whether fee levels reflect these economies of scale were not material factors in the Independent Trustees’ decision to approve the New Advisory Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and each Trustee weighed the various factors as he or she deemed appropriate. Rather the Trustees concluded, in view of a weighing and balancing of all factors considered, that approval of the New Advisory Agreement is in the best interests of the Acquired Fund and its shareholders. After full consideration of the above factors as well as other factors, the Board, with the Independent Trustees voting separately, unanimously concluded that approval of the New Advisory Agreement was in the best interest of the Acquired Fund and its shareholders and recommended approval of the New Advisory Agreement to the Acquired Fund’s shareholders.

The Board recommends that shareholders of the Acquired Fund vote FOR the New Advisory Agreement on behalf of the Fund.

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Proposal 3

Adjournment and Postponements

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

 25

VOTING INFORMATION

Quorum Requirements

Only shareholders of the Acquired Fund of record on May 1, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning a majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum with respect to the Acquired Fund for the transaction of business. Any meeting of shareholders may be adjourned by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Required Vote

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. Similarly, approval of the New Investment Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the Acquired Fund does not receive shareholder approval, or if the other conditions precedent to the Reorganization are not otherwise met or waived, then the Reorganization with respect to the Acquired Fund will not be implemented and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the New Advisory Agreement for the Fund, then the New Advisory Agreement will not become effective with respect to the Acquired Fund and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposals are non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposals. Abstentions will have no effect on the outcome of a vote on adjournment.

Revocation of Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

 26

Shareholders Entitled to Vote

Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. Each whole share of the Acquired Fund held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The total number of shares of each class of the Acquired Fund outstanding and the total number of votes to which shareholders of such class are entitled, as of the Record Date, are set forth below.

Acquired Fund	Investor Class Shares	Institutional Class Shares
Shares Outstanding/Total Votes to which Entitled (F/m Investments Large Cap Focused Fund)	917,820.0070	3,533,088,9180

Method and Cost of Solicitation

The Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, internet or oral communications by certain employees of F/m, who will not be paid for these services. F/m will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares with respect to the Acquired Fund. As of the Record Date, the Acquiring Fund had no shares outstanding.

As of May 1, 2023, to the knowledge of the Trustees and management of the Trust, other than the shareholders set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Acquired Fund. Shareholders indicated below holding greater than 25% of the outstanding shares of the Acquired Fund may be “controlling persons” with respect to the Acquired Fund under the 1940 Act. Persons controlling the Acquired Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ACQUIRED FUND – CONTROL PERSONS

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody Account For Benefit of Our Customers Attention: Mutual Funds 211 Main Street San Francisco, CA 94105 (Investor Class Shares)	87.59%	Record
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310 (Institutional Class Shares)	99.40%	Record

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Principal Shareholders - ACQUIRED FUND – Institutional Shares

Name and Address	% of Shares	Type of Ownership
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310 (Investor Class Shares)	10.63%	Record

Interest of Certain Persons in the Transaction

F/m may be deemed to have an interest in the Reorganization because it will continue to provide advisory services to the Acquiring Fund if the Reorganization is approved and will receive compensation for such services. Similarly, F/m may be deemed to have an interest in the Reorganization because it will continue to provide advisory services to the Acquired Fund if the New Advisory Agreement is approved because it will continue to provide advisory services to the Acquired Fund and will receive compensation for such services. To the extent that F/m or their affiliates own shares of the Acquired Fund, each will vote those shares either “FOR” or “AGAINST” the proposals or as an abstention, in the same proportion as the votes received from other shareholders of the Acquired Fund.

FURTHER INFORMATION ABOUT Acquired Fund AND ACQUIRING FUND

More information about the Acquired Fund and Acquiring Fund is included in: (i) the Acquired Fund’s Prospectus dated November 1, 2022, as supplemented; (ii) the Acquired Fund’s Statement of Additional Information dated November 1, 2022, as supplemented; (iii) the Acquiring Fund’s Preliminary Prospectus filed with the SEC on April 27, 2023; (iv) the Acquiring Fund’s Preliminary Statement of Additional Information filed with the SEC on April 27, 2023; and (v) the Statement of Additional Information dated June 7, 2023 (relating to this Proxy Statement/Prospectus). You may request free copies of the Acquired Fund’s Prospectus or Statement of Additional Information (including any supplements) by calling (800) 292-6775 or by visiting Acquired Fund’s website at www.fm-funds.com.

You may request free copies of this Proxy Statement/Prospectus or the Statement of Additional Information by calling 800-292-6775.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by RBB with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

The Acquired Fund and the Acquiring Fund also file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be viewed and copied by visiting the EDGAR Database on the SEC’s website at www.sec.gov. You may also get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

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Shareholder Meetings and Proposals

The Acquired Fund is not required or does not intends to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Legal Matters

Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Faegre Drinker Biddle & Reath LLP.

Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the most recently completed fiscal year ended June 30, 2022 (as applicable), contained in the Acquired Fund’s Annual Report to Shareholders, as amended, have been audited by Cohen & Company, Ltd., independent registered public accounting firm. The Acquiring Fund does not have a financial history.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ____________, 2023, by and among THE RBB FUND, INC., a Maryland corporation, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“RBB”), on behalf of its series, F/m Investments Large Cap Focused Fund (“New Fund”); F/M FUNDS TRUST, an Ohio business trust, with its principal place of business at 3050 K Street NW, Suite 201, Washington, DC 20007 (the “Trust”), on behalf of its series, the F/m Investments Large Cap Focused Fund (“Existing Fund”), and, solely for purposes of paragraph 7, F/m Investments, LLC, the investment adviser to the New Fund and the Existing Fund (“F/m”) with its principal place of business at 3050 K Street NW, Suite 201, Washington, DC 20007. (Each of RBB and the Trust is sometimes referred to herein as an “Investment Company,” and each of New Fund and Existing Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each of New Fund and Existing Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations”) Section 1.368-2(g). The reorganization will involve the Existing Fund reorganizing from a series of the Trust to a series of RBB by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Existing Fund’s liabilities, (2) distributing those shares pro rata to Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Existing Fund and New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Existing Fund currently offers two classes of shares (“Existing Fund Shares”), Investor Class and Institutional Class. New Fund will offer two classes of shares (“New Fund Shares”) that have identical characteristics to the Existing Fund Shares. As part of the Reorganization, Existing Fund Shares of each class will be exchanged for New Fund Shares of the corresponding class, as set forth on Schedule A.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1. PLAN OF REORGANIZATION

1.1.      Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)       Issue and deliver to Existing Fund the number of full and fractional New Fund Shares equal in aggregate net asset value (“NAV”) to the NAV of full and fractional Existing Fund Shares then outstanding, as determined in accordance with Section 2 hereof; and

(b)       Assume all of Existing Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2       The Assets shall consist of all assets and property of every kind and nature of the Existing Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Existing Fund’s books. The Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to RBB.

1.3       The Liabilities shall consist of all of the Existing Fund’s liabilities, debts, obligations (including the obligation of the Existing Fund to indemnify, defend, hold harmless, advance expenses to and/or contribute to the liability of the trustees and officers of the Existing Fund, acting in their capacities as such, to the fullest extent provide by applicable law and in the Existing Fund’s Articles of Incorporation, as amended and supplemented, and By-laws), and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(e)) borne by F/m pursuant to paragraph 7. Notwithstanding the foregoing, the Existing Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its then current Prospectus, to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its then current Prospectus, including options, futures, forward contracts, and swap agreements). At and after the Effective Time, the Liabilities of the Existing Fund shall become and be the Liabilities of the New Fund and may be enforced against the New Fund to the extent as if the same had been incurred by the New Fund.

1.4       At or before the Closing, the New Fund shall redeem the Initial Share (as defined in paragraph 6.5) for the amount at which it is issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by RBB’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares held by such Shareholder at the Effective Time. The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares held by such Shareholder at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on Existing Fund’s shareholder records. RBB shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5       Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.

1.6       Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the Existing Fund up to and including the later of: (a) the Effective Time, or (b) the date the Existing Fund is dissolved and terminated, provided, however, that the New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.

1.7       After the Effective Time, the Existing Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after the distribution of the New Fund Shares pursuant to paragraph 1.4, the Existing Fund shall be terminated as a series of the Trust.

2.        VALUATION

2.1       VALUATION OF ASSETS. The value of the Existing Fund’s assets to be acquired by the New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as the “Valuation Date”), using the valuation procedures set forth in Existing Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2       VALUATION OF SHARES. The NAV per share of the New Fund’s Shares shall be the NAV per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the New Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3       EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the New Fund or the Existing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Fund or the Existing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.4       DETERMINATION OF VALUE. The Existing Fund and the New Fund agree to use all commercially reasonable efforts to resolve prior to the Effective Time any material pricing differences between the prices of portfolio securities determined in accordance with the valuation procedures of the Existing Fund and those determined in accordance with the valuation procedures of the New Fund. All computations of value shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of a Fund.

3.         CLOSING AND EFFECTIVE TIME

3.1       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on _____________ (“Effective Time”). The Closing shall be held at RBB’s offices or at such other place as to which the Investment Companies agree.

3.2       The Trust shall cause the custodian of the Existing Fund’s assets (“Existing Custodian”) (a) to make Existing Fund’s portfolio securities available to RBB (or to its custodian (“New Custodian”), if RBB so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Existing Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Existing Fund’s assets are deposited, in the case of Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Trust shall also direct the Existing Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Existing Custodian by the Trust, the Existing Custodian has delivered all of Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to RBB that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Existing Custodian.

3.3       The Trust shall deliver, or shall direct its transfer agent to deliver, to RBB at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares of the Existing Fund that each such Shareholder owns, at the Effective Time, certified by The Trust’s Secretary or by its transfer agent, as applicable. RBB shall direct its transfer agent to deliver to the Trust at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Trust, that the New Fund Shares to be credited to Existing Fund at the Effective Time have been credited to Existing Fund’s accounts on those records.

3.4       The Trust shall deliver to RBB, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Existing Fund.

3.5       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.6       If the Existing Fund is unable to make delivery pursuant to paragraph 3.2 to the New Custodian for the New Fund of any of the assets of the Existing Fund for the reason that any of such assets have not yet been delivered to it by the Existing Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Existing Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the New Fund or its custodian, including brokers’ confirmation slips.

4.      REPRESENTATIONS AND WARRANTIES

4.1       The Trust, on behalf of the Existing Fund, represents and warrants to RBB, on behalf of the New Fund, as follows:

(a)       The Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of Ohio, and its Agreement and Declaration of Trust dated April 2, 2012, as amended (“Trust Declaration”); (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       Existing Fund is a duly established and designated series of the Trust;

(c)       The execution, delivery, and performance of this Agreement has been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, the Trust will have good and marketable title to the Assets for Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, RBB, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;

(e)       The Trust, with respect to Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio law, the Trust Declaration or the Trust’s By-laws, as amended, dated January 27, 2016 (“Trust’s By-laws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on Existing Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of Existing Fund (other than this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of Existing Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)      Except as disclosed in Existing Fund’s Disclosure Schedule, attached hereto as Exhibit A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Existing Fund or any of its properties or assets attributable or allocable to Existing Fund, that, if adversely determined, would materially and adversely affect Existing Fund’s financial condition or the conduct of its business; and the Trust, on Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Existing Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h)       Existing Fund’s audited financial statements as of June 30, 2022 and unaudited financial statements as of December 31, 2022 (each, a “Statement”) are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)       Since December 31, 2022, there has not been any material adverse change in Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Existing Fund of indebtedness (except indebtedness incurred in connection with investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities that Existing Fund holds, the discharge of the Existing Fund’s liabilities, or the redemption of Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Existing Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)      Existing Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3; Existing Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation, Existing Fund has met the requirements of Part I of Subchapter M of Subtitle A, Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such; Existing Fund has been eligible to and has computed its federal income tax under section 852; Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Existing Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Existing Fund’s shareholder records, as provided in paragraph 3.3; and Existing Fund has no outstanding any options, warrants, or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m)      Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)       Existing Fund is not under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(o)       Existing Fund’s current prospectus and statement of additional information as filed on Form N-1A with the Commission (collectively, the “Prospectus”) (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)       The information furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by RBB with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the N-14 Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by RBB for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)       Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to RBB;

(r)       The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(s)       To the knowledge of management of Existing Fund, there is no plan or intention by the shareholders of Existing Fund who own five percent (5%) or more of the outstanding Existing Fund Shares, and to the best of the knowledge of management of Existing Fund, there is no plan or intention on the part of the remaining shareholders of Existing Fund, to sell, exchange or otherwise dispose of any of the New Fund Shares received in connection with the Reorganization (other than in the ordinary course of business).

4.2       RBB, on behalf of the New Fund, represents and warrants to the Trust, on behalf of the Existing Fund, as follows:

(a)       RBB (1) is a Maryland corporation that is duly created, validly existing, and in good standing under the laws of Maryland, with power under its Articles of Incorporation and By-Laws, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       At the Effective Time, New Fund will be a duly established and designated series of RBB; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of RBB, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Existing Fund’s business;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of RBB’s Board; and this Agreement constitutes a valid and legally binding obligation of RBB, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       Except for the Initial Share (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund;

(e)       No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       RBB, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law or a material violation of RBB’s Articles of Incorporation and By-Laws, or any Undertaking to which RBB, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which RBB, on New Fund’s behalf, is a party or by which it is bound;

(g)       Except as disclosed in New Fund’s Disclosure Schedule, attached hereto as Exhibit B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to RBB’s knowledge, threatened against RBB, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and RBB, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or RBB’s ability to consummate the transactions contemplated hereby;

(h)       New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs; New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i)        The New Fund Shares to be issued and delivered to Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by RBB;

(j)        There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in section 368(a)(3)(A));

(l)       The information furnished by RBB for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and N-14 Registration Statement (other than written information provided by the Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m)       At the Effective Time, the current prospectus and statement of additional information of the New Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3       Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) RBB’s filing with the Commission of a registration statement on Form N-1A relating to the shares of the New Fund, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) RBB’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder (the “N-14 Registration Statement”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(c)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

(d)       None of the compensation received by any Shareholder who is an employee of a service provider to Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)       Except as otherwise set forth herein, no expenses incurred by the Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Existing Fund or any of its Shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(f)       New Fund has no plan or intention to sell or otherwise dispose of any of the assets of Existing Fund acquired in connection with the Reorganization, except for dispositions made in the ordinary course of business;

(g)       Following the Reorganization, New Fund will continue the historic business of operating an open-end management investment company; and

(h)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets – except for assets used to pay Fund expenses incurred in the ordinary course of business – and be subject to the same liabilities that Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.       COVENANTS

5.1       The Trust covenants to call a meeting of Existing Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2       The Trust covenants that it will assist RBB in obtaining such information as RBB reasonably requests concerning the beneficial ownership of Existing Fund Shares.

5.3       The Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations of the Commission thereunder) to RBB at the Closing.

5.4       The Trust, on behalf of the Existing Fund, will provide RBB, on behalf of the New Fund, with the materials and information in connection with the N-14 Registration Statement as counsel to RBB may reasonably request and the Trust covenants to cooperate with RBB in preparing the N-14 Registration Statement in compliance with applicable federal and state securities laws.

5.5       Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) RBB, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6       RBB covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act and the 1940 Act in order to commence and continue the New Fund’s operations after the Effective Time.

5.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.        CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company and F/m of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

6.2       All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement and N-14 Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3       At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4       The Investment Companies, on behalf of their respective Funds, shall have received an opinion of Faegre Drinker Biddle & Reath LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)       The transfer to the New Fund of the Assets of the Existing Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, followed by Existing Fund’s distribution of such New Fund Shares pro rata to the Shareholders in exchange for their Existing Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)       Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and its assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)       New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities;

(d)       New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       Each Shareholder will recognize no gain or loss on the exchange of Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)       Each Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in the Existing Fund Shares surrendered by the Shareholder in exchange for those New Fund Shares, and the holding period for those New Fund Shares will include, in each instance, the holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       The Reorganization will not result in the termination of Existing Fund’s taxable year, and pursuant to Section 381 of the Code and Regulations thereunder, New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by F/m, except in relation to the qualification of the transfer of the Existing Fund’s Assets to New Fund as a reorganization under Section 368(a) of the Code and (ii) any state, local or foreign tax consequences of the Reorganization;

6.5       Before the Closing, RBB’s Board shall have authorized the issuance of, and RBB shall have issued, one New Fund Share (“Initial Share”) to F/m or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder, which Initial Share shall be repurchased by New Fund at the Effective Time for the amount paid for it;

6.6       RBB, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by RBB’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its directors who are Non-Interested Persons thereof and by F/m or its affiliate as the New Fund’s sole shareholder; and

6.7       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.        EXPENSES

With respect to the Reorganization Expenses, such fees shall be borne by F/m. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and mailing costs) Existing Fund’s prospectus supplements, N-14 Registration Statement and other proxy materials and the New Fund’s Registration Statement, (2) legal and accounting fees incurred by the Trust, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof). Reorganization Expenses shall be paid at or prior to Closing.

For the period beginning at the Effective Time and ending on the sixth anniversary of the Effective Time, F/m shall provide or cause to be provided “run-off” trustees and officers errors and omissions insurance policy(ies) which covers the present and former trustees and officers of the Existing Fund for the period that they served as such and is at least comparable to the liability coverage currently applicable to the trustees and officers of the Trust.

8.        ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY; PUBLICITY

8.1      Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of RBB, on behalf of the New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

8.2      Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.

8.3      Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Existing Fund and New Fund mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

9.        TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1      By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2023, or such other date as to which the Investment Companies agree; or

9.2      By the mutual consent of both Investment Companies.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its directors, trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.      AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4, and further provided that the Officers of the Existing Fund and the New Fund may change the Valuation Date and Effective Time through an agreement in writing without additional specific authorization by their respective Board.

11.      SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.      NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Attention: Bernard Brick, with copies to Sullivan & Worcester LLP, 1666 K Street NW, Suite 700, Washington, DC 20006, Attention: John Chilton, and to RBB, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: James G. Shaw, with copies to Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Jillian Bosmann.

13.      MISCELLANEOUS

13.1     This Agreement shall be governed by and construed in accordance with the internal laws of Maryland, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than RBB, on New Fund’s behalf, or the Trust, on Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.3     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s directors/trustees solely in their capacities as directors/trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its directors, trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of each of its Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those directors, trustees, officers, or shareholders.

13.4     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

F/M FUNDS TRUST, on behalf of Existing Fund

By:
Name:
Title:

THE RBB FUND, INC., on behalf of New Fund

By:
Name: Steven Plump
Title: President

Solely for purposes of paragraph 7,
F/M INVESTMENTS, LLC

By:
Name:
Title:

Schedule A

F/m Investments Large Cap Focused Fund of F/m Funds Trust	F/m Investments Large Cap Focused Fund of The RBB Fund, Inc.
Investor Class	Investor Class
Institutional Class	Institutional Class

Exhibit A

Existing Fund’s Disclosure Schedule

The Existing Fund has been named as a defendant in the following matters:

●	None

Exhibit B

New Fund’s Disclosure Schedule

●	NONE

APPENDIX B

FUNDAMENTAL INVESTMENT POLICIES

The Acquired Fund and the Acquiring Fund have identical fundamental investment policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Defined terms used herein but not defined shall have the meaning ascribed to them in the Proxy Statement.

The following restrictions are fundamental and may not be changed without a shareholder vote.

The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions).

2.	Borrow money, except to the extent permitted under the 1940 Act.

3.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

4.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

5.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

6.	Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes.

7.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

The following restriction is non-fundamental and may be changed without a shareholder vote.

The Fund may not:

1.	Invest more than 15% of its net assets in any illiquid security whose disposition is restricted under federal securities laws and illiquid investments.

Other than the percentage limitations for borrowings and illiquid investments, as long as the above percentage restrictions are adhered to at the time an investment is made, a later change in percentage resulting in the change in the value or total cost of the Fund’s assets will not be considered a violation of the restriction.

 B-1

APPENDIX C

SHAREHOLDER POLICIES AND PROCEDURES

The RBB Fund, Inc.

The information below is extracted from the preliminary prospectus for the Acquiring Fund and discloses the Acquiring Fund’s policies and procedures related to purchasing, redeeming and exchanging Acquiring Fund shares.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may also purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Investor Class Shares is $1,000, and the minimum initial investment for Institutional Class Shares is $100,000. There is no subsequent investment minimum. Institutional Class shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution. The Fund may accept initial investments of smaller amounts in its sole discretion. You can purchase Shares of the Fund only on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

In addition to fees that the Fund may pay to a Service Organization under a Plan of Distribution for the Investor Class Shares, the Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class Shares or Investor Class Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

Purchases By Telephone. Investors may purchase additional Investor Class and Institutional Class shares of the Fund by calling (toll free) 1-(888) 553-4233. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. An account may be opened by completing and signing an account application and mailing it to the Transfer Agent at the address noted below, together with a check payable to the F/m Investment Large Cap Focused Fund.

Regular Mail:	Overnight Mail:

F/m Investments Large Cap Focused Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	F/m Investments Large Cap Focused Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank, National Association

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

For Further Credit to:

F/m Investments Large Cap Focused Fund

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Fund by calling 1-(888) 553-4233. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Additional Investments. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. Initial and additional purchases made by check or electronic funds transfer (ACH) cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-(888) 553-4233 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-(888) 553-4233 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs
●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs
○	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	Employees of the Adviser and their spouses, parents and children; and

c.	Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Shares will be made in full and fractional Shares of the Fund calculated to three decimal places.

Certificates for Shares will not be issued.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered (i.e., the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund). Purchase requests not in good order may be rejected.

Customer Identification Program. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you need additional assistance when completing your account application, please contact the Transfer Agent at 1-(888) 553-4233.

Applications without the required information, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can redeem Shares of the Fund only on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be addressed to F/m Investments Large Cap Focused Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or for overnight delivery to F/m Investments Large Cap Focused Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

○	If ownership is being changed on your account;
○	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

○	When redemption proceeds are payable or sent to any person, address or bank account not on record; and
○	For all redemptions in excess of $100,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Redemption By Telephone. If you did not decline telephone options on your account application, you may initiate a redemption of shares in the amount up to the total value of the account by calling the Transfer Agent at 1-(888) 553-4233.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone options after an account has been opened or to change your bank account, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-(888) 553-4233. Investors will be asked whether or not to withhold taxes from any distribution.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC. A Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC and the Company’s Policy and Procedure Related to the Processing of In-Kind Redemptions. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Involuntary Redemption. Because the Fund incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than the minimum investment requirement for Retail shares (due to redemption), or such other minimum amount as a Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. In addition, all shares of a Fund are subject to involuntary redemption if the Board of Directors determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times, if necessary, for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by telephone or in writing. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

The Fund may make distributions to you of “section 199A dividends” with respect to qualified dividends that it receives with respect to the Fund’s investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Fund pays to you and reports as a section 199A dividend in written statements furnished to you. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from a REIT reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that you are not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your Shares based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over twelve months at the time you dispose of them.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when Shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your Shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such Shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

However, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board has adopted a Plan of Distribution for Investor Class Shares of the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Investor Class Shares, on an annualized basis of the average daily net assets of the Investor Class Shares of the Fund. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing the Prospectus and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above. The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Institutional shares are not subject to any 12b-1 fees.

F/m Funds Trust

The information is extracted from the prospectus for the Acquired Fund and discloses the Acquired Fund’s policies and procedures related to purchasing, redeeming and exchanging Acquired Fund shares.

HOW TO BUY SHARES

INITIAL PURCHASE

Minimum Investment: The minimum initial investment in the Fund is $1,000 for Investor Class shares and $100,000 for Institutional Class shares. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Adviser or for certain accounts, at the discretion of the Adviser. The Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

By Mail – To be in proper form, your initial purchase request must include:

●	a completed and signed account application
●	a check made payable to the Fund and applicable share class (You may not use ACH to make an initial purchase)

Mail the account application and check to:

U.S. Mail: F/m Funds Trust c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: F/m Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, cashier’s checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

By sending your check to Ultimus Fund Solutions, LLC, the Fund’s transfer agent (hereafter referred to as “Transfer Agent”), please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Bank Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at 1-(888) 553-4233 to set up your account and obtain an account number. You must fax (513-587-3438) or mail the completed and signed account application to the Transfer Agent before the money is wired.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. You must mail a signed account application, on the same day the wire payment is made, to the Transfer Agent at the above address. Wire purchases are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Fund, the Fund’s custodian and Transfer Agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Through Your Broker or Financial Institution – Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the net asset value (“NAV”) next determined after your order is received by such organization in proper form. Organizations that have been authorized to accept orders on behalf of the Fund may be authorized to designate other intermediaries to act in this capacity. An investor transacting in shares of the Fund through a broker-dealer or other institution acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker or institution. Such an organization may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS

You may purchase additional shares of the Fund by sending your check to the address listed under the “Initial Purchase” section of this Prospectus. There is no minimum amount for subsequent investments. Each additional purchase request must contain:

●	your name
●	the name of your account(s)
●	your account number(s)
●	the name of the applicable class
●	a check made payable to the Fund

A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at 1-(888) 553-4233 to alert the Fund that your wire is to be sent.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and the investments are made on the date specified by the investor. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN-KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and valuation methods utilized to compute the Fund’s NAV.

TAX SHELTERED RETIREMENT PLANS

Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: IRAs and Roth IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans; tax deferred investment plans for employees of public school systems and certain types of charitable organizations; and other qualified retirement plans. Contact the Transfer Agent for more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA; unless you arrange other means of payment, shares of your account will be redeemed to cover these fees. Call the Transfer Agent about the IRA custodial fees.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;
●	Date of birth (for individuals);
●	Residential or business street address (although post office boxes are still permitted for mailing); and
●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases, exchanges, and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also intends to reject any purchase or exchange request that is believed to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to discourage market timing will apply uniformly in all cases.

When monitoring shareholder purchases, exchanges and redemptions, the Fund does not apply a quantitative definition to market timing. Instead, the Fund uses a subjective approach, which in itself could lead to inconsistent application of the Fund’s market timing policies and may unintentionally permit certain shareholders to engage in market timing.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.

The Fund relies on intermediaries to help enforce its market timing policies. Intermediaries are required to assist Fund management, up to and including prohibiting future trading in the Fund, in situations where a client of the intermediary has been identified as violating the Fund’s market timing policy. The Fund reserves the right to reject any order placed from an omnibus account.

Although the Fund has taken the steps described above to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

OTHER PURCHASE INFORMATION

The Fund may limit the amount of purchases and refuse to sell to any person. If your check or electronic payment does not clear, you will be charged a fee of $25 and be responsible for any other losses incurred by the Fund in connection with your payment. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases of Fund shares.

HOW TO EXCHANGE SHARES

Institutional Class shares of the Fund may be exchanged for Institutional Class shares of any other series of the Trust. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-(888) 553-4233. Please provide the following information:

●	Your name and telephone number;
●	The exact name of your account and account number;
●	Taxpayer identification number (usually your Social Security number);
●	Dollar value or number of shares to be exchanged;
●	The name of the Fund from which the exchange is to be made; and
●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s account by the redemption of shares in the account. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution. There is a $100 redemption minimum if your proceeds will be sent to your bank account through an Automated Clearing House (ACH) payment.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

F/m Funds Trust
c/o Ultimus Fund Solutions, LLC
P. O. Box 46707
Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

●	the Fund name and account number
●	account name(s) and address
●	the dollar amount or number of shares you wish to redeem
●	the signature of the registered shareholder(s) in the exact name(s) and any special capacity in which they are registered

Requests to sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. Orders through a brokerage firm or financial institution will be deemed to have been received by the Fund when the firm or its authorized designee accepts the order. Organizations that have been authorized to accept orders on behalf of the Fund may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. The redemption proceeds will be based on the NAV next calculated after the Transfer Agent receives your order in proper form, even if payment is delayed while your purchase is converted to federal funds.

Signature Guarantees – The Fund requires that signatures be guaranteed if (i) the shares to be redeemed have a value of more than $50,000; (ii) you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record; (iii) the mailing address has been changed within 15 calendar days of the redemption request; or (iv) your bank account information has changed within 30 days of your redemption request. Signature guarantees are for the protection of shareholders. The Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the Transfer Agent at 1-(888) 553-4233 if you have questions. At the discretion of the Fund or the Transfer Agent, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone – Unless the telephone redemption option was specifically declined on your account application, you may redeem shares having a value of $50,000 or less by calling the Transfer Agent at 1-(888) 553-4233. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Fund and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Fund and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent anticipate difficulties receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

IRA Redemptions - You may redeem shares from your IRA account by mail or by telephone. If you do not want federal income taxes withheld from your redemption, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

Systematic Withdrawal Plan - If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to impose reasonable charges. Telephone the Transfer Agent for additional information.

Additional Information – If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-(888) 553-4233. Redemptions specifying a certain date or share price cannot be accepted and will be returned. Redemption proceeds will normally be sent on or before the fifth business day following the redemption request, regardless of whether you request payment by check or wire transfer. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

The Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, the Fund may borrow money to pay redemptions during stressed market conditions or if the Adviser otherwise deems such borrowing to be appropriate.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than the minimum investment requirement for your Investor Class or Institutional Class of shares (due to redemptions, but not due to market depreciation), or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

CHOOSING A SHARE CLASS

The Fund offers Investor Class and Institutional Class shares. The two classes represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and investment minimum requirements. Investor Class shares are subject to 12b-1 fees, but have a lower minimum initial investment ($1,000). Institutional Class shares are not subject to any 12b-1 fees but have a higher minimum initial investment ($100,000). Institutional Class shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

DISTRIBUTION PLAN

The Trust has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Investor Class shares (the “Plan”). The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC (the “Distributor”) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. Expenses related to the distribution and servicing of the Fund’s Investor Class shares may include payments to securities dealers and other persons who are engaged in the sale of shares and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of preparing, printing or distributing the prospectus, SAI, and reports for recipients other than existing shareholders of the Fund; and any other expenses related to the distribution and servicing of the Fund’s Investor Class shares. Under the Plan, the Fund may pay a fee of up to 0.25% per annum of its average daily net assets that are allocable to Investor Class shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser and/or its affiliates may make additional payments to securities dealers and other financial organizations from its own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Fund.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the net asset value (“NAV”) of the share class you are purchasing (Investor Class or Institutional Class shares). The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. Currently, the NYSE is open for trading every day except Saturdays, Sunday, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV for each share class is calculated by dividing the sum of the value of the securities held by the class plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the class, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in proper form. The Fund’s NAV will fluctuate with the value of the securities it holds.

The Fund’s portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, or, if an Official Closing Price is not available, at the most recently quoted bid price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (5) fixed income securities are generally valued using prices provided by an independent pricing service, and (6) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith by the Adviser, which has been designated by the Board of Trustees as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

To the extent the Fund invests in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business in view of these circumstances, and because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will frequently be priced at their fair value.

To the extent any assets of the Fund are invested in other investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs as reported by those companies. The prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Requests to purchase, exchange and sell shares are processed at the NAV next calculated after your order is received in proper form. See “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in this Prospectus for instructions regarding the “proper form” for such orders.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, at least annually.

Distributions are paid according to one of the following options:

Share Option — income distributions and capital gains distributions reinvested in additional shares

Income Option — income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option — income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its net investment income and capital gains currently distributed to its shareholders.

In general, selling and exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold or exchanged. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale of Fund shares.

The Fund will mail you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding (currently at the rate of 24%). Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s federal income tax liability.

The Fund is required to report to the IRS, and furnish to Fund shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares. The Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of shares. IRS regulations do not permit the change of a basis election on previously executed trades. All shares purchased in non-retirement accounts are subject to these reporting requirements. You should consult your tax or financial advisor about the application to you of the basis calculation method, especially whether you should elect a method other than Average Cost.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment in the Fund.

APPENDIX D

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of ______________, 2023, by and between F/m Funds Trust, an Ohio business trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and F/m Investments, LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolio of the Trust set forth on Schedule A to this Agreement (the “Fund”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to the Fund may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the Fund to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser as assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of a Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (ii) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-PORT, Form N-PX, Form N-CEN, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Name “F/m Investments”. The Adviser has the right to use the name “F/m Investments” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “F/m Investments” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “F/m Investments.”

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAME “F/m Investments”. The Adviser grants to the Trust a license to use the name “F/m Investments” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Fund.

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to F/m Funds Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, Ohio, 45246 Attention: Secretary; and notices to the Adviser shall be directed to F/m Investments, LLC, 3050 K Street, NW, Suite 201, Washington, DC 20007 Attention: President.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Ohio, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

F/m Funds Trust	F/m Investments, LLC

By:	By:
Name: Matthew A. Swendiman	Name: David L. Littleton
Title: President	Title: Chief Executive Officer

SCHEDULE d-1

Investment Advisory Agreement

between

F/m Funds Trust (the “Trust”) and

F/m Investments, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Large Cap Focused Fund	None	0.70%	__________, 2023

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

F/m Funds Trust	F/m Investments, LLC

By:	By:
Name: Matthew A. Swendiman	Name: David L. Littleton
Title: President	Title: Chief Executive Officer

PART B

Statement of Additional Information

F/m Investments Large Cap Focused Fund

A series of F/m Funds Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

800-292-6775

INTO

F/m Investments Large Cap Focused Fund

A series of The RBB Fund, Inc.

615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

June 7, 2023

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus dated June 7, 2023 (the "Proxy Statement/Prospectus") relating specifically to the Special Meeting of Shareholders of the F/m Investments Large Cap Focused Fund, a series of F/m Funds Trust that will be held on June 29, 2023. A copy of the Proxy Statement/Prospectus is available by calling toll-free at 800-292-6775.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

GENERAL INFORMATION	1
incorporation of documents by reference	1
PRO FORMA FINANCIAL STATEMENTS	1
description of rbb and the acquiring fund	1
INVESTMENT OBJECTIVE, POLICIES, AND RISKS	2
FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS	2
INVESTMENT STRATEGIES AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	13
MANAGEMENT OF RBB	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23
INVESTMENT ADVISORY AND OTHER SERVICES	23
CODE OF ETHICS	25
PORTFOLIO MANAGERS	25
THE DISTRIBUTOR	26
PROXY VOTING POLICIES AND PROCEDURES	27
COMPUTATION OF NET ASSET VALUE	27
PURCHASE AND REDEMPTION OF SHARES	27
TAX CONSIDERATIONS	28
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
PORTFOLIO TURNOVER	30
OTHER INFORMATION ABOUT THE FUND	30
CUSTODIAN	30
COUNSEL	31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
ADMINISTRATOR	31
FINANCIAL STATEMENTS	31
APPENDIX A PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS	B-1

GENERAL INFORMATION

This SAI relates to the proposed reorganization of the F/m Investments Large Cap Focused Fund (the “Acquired Fund”), a series of F/m Funds Trust, into the F/m Investments Large Cap Focused Fund (the “Acquiring Fund” or the “Fund”), a series of The RBB Fund, Inc. (“RBB”). The proposed reorganization involves (i) the sale of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the subsequent pro rata distribution of the shares of the Acquiring Fund to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

incorporation of documents by reference

This SAI incorporates by reference the following documents:

1.	The Acquired Fund’s Statement of Additional Information dated November 1, 2022, as amended (previously filed on EDGAR, Accession No. 0001580642-22-005398).

2.	The audited financial statements and related report of the independent registered public accounting firm included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2022, as amended (previously filed on EDGAR, Accession No. 0001580642-22-00445).

3.	The unaudited financial statements included in the Acquired Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended December 31, 2022 (previously filed on EDGAR, Accession No. 0001580642-23-001180).

Information relating to the Acquiring Fund is not incorporated by reference into this SAI. Rather, a description of RBB and the Acquiring Fund is contained in this SAI.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Acquired Fund is being reorganized into a series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operation of the Acquired Fund. The Acquiring Fund will adopt the financial statements and financial history of the Acquired Fund upon consummation of the Reorganization.

description of rbb and the acquiring fund

RBB is an open-end management investment company organized as a Maryland corporation on February 29, 1988. RBB has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 90.623 billion shares have been classified into 213 classes. However, RBB only has approximately 54 active share classes that have begun investment operations. Under RBB’s Articles of Incorporation, the Board of Directors of RBB (the “RBB Board” or the “Board”) has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in a fund has an equal proportionate interest in the assets belonging to that fund with each other share that represents an interest in that fund, even where a share has a different class designation than another share representing an interest in that fund. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the Proxy Statement/Prospectus, shares of RBB will be fully paid and non-assessable.

1

RBB does not currently intend to hold annual meetings of shareholders except as required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law. RBB’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

Holders of shares of each class of RBB will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of RBB may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB’s Articles of Incorporation and By-Laws, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

This SAI pertains only to shares of the Fund, a non-diversified portfolio. F/m Investments, LLC (the “Adviser”), serves as the investment adviser to the Fund. The Fund currently offers two classes of shares: Investor Class and Institutional Class.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Fund’s objective and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Fund seeks long-term capital growth by purchasing equity securities that the Adviser believes are likely to appreciate. There can be no assurance that the Fund will achieve its objective.

The Proxy Statement/Prospectus discusses the investment objective of the Fund and the principal investment strategies to be employed to achieve the objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies. The Fund expects to invest in a broad range of securities (subject to the Fund’s principal investment strategies). The particular types of securities and the percentage of the Fund’s assets invested in each type will vary depending on where the Adviser sees the most opportunities at the time of investment. Below under the heading “Investment Strategies and Risks” is a description of the different types of securities in which the Fund may invest and certain of the risks relating to those securities.

2

FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the RBB Board without the approval of shareholders.

The Fund’s fundamental investment restrictions are set forth below. The Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions).

2.	Borrow money, except to the extent permitted by the 1940 Act. See “Borrowing” under “Investment Strategies and Risks” below.

3.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

4.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

5.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

6.	Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes.

7.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon the requirements of Rule 18f-4 of the 1940 Act, no-action letters and other pronouncements of the staff of the SEC, as applicable. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See restriction (2) above.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Fund will consider the investments of the underlying funds and ETFs in which it invests in determining compliance with this fundamental restriction.

As a non-fundamental policy, the Fund may not:

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1.	Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

INVESTMENT STRATEGIES AND RISKS

The following supplements the descriptions of the Fund’s principal investment objective and strategies as described in the Proxy Statement/Prospectus and also includes descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Proxy Statement/Prospectus and this SAI.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Equity Investments. The Fund may invest in equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities). Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or a lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, stock prices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention.

Industry/Sector and Non-Diversification Risks. The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. As a non-diversified series, the Fund may hold a larger percentage of its assets in the securities of fewer issuers than a diversified fund and is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. As of December 31, 2022, the Fund had approximately 56.8% of its net assets invested in stocks within the technology sector. Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology industries can be significantly affected by the obsolescence of existing technologies, short product cycles, falling prices and profits. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

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Investments in Small-Cap Companies. The Fund may invest a portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies may lack depth of management or they may be unable to generate funds on favorable terms necessary for growth or potential development, either internally or through external financing. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that may result in losses for the Fund.

Bank Obligations. Bank obligations that may be purchased by the Fund include, but are not limited to, certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against the Fund deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.   Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

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Borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Fundamental Investment Policies/Restrictions” above, the Fund is permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Exchange-Traded Funds and Other Similar Instruments. Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the NYSE Arca Inc. (“Arca”).  The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca.  ETFs may trade at relatively modest discounts or premiums to net asset value.  In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected.  If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

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Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs. The Securities and Exchange Commission (the “SEC”) adopted Rule 12d1-4 under the 1940 Act in November 2020, which allows, subject to certain conditions, the Fund to invest in other registered investment companies, including ETFs, and other registered investment companies to invest in the Fund beyond the limits contained in the 1940 Act.

Firm Commitments and When-Issued Securities. The Fund may purchase securities on a firm commitment basis, including when-issued securities.  The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  Notwithstanding the requirements of Section 18 of the 1940 Act, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (1) the Fund intends to physically settle the transaction; and (2) the transaction will settle within 35 days of its trade date. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity.

Foreign Securities. Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, over-the-counter or in the form of American Depositary Receipts. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks that are not present in domestic investments. Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment or both.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

War, terrorism, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. The type and severity of sanctions and similar measures, including counter sanctions and other retaliatory actions, may vary broadly in scope and could result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities in the sanctioned country or other markets, significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance. For example, Russia’s invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider military conflict or war have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued: a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on countries that provide military or economic support to Russia. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

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Government Action. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

 Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline. Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund.

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Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Taxes. The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United States bank or trust company which evidence ownership of the underlying securities issued by a foreign corporation. ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Geopolitical Risk. Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The U.S. Government has in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

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The health crisis caused by the coronavirus outbreak has negatively affected the global economy as well as the economies of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted certain supply chains that many businesses depend on and accelerated trends towards working remotely and shopping on-line, which has negatively affect certain business sectors, as well as companies that have been slow to transition to an on-line business model. Although vaccines for COVID-19 have been deployed, the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of the Fund’s holdings. The health crisis caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries and the markets in general, in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that these efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies. There can be no assurance that market and economic conditions will not worsen in the future. In addition, other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot be foreseen at the present time.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. Fiscal stimulus packages such as the Coronavirus Aid, Relief and Economic Security Act (the “CARES ACT”) and the American Rescue Plan Act of 2021 are the largest economic packages in recent history and have further increased the federal budget deficit. The U.S. Government is also considering significant new investments in infrastructure and national defense, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future, which could lead to the downgrading of the long-term sovereign credit rating of the U.S. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. At such times, the Fund’s exposure to the risks described elsewhere in this SAI and in the Proxy Statement/Prospectus can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

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Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

The price of fixed income debt securities is dependent in part on the continuing ability of the issuers of the fixed income debt securities to meet their obligations for the payment of principal and interest when due. The issuer’s ability to service its debt obligations may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay the principal and interest on its debt instruments when due may be materially affected.

The price of fixed income debt securities is also dependent on interest rates. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income security can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income security can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Floating and Variable Rate Instruments. The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.   The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

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Money Market Instruments. The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by the Fund.

Illiquid Investments. The Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of F/m Funds Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity pursuant to F/m Funds Trust’s liquidity risk management program. The sale of some illiquid and other types of investments may be subject to legal restrictions.

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If the Fund invests in investments for which there is no ready market, it may not be able to readily sell such investments. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid investments once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such investments than about companies whose investments are publicly traded.

The Fund values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value for a private investment accurately; (ii) that the Fund will be able to sell private securities for the fair value determined by the Fund; or (iii) that the Fund will be able to sell such securities at all. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

LIBOR Transition Risk. Instruments in which the Fund may invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, phased out most LIBOR settings by the end of 2021, except the majority of the U.S. dollar LIBOR settings will be phased out by June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law and provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark that is based on the Secured Overnight Financing Rate (“SOFR”). Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. Any such effects of the transition, as well as other unforeseen effects, could have an adverse impact on the Fund’s performance.

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Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective

DISCLOSURE OF PORTFOLIO HOLDINGS

RBB has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, RBB Board, officers, or third-party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of RBB that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

RBB discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, RBB will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

RBB may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”); Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; Faegre Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and RBB’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and RBB’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to RBB’s policy on selective disclosure of portfolio holdings. The RBB Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

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The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The RBB Board provides ongoing oversight of RBB’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the RBB Board receives from RBB’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the RBB Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third-party service provider to RBB’s CCO, who will determine whether the violation should be reported immediately to the RBB Board or at its next quarterly RBB Board meeting.

MANAGEMENT OF RBB

The business and affairs of RBB are managed under the oversight of the RBB Board, subject to the laws of the State of Maryland and RBB’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of RBB’s service providers. The officers of RBB conduct and supervise RBB’s daily business operations.

Directors who are not deemed to be “interested persons” of RBB (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of RBB are referred to as “Interested Directors.” The RBB Board is currently composed of seven Independent Directors and one Interested Director. The RBB Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the RBB Board and interfacing with management to address significant issues that may arise between regularly scheduled RBB Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and RBB’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the RBB Board from time to time.

The RBB Board meets as often as necessary to discharge its responsibilities. Currently, the RBB Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The RBB Board also relies on professionals, such as RBB’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The RBB Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The RBB Board may establish other committees, or nominate one or more Directors to examine particular issues related to the RBB Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the RBB Board. For more information on the Committees, see the section entitled “Standing Committees.”

The RBB Board has determined that RBB’s leadership structure is appropriate because it allows the RBB Board to effectively perform its oversight responsibilities.

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Directors and Executive Officers

The Directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Age	Position(s) Held with RBB	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 88	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	57	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	57	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 55	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	57	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 1997, Consultant, financial services organizations.	57	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 73	Chairman Director	2005 to present 1991 to present	Retired.	57	EIP Investment Trust (registered investment company).

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Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	57	Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	57	None.
INTERESTED DIRECTORS[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 83	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director — Investments and prior thereto Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	57	None.

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OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	Since August 2022	From 2011 to 2021, Executive Vice President, PIMCO LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer and Anti-Money Laundering Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); Since 2021, Chief Compliance Officer of The RBB Fund Trust; from 2009 to 2022, President of The RBB Fund, Inc.; from 2021 to 2022, President of The RBB Fund Trust.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present Since August 2022	Chief Financial Officer and Secretary of The RBB Fund, Inc. (since 2016) and The RBB Fund Trust (since 2021); from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (investment advisory).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

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Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 62	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 44	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 57 portfolios of the fund complex, consisting of the series in RBB (48 portfolios) and in The RBB Trust (9 portfolios).

1.	Subject to the RBB’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The RBB Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The RBB Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the RBB Board until the next special meeting of the Director or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Mr. Sablowsky is considered an “interested person” of RBB as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of RBB by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of RBB. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the RBB Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

Standing Committees

The responsibilities of each Committee of the RBB Board and its members are described below.

Audit Committee. The RBB Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2022.

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Contract Committee. The RBB Board has a Contract Committee comprised of the Interested Director and four Independent Directors. The current members of the Contract Committee are Ms. Dolly and Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the RBB Board regarding the approval and continuation of agreements and plans of RBB. The Contract Committee convened five times during the fiscal year ended August 31, 2022.

Executive Committee. The RBB Board has an Executive Committee comprised of the Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of RBB when the RBB Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2022.

Nominating and Governance Committee. The RBB Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Brodsky, Giordano and Reichman. The Nominating and Governance Committee recommends to the RBB Board all persons to be nominated as Directors of RBB. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of RBB's Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2022.

Product Development Committee. The RBB Board has a Product Development Committee comprised of the Interested Director and three Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to RBB. The Product Development Committee met two times during the fiscal year ended August 31, 2022.

Regulatory Oversight Committee. The RBB Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky, Shea and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of RBB. The Regulatory Oversight Committee met four times during the fiscal year August 31, 2022.

Valuation Committee. The RBB Board has a Valuation Committee comprised of the Interested Director and two officers of RBB. The members of the Valuation Committee are Messrs. Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee met four times during the fiscal year ended August 31, 2022.

Risk Oversight

The RBB Board performs its risk oversight function for RBB through a combination of (1) direct oversight by the RBB Board as a whole and RBB Board committees and (2) indirect oversight through RBB’s investment advisers and other service providers, RBB officers and RBB’s CCO.  RBB is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to RBB is the responsibility of RBB’s investment advisers or other service providers (depending on the nature of the risk) that carry out RBB’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from RBB’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

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The RBB Board provides risk oversight by receiving and reviewing on a regular basis reports from RBB’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with RBB’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the RBB’s CCO to discuss compliance reports, findings and issues.  The RBB Board also relies on RBB’s investment advisers and other service providers, with respect to the day-to-day activities of RBB, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on RBB’s business and reputation.

Board oversight of risk management is also provided by various RBB Board Committees.  For example, the Audit Committee meets with RBB’s independent registered public accounting firms to ensure that RBB’s respective audit scopes include risk-based considerations as to RBB’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of RBB’s investments or activities.

Director Ownership of Shares of RBB

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of RBB (which for each Director comprise all registered investment companies within the RBB family of investment companies overseen by him or her), as of December 31, 2022, including the amounts through the deferred compensation plan:

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
Gregory P. Chandler	None	Over $100,000
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Brian T. Shea	None	$10,001-$50,000
Robert A. Straniere	None	$10,001-$50,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000

(1)	The Fund had not commenced operations prior to the date of this SAI.

As of December 31, 2022, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of RBB’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’ and Officers’ Compensation

Effective January 1, 2023, RBB and The RBB Trust, based on an allocation formula, pay each Director a retainer at the rate of $150,000 annually, $13,500 for each regular meeting of the RBB Board, $5,000 for each Regulatory Oversight Committee meeting attended in-person, $4,000 for each other committee (excluding the Regulatory Oversight Committee) meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the RBB Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receives an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each receives an additional fee of $10,000 per year for his services. The Vice Chairman of the RBB Board receives an additional fee of $35,000 per year for his services in this capacity and the Chairman of the RBB Board receives an additional fee of $75,000 per year for his services in this capacity.

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From January 1, 2022 through December 31, 2022, RBB and The RBB Trust, based on an allocation formula, paid each Director a retainer at the rate of $125,000 annually, $13,500 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each received an additional fee of $10,000 per year for his services. The Vice Chairman of the Board received an additional fee of $35,000 per year for his services in this capacity and the Chairman of the Board received an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the RBB Board or any committee thereof. An employee of Vigilant Compliance, LLC serves as CCO of RBB and served as President of RBB until August 2022. Vigilant Compliance, LLC is compensated for the services provided to RBB, and such compensation is determined by the RBB Board. For the fiscal year ended August 31, 2022, Vigilant Compliance LLC received $758,511 in aggregate from all series of RBB and The RBB Fund, Inc. for its services. Employees of RBB serve as Chief Financial Officer, Secretary, and Director of Marketing & Business Development and are compensated for services provided. For the year ended December 31, 2022, each of the following members of the RBB Board and the President, Chief Financial Officer, Chief Operating Officer, Secretary, and Director of Marketing & Business Development received compensation from RBB and The RBB Fund, Inc. in the following amounts:

Name of Director/Officer	Aggregated Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$0	N/A	$210,500
Gregory P. Chandler, Director	$0	N/A	$243,500
Lisa A. Dolly, Director (3)	$0	N/A	$208,500
Nicholas A. Giordano, Director	$0	N/A	$211,000
Arnold M. Reichman, Director and Chairman	$0	N/A	$291,000
Brian T. Shea, Director	$0	N/A	$207,000
Robert A. Straniere, Director	$0	N/A	$208,500
Interested Director:
Robert Sablowsky, Director	$0	N/A	$283,500
Officers:
Steven Plump, President(2)	$0	N/A	$50,000
James G. Shaw, Chief Financial Officer, Chief Operating Officer and Secretary	$0	N/A	$315,000
Craig Urciuoli, Director of Marketing & Business Development	$0	N/A	$262,032

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(1)	The Fund had not commenced operations prior to the date of this SAI.

(2)	Mr. Plump was appointed as President effective August 4, 2022.

Each compensated Director is entitled to participate in RBB’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by RBB in shares of one or more of the portfolios of RBB. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

Director Emeritus Program

The RBB Board has created a position of Director Emeritus, whereby an incumbent Director who has attained at least the age of 75 and completed a minimum of fifteen years of service as a Director or Director of The RBB Fund, Inc., may, in the sole discretion of the Nominating and Governance Committee of RBB (“Committee”), be recommended to the full RBB Board to serve as Director Emeritus.

A Director Emeritus that has been approved as such receives an annual fee in an amount equal to up to 50% of the annual base compensation paid to a Director. Compensation will be determined annually by the Committee and the RBB Board with respect to each Director Emeritus. In addition, a Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at RBB Board meetings. A Director Emeritus will continue to receive relevant materials concerning the Fund and will be available to consult with the Directors at reasonable times as requested. However, a Director Emeritus does not have any voting rights at RBB Board meetings and is not subject to election by shareholders of the Fund.

A Director Emeritus will be permitted to serve in such capacity from year to year at the pleasure of the Committee and the RBB Board for up to three years. From October 1, 2021 through January 26, 2023, J. Richard Carnall served as a Director Emeritus of RBB.

For the year ended December 31, 2022, J. Richard Carnall received compensation for his role as Director Emeritus in the following amounts:

Aggregate Compensation from the Fund	Pension Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund Complex
$0	N/A	$62,500

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this SAI, no shares of the Fund were outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

The Adviser is located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007. The Adviser is wholly-owned by F/m Acceleration, LLC which in turn is wholly owned by Diffractive Managers Group, a multi-boutique asset management company.

Advisory Agreement with RBB. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Proxy Statement/Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

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For its services, the Adviser is entitled to an advisory agreement computed daily and payable monthly at the annual rate of 0.70% of its average daily net assets.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.15% of the average daily net assets attributable to Investor Class shares and 0.90% of the average daily net assets attributable to Institutional Class shares. The contractual agreement for the Fund is currently in effect for two years following the Reorganization. Any payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund for a period of three years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment. The Adviser has the right to seek reimbursement from the Fund for amounts up to the aggregate amount that the Adviser had waived or reimbursed the F/m Investments Large Cap Focused Fund, a series of IDX Funds, the predecessor of the Fund (the “Predecessor Fund”) under an expense limitation agreement with the Predecessor Fund for the three-year period ending after the specific fee waiver or reimbursement, but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.

Except as otherwise noted in the Advisory Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of RBB and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to RBB’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by RBB to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

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The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use. The Adviser served as the investment adviser to the Predecessor Fund and the Acquired Fund since April 2020. Another adviser served as the investment adviser to the Predecessor Fund from its inception until April 2020. Any fee reductions by the previous adviser to the Predecessor Fund may no longer be recouped by the previous adviser.

The Acquired Fund paid the Adviser the following fees for the fiscal years ended June 30:

	Fiscal Year Ended June 30,
	2022	2021	2020	2020*
Net Management Fees Accrued	$596,014	$467,937	$134,518	$197,313
Management Fees Waived	$203,162	$174,214	$90,431	$77,843
Net Management Fees Paid to Adviser	$392,852	$293,723	$44,087	$119,470

*	Fees paid to previous adviser.

CODE OF ETHICS

The Fund and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor (defined below) relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with RBB or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of RBB or the Adviser.

PORTFOLIO MANAGERS

The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of April 3, 2023.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. This information is provided as of April 3, 2023.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Separate Accounts
Name of Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (millions)
Francisco J. Bido	0	$0	0	$0	46	$113.1
Alexander R. Morris	0	$0	0	$0	49	$113.2

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	Registered Investment Companies for which Adviser Receives a Performance-Based Fee		Other Pooled Investment Vehicles for which Adviser Receives a Performance- Based Fee		Separate Accounts for which Adviser Receives a Performance-Based Fee
Name of Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Francisco J. Bido	0	$0	0	$0	0	$0
Alexander R. Morris	0	$0	0	$0	0	$0

Portfolio Manager Compensation

The portfolio managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Adviser.

Potential Conflicts of Interest

The investment strategies of the Fund and other accounts managed by the portfolio managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

There may be circumstances under which the portfolio managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment. There also may be circumstances under which the portfolio managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts. It is generally the Adviser’s policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute.

Portfolio Manager Securities Ownership.

No shares of the Fund were outstanding as the Fund had not commenced operations prior to the date of this SAI.

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Fund.

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Rule 12b-1 Plan

The RBB Board has adopted a Plan of Distribution for Investor Class Shares (the “Shares”) of the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Shares, on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the RBB Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing the Prospectus and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to certain brokerage firms, financial institutions and other industry professionals. The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Institutional shares are not subject to any 12b-1 fees.

The Distributor for the Acquired Fund was Ultimus Fund Distributors, LLC. The Acquired Fund adopted a plan of distribution with respect to its Investor Class shares (the “Investor Plan”) which allowed the Acquired Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its Investor Class shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotional, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have a distribution or service agreement with the Ultimus Fund Distributors, LLC. The Investor Plan allowed the Acquired Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Ultimus Fund Distributors, LLC) for expenses related to the distribution and servicing of the Acquired Fund’s Investor Class shares. The Investor Plan expressly limited payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Acquired Fund allocable to its Investor Class shares. Unreimbursed expenses were not carried over from year to year. For the fiscal year ended June 30, 2022, the total amount paid by Investor Class shares of the Acquired Fund under the Investor Plan was $32,383. All of this amount was paid as compensation to broker-dealers.

PROXY VOTING POLICIES AND PROCEDURES

The RBB Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the RBB Board’s continuing oversight.

RBB is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling 1-(800)-553-4233. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

COMPUTATION OF NET ASSET VALUE

In accordance with procedures adopted by the RBB Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. RBB reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. RBB reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The securities of the Fund are valued under the direction of the Fund’s administrator and under the general supervision of the RBB Board. Prices are generally determined using readily available market prices. Subject to the approval of the RBB Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the RBB Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of RBB under the general supervision of the RBB Board. The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

PURCHASE AND REDEMPTION OF SHARES

The methods of buying and selling shares of the Fund are described in the Fund’s Proxy Statement/Prospectus. As stated in the Proxy Statement/Prospectus, shares of the Fund may be purchased at NAV by various persons associated with RBB, the Adviser, certain firms providing services to RBB or affiliates thereof for the purpose of promoting good will with employees and others with whom RBB has business relationships, as well as in other special circumstances. Shares are offered to other persons at NAV in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX CONSIDERATIONS

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Proxy Statement/Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in the Proxy Statement/Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Proxy Statement/Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

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General

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of December 31, 2022, the Acquired Fund had, for federal income tax purposes, no capital loss carryforwards.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

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In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage and Research Services

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, and as provided in the Advisory Agreement, the Adviser is authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the Adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

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The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The following table lists the total amount of brokerage commissions paid by the Predecessor Fund and the Acquired Fund for the past three fiscal years. The increase in brokerage commissions during the June 30, 2021 fiscal year is primarily due to an increase in assets.

As of June 30,
2022	2021	2020
$47,779	$52,731	$10,674

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” above.

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The portfolio turnover for the Predecessor Fund for the two most recent fiscal years ended June 30, 2022, and 2021 was 169% and 195%, respectively. Portfolio turnover rates could change significantly in response to turbulent market conditions.

OTHER INFORMATION ABOUT THE FUND

CUSTODIAN

U.S. Bank, N.A, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian (the “Custodian”) of the Fund’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining sub-custodians, including in connection with the custody of foreign securities. Cash held by the Custodian, the amount of which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits. The Custodian and Fund Services are affiliates.

COUNSEL

Faegre Drinker Biddle & Reath LLP serves as counsel to RBB, and is located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Ave # 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm. Cohen & Company, Ltd. provides audit and tax services.

ADMINISTRATOR

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator (the “Administrator”) and provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. Fund Services and the Custodian are affiliates.

No administration fee information is provided since the Fund had not commenced operations prior to the date of this SAI.

Previous Administrator and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the administrator, fund accountant and transfer agent to the Acquired Fund. M3Sixty Administration, LLC (the “Previous Administrator”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, provided accounting, administrative, transfer agency, dividend disbursing agency, chief compliance officer and shareholder servicing agency services to the Predecessor Fund.

Unless otherwise noted, the table below shows the administrative fees paid by the Acquired Fund and the Predecessor Fund to the Previous Administrator for the past three fiscal years.

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Compensation Paid for the Fiscal Years Ended June 30,
2022	2021	2020
Ultimus - $60,452	Previous Administrator	Previous Administrator
Previous Administrator - $123,789	$162,477	$153,026

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2022 (the “Annual Report”) and the unaudited financial statements and notes thereto in the Acquired Fund’s Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2022 are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements included in the Annual Report have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report and Semi-Annual Report may be obtained at no charge by calling 800-292-6775.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

F/M INVESTMENTS, LLC (“F/M”)

The Board of Directors of RBB has delegated the authority to develop policies and procedures relating to proxy voting to F/m.

F/M, and/or pursuant to any applicable sub-advisory agreement F/M’s sub-adviser, may act as discretionary investment adviser for clients. F/M will vote all eligible proxies for recommended securities (mutual Fund, exchange traded Fund) if directed to do so by the client, generally within the investment management agreement. F/M will vote all proxies for recommended securities and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with this policy. Corporate actions may include, for example and without limitation, tender offers or exchanges, and class actions.

When voting proxies or acting with respect to corporate actions for clients, F/M’s utmost concern is that all decisions be made solely in the best interest of the client. F/M will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. The CCO is ultimately responsible for ensuring that all proxies received for recommended securities by F/M are voted in a timely manner and in a manner consistent with each client’s best interests. In addition, the CCO is responsible for submitting all required certifications relating to its Proxy Voting activity, and for maintaining all documentation necessary to complete documentation related to the annual Form N-PX filing for the Fund (see additional information as to Form N-PX compliance processes below).

A.	Guidelines

F/M generally votes all proxies in line with management. If F/M determines that it will not vote along with management on a particular vote, F/M must document its rationale and reasoning for the vote.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or when F/M has determined that it is in the client’s best interest, F/M will not vote proxies received. The following are certain circumstances where F/M will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: When a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, F/M will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by F/M, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with F/M in accordance with its investment advisory agreement, F/M will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, F/M may abstain from voting when the cost of voting a client’s proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

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C.	Client Securities

F/M will not vote proxies received for securities not purchased for client by F/M and held by F/M in a client’s account as an accommodation to client or until such securities are sold as per agreement or understanding with the client.

D.	Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, F/M will maintain for the time periods set forth in the Rule: (i) these proxy voting policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that F/M may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by F/M that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

F/M will make available its proxy voting policies and procedures and will inform clients how they may obtain information on how F/M voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of F/M’s Policies and Procedures by written request addressed to F/M.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

[1]	A long-term rating can also be used to rate an issue with short maturity.

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The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

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“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

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“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

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For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

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About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

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